Exhibit 99.1

SETTLEMENT AGREEMENT

July 24, 2007

 i

Page
5.8 Governing Law	31
5.9 Assignment	31
5.10 Waiver	31
5.11 Headings	32
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SETTLEMENT AGREEMENT
THIS SETTLEMENT AGREEMENT (the “Agreement”) dated as of July 24, 2007
AMONG:
CALPINE CORPORATION (“CORPX”), on behalf of itself and on behalf of its U.S. subsidiaries (collectively with CORPX, “Calpine U.S.”)
OF THE FIRST PART
- and -
CALPINE CANADA ENERGY LTD. (“CCEL”), CALPINE CANADA POWER LTD., CALPINE CANADA ENERGY FINANCE ULC (“ULC1”), CALPINE ENERGY SERVICES CANADA LTD., CALPINE CANADA RESOURCES COMPANY, CALPINE CANADA POWER SERVICES LTD., CALPINE CANADA ENERGY FINANCE II ULC (“ULC2”), CALPINE NATURAL GAS SERVICES LIMITED, 3094479 NOVA SCOTIA COMPANY, CALPINE ENERGY SERVICES CANADA PARTNERSHIP, CALPINE CANADA NATURAL GAS PARTNERSHIP AND CALPINE CANADIAN SALTEND LIMITED PARTNERSHIP (collectively, the “Canadian Debtors”)
OF THE SECOND PART
- and -
HSBC BANK USA, NATIONAL ASSOCIATION, as successor indenture trustee under the ULC1 Indenture, as such trustee may be amended, replaced or succeeded from time to time (solely in its capacity as indenture trustee, the “ULC1 Indenture Trustee” and, together with Calpine U.S. and the Canadian Debtors, the “Parties”)
OF THE THIRD PART
R E C I T A L S:
A.	On December 20, 2005 (the “Petition Date”), the U.S. Debtors filed the U.S. Proceedings in the U.S. Bankruptcy Court, and are operating their businesses and managing their properties as debtors in possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code;

B.	On the Petition Date, the Canadian Debtors commenced the CCAA Proceedings in the Canadian Court;

C.	Pursuant to the terms of a certain Indenture (the “Original ULC1 Indenture”) dated as of April 25, 2001, between ULC1 and Wilmington Trust Company, as indenture trustee, as amended by that certain Amended and Restated Indenture (the “Amended ULC1 Indenture”) dated as of October 16, 2001, between ULC1 and Wilmington Trust Company (the Original ULC1 Indenture, as amended and restated by the Amended ULC1 Indenture, the “ULC1 Indenture”), ULC1 issued (i) those certain 8-3/4% Senior Notes due October 15, 2007, issued on October 18, 2001 in the original, aggregate principal amount of C$200,000,000 (the “Canadian ULC1 Notes”), (ii) those certain 8-1/2% Senior Notes due May 1, 2008, issued on April 25, 2001 in the original, aggregate principal amount of US$1,500,000,000, and (iii) those certain 8 1/2% Senior Notes due May 1, 2008, issued on October 16, 2001 in the original aggregate principal amount of US$530,000,000 which, with the notes described in clause (ii), constitute a single series of notes under a single CUSIP number (the notes described in clauses (i), (ii) and (ii), collectively, the “ULC1 Notes”);

D.	The ULC1 Indenture Trustee has received a written letter from holders of a majority in aggregate principal amount of each of the two series of the ULC1 Notes directing the ULC1 Indenture Trustee to enter into this Agreement, and to take all such further actions necessary or appropriate to consummate the transactions contemplated by this Agreement;

E.	Certain holders (the “Ad Hoc ULC1 Noteholders”) are members of an informal committee of unaffiliated holders of the ULC1 Notes (the “Ad Hoc ULC1 Noteholders Committee”) formed for the purposes of protecting their interests in the U.S. Proceedings and the CCAA Proceedings and exploring and negotiating with CORPX a potential settlement regarding the treatment of the Claims evidenced by the ULC1 Notes, and certain Claims and guarantees related thereto, filed in the U.S. Proceedings and the CCAA Proceedings, as the case may be;

F.	CORPX and the Canadian Debtors entered into a Global Settlement Outline for Certain Claims Between and Relating to Calpine U.S. and Calpine Canada (the “Global Settlement Outline”), dated as of May 13, 2007, which, among other things, set forth various agreements among CORPX and the Canadian Debtors relating to the resolution of certain Claims and other matters;

G.	CORPX and the Ad Hoc ULC1 Noteholders entered into a Preliminary Settlement Outline dated as of April 13, 2007 Regarding Claims Held by Members of the Ad Hoc ULC1 Noteholders Committee (the “Preliminary ULC1 Settlement Outline”), which is incorporated in and attached as Exhibit C to the Global Settlement Outline and which, among other things, sets forth various agreements among CORPX and the Ad Hoc ULC1 Noteholders Committee concerning the following Claims:
(i)	the ULC1 Indenture Trustee Notes Guarantee Claim;

(ii)	the CCEL Subscription Agreement Claim;

(iii)	the CCEL Subscription Agreement Guarantee Claim;

(iv)	the ULC1 Common “B” Share Purchase Agreement Claim;

(v)	the ULC1 Common “B” Share Purchase Agreement Guarantee Claim;

(vi)	the ULC1 Indenture Trustee Notes Claim;

(vii)	the HSBC Canadian Marker Claims;

(viii)	the HSBC U.S. Marker Claims; and

(ix)	the Claims of CCEL against CCRC;
H.	On April 18, 2007, CORPX filed with the SEC a report on Form 8-K disclosing that CORPX and the Ad Hoc ULC1 Noteholders Committee had entered into the Preliminary ULC1 Settlement Outline, a copy of which was annexed to such Form 8-K as an exhibit; and

I.	On May 14, 2007 CORPX filed with the SEC a report on Form 8-K disclosing that CORPX and the Canadian Debtors had entered into the Global Settlement Outline, a copy of which was annexed to such Form 8-K as an exhibit.
     NOW THEREFORE in consideration of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the Parties), the Parties hereto agree as follows:
ARTICLE I – INTERPRETATION
1.1 Definitions
“Ad Hoc Committee Fees” has the meaning set forth in Section 3.2(a)(ii)(C);
“Ad Hoc ULC1 Noteholders” has the meaning set forth in Recital E;
“Ad Hoc ULC1 Noteholders Committee” has the meaning set forth in Recital E;
“Agreement”, “Settlement Agreement”, “hereto”, “herein”, “hereby”, “hereunder”, “hereof” and similar expressions refer to this Agreement and not to any particular Article, Section, subsection, clause, subdivision or other portion hereof and include any and every instrument supplemental or ancillary hereto;
“Allowed ULC2 Claim” has the meaning set forth in Section 2.3(e)(ii);
“Allowed ULC2 Indenture Trustee Claim” has the meaning set forth in Section 2.3(e)(i);
“Allowed U.S. Administrative Charge” has the meaning set forth in Section 2.4(e);
“Amended ULC1 Indenture” has the meaning set forth in Recital C;

“Applicable Law”, in respect of any Person, property, transaction or event, means all laws, statutes, regulations, treaties, judgments and decrees of any Governmental Authority applicable to that Person, property, transaction or event which have the force of law, all applicable requirements, requests, official directives, rules, consents, approvals, authorizations, guidelines, orders and policies of any Governmental Authority having authority over that Person, property, transaction or event and which have the force of the law;
“Approval Date” means the date on which the last of the Approval Orders has been entered on the relevant court’s docket;
“Approval Orders” means orders of the Canadian Court and the U.S. Bankruptcy Court, respectively, in substantially the forms attached hereto as Schedules II and III, respectively;
“Bankruptcy Code” means the United States Bankruptcy Code, 11 U.S.C. §§ 101, et seq.;
“Bond Differentiation Claim” has the meaning set forth in the Order of the Canadian Court dated September 11, 2006;
“British Pounds Sterling” and “£” each means lawful currency of the United Kingdom;
“Business Day” has the meaning set forth in Section 5.6;
“CCAA Proceedings” means the proceedings pending in the Canadian Court bearing Action No. 0501-17864;
“CCEL” has the meaning set forth in the preamble of this Agreement;
“CCEL Member Liability Claim” means any claim against, liability of, or indebtedness of CCEL on account of it being the member of CCRC;
“CCEL Subscription Agreement Claim” means Claim No. 3730 of CCEL against QCH listed in Exhibit A;
“CCEL Subscription Agreement Guarantee Claim” means Claim No. 4512 of CCEL against CORPX listed in Exhibit A;
“CCEL-ULC1 Term Debentures” means those three Term Debentures issued by CCEL to ULC1, each as amended by a separate Amending Agreement dated as of March 8, 2002;
“CCNGP” means Calpine Canada Natural Gas Partnership;
“CCNGP Action” means the action No. 0601 14198 entitled Calpine Canada Natural Gas Partnership v. Calpine Energy Services Canada Partnership and Lisa Winslow commenced in the Canadian Court on December 14, 2006;
“CCRC” means Calpine Canada Resources Company;
“CCRC Claim” has the meaning set forth in Section 2.3(c)(iii);

“CCRC Partnership Claims” means any Claims against CCRC on account of it being a partner in CESCA or CCNGP, to the extent there is a shortfall at CESCA or CCNGP, including any Claims of Calpine Power, L.P. against CCRC;
“CCRC ULC1 Notes” means the 8 1/2% ULC1 Notes due 2008 in the principal amount of US$359,770,000 held by CCRC on the date hereof;
“CCRC ULC1 Notes Sale” has the meaning set forth in Section 2.4(a);
“CESCA” means Calpine Energy Services Canada Partnership;
“CORPX” has the meaning set forth in the preamble of this Agreement;
“CORPX Notes Guarantee” means that certain Guarantee Agreement dated as of April 25, 2001 executed by CORPX, as amended by a certain First Amendment to Guarantee Agreement dated as of October 16, 2001, executed by CORPX;
“CORPX Releasors” has the meaning set forth in Section 3.6;
“CORPX Subscription Agreement Guarantee” means the Guarantee dated as of March 8, 2002, executed by CORPX in favor of CCEL;
“Calpine Senior Notes” means, collectively, the 10.5% Senior Notes due 2006, the 7.625% Senior Notes due 2006, the 8.75% Senior Notes due 2007, the 7.875% Senior Notes due 2008 and the 7.75% Senior Notes due 2009, issued in each case by CORPX, each as defined in the Debtors’ Joint Plan of Reorganization Pursuant to Chapter 11 of the United States Bankruptcy Code, together with any amendments and supplements, filed with the U.S. Bankruptcy Court on June 20, 2007;
“Calpine U.S.” has the meaning set forth in the preamble of this Agreement;
“Canadian Administrative Claims” has the meaning set forth in Section 2.3(d)(ii)(B);
“Canadian Affiliates” means any affiliates under the Control of the Canadian Debtors;
“Canadian Court” means the Court of Queen’s Bench of Alberta;
“Canadian Debtors” has the meaning set forth in the preamble of this Agreement;
“Canadian Dollars” and “C$” each means lawful money of Canada;
“Canadian Guaranteed Claims Determination Order” has the meaning set forth in Section 2.8(a)(iv);
“Canadian Order” has the meaning set forth in Section 2.8(a);
“Canadian ULC1 Notes” has the meaning set forth in Recital C;
“Canadian ULC1 Notes Sale Order” has the meaning set forth in Section 2.4(b)(ii);

“Claim” means any right of a first Person against a second Person in connection with any indebtedness, liability or obligation of any kind of the second person in existence at the Petition Date and any interest accrued thereon and costs payable in respect thereof to and including the Petition Date, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, unsecured, present, future, known or unknown, by guarantee, surety, insurance deductible or otherwise, and whether or not such right is executory or anticipatory in nature, including the right or ability of any Person to advance a claim for contribution or indemnity or otherwise with respect to any matter, action, cause or chose in action, whether existing at present or commenced in the future, which indebtedness, liability or obligation is based in whole or in part on facts existing prior to the Petition Date;
“Claims Procedure Order” means the Order of the Canadian Court dated April 10, 2006, as amended by Order of the Canadian Court dated September 11, 2006;
“Committees” has the meaning set forth in Section 2.8(a)(iv);
“Common “B” Share Purchase Agreements” means those three share purchase agreements, each dated as of March 8, 2002, between ULC1 and QCH;
“Control” of a Person by another Person means that the second Person directly or indirectly possesses the power to direct or cause the direction of the management and policies of the first Person, whether through the ownership of securities or by contract;
“Direct Claims Against CCRC” means, collectively, (i) the Allowed ULC2 Claim, and (ii) all Claims against CCRC other than: (A) the CCRC Partnership Claims, and (B) all Claims of CCEL against CCRC;
“Effective Date” means the first Business Day following the date on which the last of the conditions set forth in Section 2.9 shall have been satisfied or complied with, or shall have been waived in accordance with this Agreement;
“Euros” and “€” each means lawful money of certain countries of the European Union;
“Filed Amount” means US$2,124,356,213.11, the stated amount of the ULC1 Indenture Trustee Notes Guarantee Claim, as of the Petition Date, as set forth in the ULC1 Indenture Trustee Notes Guarantee Proof of Claim;
“Global Settlement Outline” has the meaning set forth in Recital F;
“Governmental Authority” means any domestic or foreign government, including any federal, provincial, state, territorial or municipal government, and any government agency, tribunal, commission or other authority lawfully exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, government;
“Greenfield” means Greenfield Energy Centre;
“Greenfield Dismissal Order” has the meaning set forth in Section 2.3(g);

“Guaranteed Claims” means those Claims set forth in Exhibit F;
“Harbert Litigation” means the proceedings in the Nova Scotia Supreme Court entitled Harbert Distressed Investment Master Fund, Ltd. and Wilmington Trust Company v. Calpine Canada Energy Finance II ULC, et al., Docket S.H. 245975;
“HSBC” means HSBC Bank USA, National Association;
“HSBC Canadian Marker Claims” means, collectively, Claims No. 2-006, 3-018, 4-004, 5-032, 6-004, 7-012, 8-004, 9-002, 10-002, 11-004 and 12-031 set forth in Exhibit G;
“HSBC U.S. Marker Claims” means all claims referenced in Claim No. 5740 set forth in Exhibit G;
“Intercompany Claims” means the Claims between the Canadian Debtors and the U.S. Debtors, other than the Claims set forth in Exhibit E;
“KERP” means the Key Employee Retention Plan approved by order of the Canadian Court dated July 12, 2006;
“Monitor” means Ernst & Young Inc., the monitor of the Canadian Debtors during the CCAA Proceedings appointed by the Canadian Court;
“Non-Approval Date” shall mean the date that the Parties, acting reasonably, mutually agree that one or more of the conditions set forth in Sections 2.9 and 3.8 will not be satisfied (or, if permitted pursuant to this Agreement, will not be waived by the relevant Parties pursuant to the terms of this Agreement) on or prior to the Outside Date;
“Original ULC1 Indenture” has the meaning set forth in Recital C;
“Outside Date” means November 1, 2007, or such other date as may be mutually agreed to in writing by the Parties;
“Parties” has the meaning set forth in the preamble;
“Person” means any natural person, sole proprietorship, partnership, corporation, trust, joint venture, any Governmental Authority or any incorporated or unincorporated entity or association;
“Petition Date” has the meaning set forth in Recital A;
“POA” means a plan of arrangement sanctioned in the CCAA Proceedings;
“POR” means a plan of reorganization confirmed in the U.S. Proceedings;
“POR Effective Date” has the meaning set forth in Section 3.6;
“Postpetition Interest” has the meaning set forth in Section 3.2(a)(ii)(B);
“Preliminary ULC1 Settlement Outline” has the meaning set forth in Recital G;

“Proven Claim” means the amount of a Claim as conclusively determined, or deemed to have been determined, in accordance with the Claims Procedure Order, this Agreement or the Companies’ Creditors Arrangement Act (Canada);
“QCH” means Quintana Canada Holdings, LLC;
“Reasonable Costs” has the meaning set forth in Section 2.3(e)(i)(D);
“Restructuring Claim” means any right of any Person against one or more of the CCAA Debtors in connection with any indebtedness, liability or obligation of any kind owed to such Person arising out of the restructuring, repudiation or termination by the Canadian Debtors after the Petition Date of any contract, lease or other agreement, whether written or oral;
“Saltend Corporate Entities” means, collectively, Calpine European Finance, LLC, Calpine Finance (Jersey) Limited, Calpine European Funding (Jersey) Holdings Ltd., Calpine (Jersey) Holdings Limited, Calpine (Jersey) Limited, Calpine European Funding (Jersey) Limited, Calpine Energy Finance Luxembourg S.A.R.L., and Calpine UK Holdings Limited;
“SEC” means the Securities and Exchange Commission;
“Subscription Agreements” means those three Subscription Agreements executed by CCEL and QCH, each as amended by a separate Amending Agreement dated as of March 8, 2002;
“ULC1” has the meaning set forth in the preamble of this Agreement;
“ULC1 Common “B” Share Purchase Agreement Claim” means Claim No. 4514 of ULC1 against QCH listed on Exhibit A;
“ULC1 Common “B” Share Purchase Agreement Guarantee Claim” means Claim No. 4511 of ULC1 against CORPX listed on Exhibit A;
“ULC1 Hybrid Note Structure” means the contractual relationship among CORPX, QCH, ULC1 and CCEL, evidenced by, among other things, the Subscription Agreements, the Common “B” Share Purchase Agreements and the CCEL-ULC1 Term Debentures;
“ULC1 Indenture” has the meaning set forth in Recital C;
“ULC1 Indenture Trustee” has the meaning set forth in the preamble of this Agreement;
“ULC1 Indenture Trustee Fees” has the meaning set forth in Section 3.2(a)(ii)(D);
“ULC1 Indenture Trustee Notes Claim” means the Claim of the ULC1 Indenture Trustee, on behalf of itself and the ULC1 Noteholders, against ULC1 arising under the ULC1 Indenture;
“ULC1 Indenture Trustee Notes Guarantee Allowed Claim” has the meaning set forth in Section 3.2(a)(i);
“ULC1 Indenture Trustee Notes Guarantee Allowed Claim Plan Distribution Amount” has the meaning set forth in Section 3.2(b)(ii);

“ULC1 Indenture Trustee Notes Guarantee Allowed Claim Plan Treatment” has the meaning set forth in Section 3.2(b)(ii);
“ULC1 Indenture Trustee Notes Guarantee Claim” means the Claim of the ULC1 Indenture Trustee, on behalf of all ULC1 Noteholders, against CORPX, as set forth in the ULC1 Indenture Trustee Notes Guarantee Proof of Claim, arising under the CORPX Notes Guarantee;
“ULC1 Indenture Trustee Notes Guarantee Proof of Claim” means the proof of claim No. 5742 filed in the U.S. Proceedings, in the Filed Amount, as of the Petition Date;
“ULC1 Noteholders” means all holders of the ULC1 Notes;
“ULC1 Releasees” has the meaning set forth in Section 3.6;
“ULC1 Security Interest” means the valid, duly-perfected, first-priority security interest granted by CCEL to ULC1 pursuant to the CCEL-ULC1 Term Debentures, which security interest encumbers, among other things, the rights, interests and benefits of CCEL under the CORPX Subscription Agreement Guarantee, including the CCEL Subscription Agreement Guarantee Claim, and the proceeds thereof;
“ULC1 Notes” has the meaning set forth in Recital C;
“ULC2” has the meaning set forth in the preamble of this Agreement;
“ULC2 Accrued Interest” has the meaning set forth in Section 2.3(e)(vi);
“ULC2 Indenture” means that certain Indenture dated as of October 18, 2001 between ULC2 and Wilmington Trust Company;
“ULC2 Indenture Trustee” means Manufacturers and Traders Trust Company, solely in its capacity as indenture trustee under the ULC2 Indenture;
“ULC2 Indenture Trustee’s Allowed Guarantee Claim” has the meaning set forth in Section 2.3(e)(iii);
“ULC2 Senior Notes” means (i) £200 million 8.875% Senior Notes due October 15, 2011 issued by ULC2 on October 18, 2001, and (ii) €175 million 8.375% Senior Notes due October 15, 2008 issued by ULC2 on October 18, 2001;
“United States Dollars”, “US Dollars” and “US$” each means lawful money of the United States of America;
“U.S. Administrative Claims” has the meaning set forth in Section 2.3(d)(i);
“U.S. Bankruptcy Court” means the United States Bankruptcy Court for the Southern District of New York;
“U.S. Debtors” means, collectively, CORPX and those of its U.S. subsidiaries that are debtors in the U.S. Proceedings;

“U.S. Order” has the meaning set forth in Section 2.8(b);
“U.S. Guaranteed Claims Determination Order” has the meaning set forth in Section 2.8(b)(v);
“U.S. Proceedings” means the proceedings pending in the U.S. Bankruptcy Court under Case No. 05-60200, in Re: Calpine Corporation, et al.
1.2 Headings
     The division of this Agreement into articles and sections and the insertion of headings are for the convenience of reference only and will not affect the construction or interpretation of this Agreement. Unless something in the subject matter or context is inconsistent therewith, references herein to “Articles”, “Sections” or “Schedules” are to articles or sections of, or schedules to, this Agreement.
1.3 Gender and Number
     In this Agreement, unless the context indicates otherwise, words importing the singular number only will include the plural and vice versa, words importing the masculine gender will include the feminine and neuter genders and vice versa.
1.4 Day Not a Business Day
     In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action will be required to be taken on or before the requisite time on the next succeeding day that is a Business Day.
1.5 Waiver, Amendment
     Except as expressly provided in this Agreement, no amendment or waiver of this Agreement will be binding unless executed in writing by the Party to be bound thereby. No waiver of any provision of this Agreement will constitute a waiver of any other provision nor will any waiver of any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided.
1.6 Construction
     The words “including” and “includes” where used in this Agreement will be deemed to mean “including, without limitation” and “includes, without limitation”, respectively.

ARTICLE II
SETTLEMENT BETWEEN THE U.S. DEBTORS AND CANADIAN DEBTORS
2.1	Mutual Release of Claims.
     Except as otherwise is specifically provided herein, as of the Effective Date:
(a)	the Canadian Debtors, for themselves, their successors, assigns, and the Canadian Affiliates, and anyone claiming through them (including, without limitation, creditors of the Canadian Debtors claiming through the Canadian Debtors) (each in their capacity as such) hereby irrevocably, fully, finally, and forever waive, release, and discharge any and all Claims against all of the entities constituting Calpine U.S. and their successors, assigns, affiliates (other than the Canadian Debtors and Canadian Affiliates) and estates, in law, equity or otherwise, including all Claims filed by the Canadian Debtors in the U.S. Proceedings, all of which shall be withdrawn with prejudice; and

(b)	all of the entities constituting Calpine U.S. for themselves and their successors, assigns, affiliates (other than the Canadian Debtors and the Canadian Affiliates, but including the estates of the U.S. Debtors established under the Bankruptcy Code), and anyone claiming through them (including, without limitation, creditors of the U.S. Debtors claiming through the U.S. Debtors) (each in their capacity as such) hereby irrevocably, fully, finally, and forever waive, release, and discharge any and all Claims against the Canadian Debtors and their successors, assigns and the Canadian Affiliates, in law, equity or otherwise, including all Claims filed by the U.S. Debtors in the CCAA Proceedings (including any Claims relating to the sales proceeds of the sale of the Saltend Energy Centre), all of which shall be withdrawn with prejudice, provided that the Canadian Debtors and Calpine U.S. do not intend for this Section 2.1 to constitute, and in no event shall this Section 2.1 be deemed to be, a release by the Canadian Debtors or by Calpine U.S., as the case may be, of any of the Claims listed on Exhibit D and Exhibit E.
2.2	Release of Claims Listed on Exhibit A and Exhibit B
(a)	Notwithstanding the introductory language of Section 2.1, the Canadian Debtors and Calpine U.S. hereby agree that, for the purposes of the Claims listed on Exhibit A and Exhibit B, the releases and withdrawals of such Claims, as prescribed by Section 2.1, shall become effective on a date as mutually agreed in writing by the Canadian Debtors and the U.S. Debtors but in no event later than the POR Effective Date, provided, however, that the Canadian Debtors and the U.S. Debtors may, by mutual written agreement entered into on or prior to the POR Effective Date:
(i)	elect to delay the effectiveness of the release and withdrawal of one or more of the Claims listed on Exhibit A and Exhibit B to a date that is subsequent to the POR Effective Date, or

(ii)	elect to exclude one or more of the Claims listed on Exhibit A or Exhibit B from the release and withdrawal prescribed by Section 2.1. Unless otherwise agreed in writing, the Canadian Debtors and the U.S. Debtors hereby agree that any distributions on any of the Claims listed in Exhibit A and Exhibit B shall be made after distributions have been made on account of all other Claims against the applicable Canadian Debtor or U.S. Debtor.
(b)	For the avoidance of doubt, the Canadian Debtors and the U.S. Debtors hereby acknowledge and agree that this Section 2.2 shall not cause the settlement or extinguishment of any Claims listed in Exhibit A and Exhibit B prior to the POR Effective Date, unless such Claims are satisfied in full.
2.3	Settlements and other Resolutions of Claims.
(a)	Delay for Distribution of CCEL Claims. With effect as of the Effective Date, CCEL hereby agrees that distributions, if any, on all of the Claims of CCEL against CCRC including any Claims arising from the ULC1 Hybrid Note Structure, shall only be made after distributions have been made on account of the Claims against CCRC in the priority set forth in Section 2.9(d).

(b)	Settlement of CCRC ULC1 Notes Claim.
(i)	Subject to Article IV, with effect as of the CCRC ULC1 Notes Sale, the U.S. Debtors shall withdraw, with prejudice, their partial objection filed in the U.S. Proceedings to Proof of Claim No. 5742 relating to the CCRC ULC1 Notes [Docket No. 3667].

(ii)	Subject to Article IV, with effect as of the CCRC ULC1 Notes Sale, the U.S Debtors hereby irrevocably waive their right to assert any other Claims and/or defences in respect of the CCRC ULC1 Notes against CCRC or any prior or subsequent owner of the CCRC ULC1 Notes (including any Bond Differentiation Claims and/or any Claims and/or defences with respect to the sales proceeds from the sale of the Saltend Energy Centre) and any discovery rights in relation to any such Claims and/or defences.
(c)	Settlement of Canada and U.S. Intercompany Claims. As of the Effective Date:
(i)	the dollar amount of all Intercompany Claims is as set forth in Exhibit D attached hereto;

(ii)	the Intercompany Claims in the dollar amounts set forth in Exhibit D will be allowed, general non-subordinated unsecured Claims against the applicable debtor(s) in the U.S. Proceedings or the CCAA Proceedings, as the case may be, that will be treated the same as all other allowed non-subordinated general unsecured Claims against the applicable Debtor(s) under any POR or under any POA, as the case may be;

(iii)	Claim No. 4448 of CCRC against QCH set forth on Exhibit D, which includes CCRC’s Claim against the U.S. Debtors in respect of the liability of CCRC for applicable non-resident withholding taxes related to the intercompany advance that is the basis of Claim No. 4448, shall be satisfied through the granting to CCRC in the U.S. Proceedings of an allowed non-subordinated general unsecured Claim (not subject to set-off, counterclaim or defence) against QCH, in the amount of US$232 million (the “CCRC Claim”), which CCRC Claim shall be guaranteed in full by CORPX;

(iv)	in no event shall distributions to CCRC under the POR on account of the CCRC Claim (or any guarantee thereof) exceed an amount equal to C$181,431,000 (plus an amount equal to the aggregate of all liabilities and obligations of CCRC for tax penalties and interest, if any, arising from the non-resident withholding taxes described in Section 2.3(c)(iii)). The CCRC Claim shall be calculated for distribution purposes in U.S. dollars in an amount yielded by the conversion from Canadian dollars at the noon spot rate effective as of the date of confirmation of the POR for Canadian currency of Scotiabank, and such conversion shall be calculated and performed in consultation with the Monitor. Unless otherwise prohibited by order in the U.S. Proceedings or the CCAA Proceedings, QCH shall pay or make distributions on account of interest at the rate set out in the promissory note supporting Claim No. 4448; and

(v)	except as otherwise specifically provided in this Section 2.3(c), the Canadian Debtors and the U.S. Debtors acknowledge and agree that the rights of the Canadian Debtors with respect to the treatment under any POR of any allowed Intercompany Claims of the Canadian Debtors (including with respect to any possible substantive consolidation of some or all of the U.S. Debtors and their estates), and the rights of the U.S. Debtors with respect to the treatment under any POA of any allowed Intercompany Claims of the U.S. Debtors (including with respect to any possible substantive consolidation of some or all of the Canadian Debtors), shall be fully preserved.
(d)	Post-Petition Claims.
(i)	The Canadian Debtors shall retain any administrative expense priority claims that have been, or may in the future be, asserted against the U.S. Debtors in the U.S. Proceedings pursuant to Section 503(b) or any other applicable provisions of the Bankruptcy Code relating to goods or services rendered by any Canadian Debtor to one or more of the U.S. Debtors following the Petition Date (the “U.S. Administrative Claims”), provided, however, that the U.S. Debtors reserve their rights with respect to the allowance of any such U.S. Administrative Claims.

(ii)	The U.S. Debtors shall retain:

(A)	any Restructuring Claims that have been, and may in the future be, asserted against the Canadian Debtors in the CCAA Proceedings, and

(B)	any claims for unpaid costs and expenses pursuant to paragraphs 9(a) and 18(a) of the Initial Order of the Canadian Court, relating to goods or services rendered by any U.S. Debtor to one or more of the Canadian Debtors following the Petition Date (“Canadian Administrative Claims”), including:
(1)	goods or services provided by any U.S. Debtor to any Canadian Debtor in connection with that certain Transition Agreement between Calpine Canada Power Ltd. and HCP Acquisition Inc. dated February 13, 2007;

(2)	any amounts in CESCA bank accounts owing to U.S. Debtors relating to U.S. postpetition gas procurement and transportation activity under CESCA contracts;

(3)	any amounts in CESCA bank accounts owing to the U.S. Debtors relating to Canadian Goods and Services Tax refunds relating to U.S. postpetition gas procurement and transportation activity under CESCA contracts;

(4)	the U.S. Debtors’ share of any U.S. posted refundable deposits in CESCA bank accounts relating to U.S. postpetition gas procurement and transportation activity under CESCA contracts;

(5)	any reasonable attorneys’ fees and reasonable costs incurred in connection with the dissolution of the Saltend Corporate Entities and/or the liquidation of the assets of the Saltend Corporate Entities; and

(6)	any other appropriate and supportable Canadian Administrative Claims;
provided, however, that the Canadian Debtors reserve their rights with respect to allowance of any such Restructuring Claims and Canadian Administrative Claims.
(e)	Settlement of ULC2 Claims.

As of the Effective Date:
(i)	the ULC2 Indenture Trustee, in its capacity as such and on behalf of the ULC2 Noteholders, is hereby afforded one allowed general unsecured Claim in the CCAA Proceedings against ULC2 in an amount in Canadian

Dollars equivalent to the following amounts and in respect of the following components:
(A)	for outstanding principal amount of the ULC2 Senior Notes, £121,409,000 and €117,360,000;

(B)	for accrued and unpaid interest until the Petition Date, £1,945,495 and €1,774,664;

(C)	for accrued and unpaid interest from December 21, 2005 through the date of distribution, £14,944,901 and €13,594,692 as of April 15, 2007, plus a per diem amount equal to £34,095 and €30,878 to and including the date of distribution;

(D)	an amount equal to the reasonable professional fees, costs and expenses of the Ad Hoc ULC2 Noteholders Committee and the ULC2 Indenture Trustee, including the reasonable professional fees, costs and expenses of their respective U.S. and Canadian counsel incurred in connection with the U.S. Proceedings and CCAA Proceedings (collectively, the “Reasonable Costs”) through to the date of distribution in the CCAA Proceedings;
all on account of the ULC2 Senior Notes (collectively, the “Allowed ULC2 Indenture Trustee Claim”). The Canadian Debtors and the U.S. Debtors hereby acknowledge and agree that the components of the Allowed ULC2 Indenture Trustee Claim are and will be denominated in United States Dollars, Euros and/or British Pounds Sterling (as applicable), and that any such amounts as may be payable by a Canadian Debtor hereunder, or as may be allowed as a Claim in the CCAA Proceedings, shall be paid or allowed, as the case may be, in Canadian Dollars in an amount yielded by the conversion from United States Dollars, Euro and/or British Pounds Sterling (as applicable) at the noon spot rate effective on the date of distribution for Canadian currency of Scotiabank, and such conversion shall be calculated and performed in consultation with the Monitor;

(ii)	ULC2 is hereby afforded one general, unsecured Proven Claim in the CCAA Proceedings against CCRC (the “Allowed ULC2 Claim”) in an amount not less than an amount equal to the aggregate of the Allowed ULC2 Indenture Trustee Claim plus all other Proven Claims against ULC2.

(iii)	the ULC2 Indenture Trustee is hereby granted one allowed, general unsecured Claim in the U.S. Proceedings against CORPX in an amount equal to US$361,660,821.40 (the “ULC2 Indenture Trustee’s Allowed Guarantee Claim”);

(iv)	the U.S. and Canadian Debtors hereby acknowledge and agree that:

(A)	any recovery by the ULC2 Indenture Trustee pursuant to this Section 2.3(e) shall come first from distributions from ULC2 in the CCAA Proceedings and, to the extent of any deficiency, second from distributions in the U.S. Proceedings, and

(B)	any recovery by the ULC2 Indenture Trustee from ULC2 pursuant to this Section 2.3(e) will be applied as follows: first, to Reasonable Costs; second, to interest calculated in accordance with Section 2.3(e)(i)(B) and(C); and third, to principal owing in respect of the ULC2 Senior Notes.
(v)	the U.S. Debtors hereby acknowledge and agree that any recovery received by the ULC2 Indenture Trustee from ULC2 pursuant to this Section 2.3(e) will not reduce the amount of the ULC2 Indenture Trustee’s Allowed Guarantee Claim and that there shall be no reallocation of payments received in the CCAA Proceedings of Reasonable Costs or interest to payment of principal in respect of the Allowed ULC2 Indenture Trustee Claim; provided, however, that the ULC2 Indenture Trustee shall not be entitled to receive any distributions under or through the POR in excess of any portion of the ULC2 Indenture Trustee’s Allowed Guarantee Claim that remains unpaid after any distributions are made on the Allowed ULC2 Indenture Trustee Claim in the CCAA Proceedings (and after such distributions are allocated as provided in the first paragraph of this Section 2.3(e)(v)), unless the POR provides for the payment of interest accruing from and after the Petition Date on similarly situated claims, in which case the ULC2 Indenture Trustee’s Allowed Guarantee Claim shall include a Claim in respect of such accrued interest; and

(vi)	the U.S. Debtors and the Canadian Debtors hereby acknowledge and agree that the ULC2 Indenture Trustee may assert, in the CCAA Proceedings and/or the U.S. Proceedings, on their own behalf or on behalf of the ULC2 Noteholders, that it is entitled to payment of amounts beyond those encompassed in the Allowed ULC2 Indenture Trustee Claim and/or the ULC2 Indenture Trustee’s Allowed Guarantee Claim, including interest accrued on amounts of unpaid interest due and owing from April 15, 2006 to the date of distribution (“ULC2 Accrued Interest”), fees incurred in the Harbert Litigation, and/or a “make-whole amount”, which shall be determined in accordance with Section 2.8(a)(ii). The U.S. Debtors and the Canadian Debtors reserve all of their respective rights to contest any such assertion.
(f)	Settlement of Claims against Canadian Debtors with related CORPX Guarantees.
(i)	Forthwith following the date of this Agreement, the U.S. and Canadian Debtors shall request that the U.S. Bankruptcy Court and Canadian Court, respectively, set aside any orders outstanding as of the date of this Agreement requiring the negotiation and approval of a claims specific protocol. Following the date of this Agreement, the U.S. and Canadian

Debtors hereby agree to confer in good faith to determine whether any remaining Claims unresolved by this Agreement warrant the approval of a claims specific protocol by the U.S. Bankruptcy Court and the Canadian Court.

(ii)	Forthwith following the date of this Agreement, the Canadian Debtors shall seek and consent to a Canadian Guaranteed Claims Determination Order. The Canadian Debtors hereby agree that the U.S. Debtors and Committees will be entitled to the same document production, written and oral discovery, evidence presentation and appeal rights as any other full party in interest in the CCAA Proceedings with respect to the adjudication of Guaranteed Claims.

(iii)	From the date of this Agreement, the Canadian Debtors shall not commence the process for the delivery of further notices of revision or notices of disallowance by the Monitor pursuant to paragraph 23 of the Claims Procedure Order, nor seek any determination with respect to any Guaranteed Claim, without the written consent of the U.S. Debtors; provided, however, that nothing herein shall be construed as limiting the Canadian Court from continuing to exercise its jurisdiction over such process.

(iv)	From the date of this Agreement, no Guaranteed Claim shall be settled or otherwise consensually resolved by the Canadian Debtors or the Monitor without the written consent of the U.S. Debtors.

(v)	From the date of this Agreement, the U.S. Debtors and the Canadian Debtors shall cooperate with each other in sharing with and otherwise making available to each other such documents, information and witnesses relating to the Guaranteed Claims and the position of each with respect thereto, all in accordance with the terms of a common interest privilege agreement to be negotiated and agreed upon by both parties, acting reasonably; provided, however, that nothing in this provision shall be deemed ipso facto a waiver of the attorney-client privilege, the attorney work product privilege, and/or any other privilege.

(vi)	Forthwith following the date of this Agreement, the U.S. Debtors shall seek and consent to a U.S. Guaranteed Claims Determination Order.

(vii)	Nothing herein shall be interpreted or construed so as to prevent the U.S. Debtors from collecting from the Canadian Debtors any guarantee fee to which the U.S. Debtors are contractually entitled.
(g)	Settlement of Greenfield Litigation.
(i)	Forthwith following the date of this Agreement, CCNGP shall apply to the Canadian Court to request that the CCNGP Action be dismissed with prejudice and without costs and shall consent to such dismissal, with such dismissal to be effective as of the Effective Date (the “Greenfield Dismissal Order”).

(ii)	The U.S. Bankruptcy Court’s order approving this Agreement shall contain language amending that certain Stipulation and Agreed Order Approving Interim Resolution of Certain Disputes Relating to the Greenfield Energy Centre [Docket No. 4345], dated April 12, 2007, to make it consistent with the terms of this Agreement.
(h)	TTS Allocation.
     Upon the Effective Date, the sale proceeds from the sale of Thomassen Turbine Systems, B.V. held under the Escrow Agreement dated as of September 15, 2006 among CCRC, Power Systems MFG., LLC, Calpine European Finance, LLC, Calpine Unrestricted Holdings, LLC and CORPX shall be distributed 50% to CCRC and 50% to CORPX, net of escrow fees and other reasonable administrative expenses to be shared equally by CCRC and CORPX, pursuant to the terms of such Escrow Agreement. CCRC, in its sole discretion, may elect to not share in the TTS sale proceeds and, in so doing, CCRC will reduce the amount payable pursuant to the Allowed U.S. Administrative Charge by the amount CCRC would have received from the TTS sale proceeds had CCRC not so elected to not share in the TTS sale proceeds.
2.4	Sale of CCRC ULC1 Notes and Charge Upon the Proceeds in Favor of the U.S. Debtors.
(a)	Forthwith following the date of this Agreement, CCRC shall commence a process for the sale of the CCRC ULC1 Notes (the “CCRC ULC1 Notes Sale”) so as to be in a position, as soon as practicable following the Approval Date, to pursue and complete the CCRC ULC1 Notes Sale, subject to the provisions of Section 2.4(b) below.

(b)	As soon as reasonably practicable following the Approval Date, CCRC shall, subject to the provisions of this Section 2.4(b), conclude the CCRC ULC1 Notes Sale, which CCRC ULC1 Notes Sale:
(i)	shall be at a price and on other terms satisfactory to CCRC in its sole discretion acting reasonably, and with the consent of the Monitor, and consistent with CCRC’s duties to maximize value for its stakeholders; and

(ii)	shall be pursuant to an order of the Canadian Court (the “Canadian ULC1 Notes Sale Order”) that:
(A)	shall be in substantially the form attached hereto as Schedule IV; and

(B)	shall be acceptable to the U.S. Debtors acting reasonably.
(c)	From the Approval Date until the closing of the CCRC ULC1 Note Sale, the Canadian Debtors and the Monitor will consult with the Canadian Debtors’ stakeholders, including the U.S. Debtors, about the CCRC ULC1 Notes Sale terms and process as it develops. The Canadian Debtors and the Monitor shall report to the Canadian Court on the progress of the CCRC ULC1 Notes Sale if such sale has not closed by a date that is 30 days after the Approval Date.

(d)	From the Approval Date until the closing of the CCRC ULC1 Note Sale, the U.S. Debtors shall provide any and all administrative cooperation required by the Canadian Debtors to effect the CCRC ULC1 Notes Sale pursuant to authority provided by an order of the U.S. Bankruptcy Court, which order shall be acceptable to the Canadian Debtors acting reasonably and shall be part of the U.S. Order.

(e)	CORPX shall be granted, and the Canadian Debtors shall seek and consent to, an allowed first ranking charge (the “Allowed U.S. Administrative Charge”) against CCRC on the net proceeds from the CCRC ULC1 Notes Sale in the amount of US$75 million, without interest, with priority of distribution over any distributions made by CCRC on account of: (i) the Direct Claims Against CCRC, and (ii) the CCRC Partnership Claims.

(f)	As soon as practicable after closing of the CCRC ULC1 Notes Sale and the occurrence of the Effective Date, the Canadian Debtors shall apply for and use their commercially reasonable efforts to obtain an order of the Canadian Court authorizing an immediate distribution of cash from CCRC to CORPX on account of the Allowed U.S. Administrative Charge and to pay all of the Direct Claims Against CCRC in full.
2.5 Allocation of Costs.
     The payment of any amounts under this Agreement shall be subject to the Monitor and the Canadian Debtors being reasonably satisfied that, following such payment, the Canadian Debtors shall retain sufficient funds to pay the following amounts in full, when such amounts become due and payable:
(a)	the amounts payable pursuant to the KERP. Without limiting the foregoing, the Parties hereby agree that the amount of the Pool 4 payments payable pursuant to the KERP is equal to C$1,331,000.

(b)	the professional costs of the Canadian Debtors and Monitor, as may be allocated by the Monitor, acting reasonably.
2.6 Mutual Benefits.
     The U.S. and Canadian Debtors shall use commercially reasonable efforts, and shall take such actions and make such elections as are necessary to cooperatively implement, perform and execute the terms of the Agreement in a manner that is mutually beneficial for both the U.S. Debtors and the Canadian Debtors while retaining the same economic benefits of the Agreement. Such efforts, actions and elections (which may occur before the Effective Date) may include, without limitation:
(a)	taking steps so as to change the tax classification of any of the U.S. Debtors or

Canadian Debtors, including the making of any elections necessary to change such classification;

(b)	the issuance of stock by CORPX to any direct or indirect subsidiaries of CORPX as a capital contribution or in exchange for shares of the subsidiary;

(c)	the reduction of capital in any direct or indirect subsidiary of CORPX;

(d)	the payment or the repayment of any indebtedness;

(e)	the delivery or transfer of CORPX stock in payment of any intercompany indebtedness;

(f)	the transfer of contractual rights against a Canadian Debtor from one U.S. Debtor to a different U.S. Debtor; or

(g)	the implementation of Section 2.2.
2.7	Plan Matters
(a)	The Canadian Debtors and the U.S. Debtors acknowledge and agree that the Claims between the Canadian Debtors and the U.S. Debtors listed in Exhibit E shall be subject to treatment under any POR, provided that the U.S. Debtors hereby reserve all rights with respect to the allowance of such Claims, and the Canadian Debtors hereby reserve all rights to argue that such Claims should be allowed in such amounts that they believe are appropriate, and reserve all rights with respect to the treatment of such Claims.

(b)	The U.S. Debtors hereby covenant that they shall not propose or support any POR that is inconsistent with the terms of this Agreement.

(c)	The Canadian Debtors hereby covenant that they shall not propose or support any POA that is inconsistent with the terms of this Agreement.
2.8	Court Approval Process.
(a)	Forthwith following the date of this Agreement, the Canadian Debtors shall seek and consent to an order, in substantially the form attached hereto as Schedule II (the “Canadian Order”), from the Canadian Court approving this Agreement, which order shall include:
(i)	an order barring forever all Claims (except as otherwise specifically provided in this Agreement) by the Canadian Debtors and U.S. Debtors, and their respective successors, assigns, applicable affiliates, and anyone (including creditors of the respective Canadian and U.S. Debtors) claiming through them (all in their capacity as such), against the other, whether or not asserted in the CCAA Proceedings, the U.S. Proceedings or other court proceedings, including Claims for oppression or similar statutory or common law relief;

(ii)	a provision whereby, in the event that the entitlement of the ULC2 Indenture Trustee and/or the ULC2 Noteholders to the ULC2 Accrued Interest, fees they incurred in the Harbert Litigation, and/or to a “make-whole amount”, has not been resolved by the date upon which distributions are to be made from CCRC, CCRC may establish and fund, as appropriate, an escrow account or other reserve for the payment of such amounts, as may be subsequently determined by the U.S. Bankruptcy Court to be payable in accordance with the terms of the ULC2 Indenture and related agreements, which are governed by New York law;

(iii)	a provision whereby CORPX shall be granted, and the Canadian Debtors agree to seek and consent to, the Allowed U.S. Administrative Charge against CCRC on the net proceeds from the CCRC ULC1 Notes Sale in the amount of US$75 million, without interest, with priority of distribution over any distributions made by CCRC on account of (i) the Direct Claims Against CCRC, and (ii) any CCRC Partnership Claims;

(iv)	an order made under paragraph 29 of the Claims Procedure Order (the “Canadian Guaranteed Claims Determination Order”), which grants to the U.S. Debtors, and the official statutory committees appointed in the U.S. Proceedings (the “Committees”), full standing in any claims determination hearing process held by the Canadian Court (and any Canadian appellate court) in respect of the Guaranteed Claims. Without limiting the generality of the foregoing, the U.S. Debtors and the Committees will be entitled to all document production, written and oral discovery, evidence presentation and appeal rights as any other full party in interest. The Canadian Guaranteed Claims Determination Order will also provide for the manner of participation in the judicial claims determinations of Guaranteed Claims by guarantors who have admitted their guarantee obligations to ensure that such guarantors have all of their rights of participation preserved, including the right to raise and have fully determined any defences or objections that the Canadian Debtor or Monitor could have raised to the creditor’s claims notwithstanding any statements of the Canadian Debtors’ positions in any notices of revision that they have issued to date;

(v)	an order that any orders of the Canadian Court outstanding as of the date of this Agreement requiring the negotiation and approval of a claims specific protocol be set aside;

(vi)	an order releasing CCEL from all CCEL Member Liability Claims, and barring forever all CCEL Member Liability Claims; and

(vii)	an order that the Claims set forth on Exhibit G are dismissed or shall and are deemed to have been withdrawn with prejudice or deemed to have no value.

(b)	Forthwith following the date of this Agreement, the U.S. Debtors shall seek and consent to an order, in substantially the form attached hereto as Schedule III (the “U.S. Order”), from the U.S. Bankruptcy Court approving this Agreement which order shall include:
(i)	an order barring forever all Claims (except as otherwise specifically provided in this Agreement) by the Canadian Debtors and U.S. Debtors, and their respective successors, assigns, applicable affiliates, and anyone (including creditors of the respective Canadian and U.S. Debtors) claiming through them (all in their capacity as such), against the other, whether or not asserted in the CCAA Proceedings, the U.S. Proceedings or other court proceedings, including Claims for oppression or similar statutory or common law relief;

(ii)	a provision whereby, in the event that the entitlement of the ULC2 Indenture Trustee and/or the ULC2 Noteholders to ULC2 Accrued Interest, fees they incurred in the Harbert Litigation, and/or to a “make-whole amount”, has not been resolved by the date upon which distributions are to be made from CCRC, CCRC may establish and fund, as appropriate, an escrow account or other reserve for the payment of such amounts, as may be subsequently determined by the U.S. Bankruptcy Court to be payable in accordance with the terms of the ULC2 Indenture and related agreements, which are governed by New York law;

(iii)	a provision detailing all administrative cooperation required by the Canadian Debtors to effect the CCRC ULC1 Notes Sale;

(iv)	an order that any orders of the U.S. Bankruptcy Court outstanding as of the date of this Agreement requiring the negotiation and approval of a claims specific protocol be set aside;

(v)	an order (the “U.S. Guaranteed Claims Determination Order”), which shall:
(A)	waive the U.S. Debtors’ right to challenge any alleged guarantee of the Guaranteed Claims, provided however that this provision shall not alter any contractual caps contained in any of the Guaranteed Claims;

(B)	grant comity to the determination by the Canadian Court (and any Canadian appellate court) of the validity and quantum of any Guaranteed Claim; and

(C)	provide that Claims filed in the U.S. Proceedings on account of any Guaranteed Claims will be allowed, as general unsecured non-subordinated claims against the U.S. Debtor that is the guarantor, in the U.S. Proceedings in the amount of the Guaranteed Claim as determined by the Canadian Court in accordance with Section

2.3(f), without any further claim adjudication process or order of the U.S. Bankruptcy Court and without any right of any party in interest to challenge the validity or quantum of such allowed Guaranteed Claims;
provided, however, that the holders of the Guaranteed Claims shall not be entitled to actually receive any distributions under or through the POR in excess of any actual unpaid portion of such Guaranteed Claims, unless the POR provides for the payment of postpetition interest on other general unsecured non-subordinated Claims, in which case the Guaranteed Claims shall include postpetition interest at the rate set forth in the POR.
2.9 Conditions to Settlement between the U.S. Debtors and the Canadian Debtors
     Except as otherwise specifically provided for in this Agreement, the obligations of the Canadian Debtors and the U.S. Debtors to complete the transactions contemplated in Article II of this Agreement are subject to the satisfaction of, or compliance with, on or prior to the Outside Date, each of the following conditions, provided that the U.S Debtors and the Canadian Debtors may mutually agree in writing to waive, one or more of the following conditions or any term or condition thereof (and in the case of waiver of any of the conditions specified in Section 2.9(b)(i), 2.9(b)(ii) or 2.9(e), such mutual written agreement shall include the ULC1 Indenture Trustee):
(a)	Compliance with and Performance of Covenants. Each party will have fulfilled or complied in all material respects with all covenants and obligations set forth in the following provisions of this Settlement Agreement to be fulfilled or complied with by it at or prior to the Effective Date:
(i)	Section 2.3(b);

(ii)	Section 2.3(f);

(iii)	Section 2.3(g);

(iv)	Section 2.4;

(v)	Section 2.5;

(vi)	Section 2.6; and

(vii)	Section 2.8.
(b)	Court Approvals. The following orders will have been granted:
(i)	the U.S. Order will have been entered by the U.S. Bankruptcy Court.

(ii)	the Canadian Order will have been entered by the Canadian Court.

(iii)	the Canadian Guaranteed Claims Determination Order will have been entered by the U.S. Court.

(iv)	the U.S. Guaranteed Claims Determination Order will have been entered by the Canadian Court.

(v)	the Canadian ULC1 Notes Sale Order will have been entered by the Canadian Court.
(c)	Sale of CCRC ULC1 Notes. CCRC shall have sold the CCRC ULC1 Notes (the “CCRC ULC1 Notes Sale”) in accordance with Section 2.4.

(d)	Settlement of Priorities at CCRC. The Canadian Court shall have ordered, as part of the Canadian Order, that the priorities of Claims against CCRC shall be as follows:
(i)	all Direct Claims Against CCRC are to be paid before any CCRC Partnership Claims; and

(ii)	all CCRC Partnership Claims are to be paid before any of CCEL’s Claims against CCRC.
(e)	Settlement Between the U.S. Debtors and the ULC1 Indenture Trustee. The conditions set forth in Section 3.7 shall have been satisfied or waived in writing by the Parties on or prior to the Effective Date, it being acknowledged by the Parties that the satisfaction of the condition set forth in this Section 2.9(e) and the condition set forth in Section 3.7(d) may occur concurrently.
ARTICLE III
SETTLEMENT BETWEEN THE U.S. DEBTORS
AND THE ULC1 INDENTURE TRUSTEE
3.1	Withdrawal of Marker Claims.

With effect as of the Effective Date:
(a)	the HSBC U.S. Marker Claims shall be withdrawn with prejudice or dismissed with prejudice; and

(b)	the HSBC Canadian Marker Claims shall be withdrawn with prejudice or dismissed with prejudice.
3.2	Allowance, Treatment and Classification of the ULC1 Indenture Trustee Notes Guarantee Allowed Claim.
(a)	Allowance. The U.S. Debtors and the ULC1 Indenture Trustee hereby acknowledge and agree that:

(i)	as of the Effective Date, the ULC1 Indenture Trustee, on behalf of the ULC1 Noteholders, shall be afforded one allowed, general, unsecured Claim against CORPX’s estate in the amount of US$3,505,187,751.63 (the “ULC1 Indenture Trustee Notes Guarantee Allowed Claim”) based upon the ULC1 Notes, which amount of the ULC1 Indenture Trustee Notes Guarantee Allowed Claim is equal to the product of 1.65 times the Filed Amount[1];

(ii)	the ULC1 Indenture Trustee Notes Guarantee Allowed Claim shall include the following components, each of which shall be deemed allowed:
(A)	a claim for the outstanding principal balance of the ULC1 Notes, together with accrued and unpaid interest thereon, as of the Petition Date, as set forth in the ULC1 Indenture Trustee Notes Guarantee Proof of Claim;

(B)	a claim for the accrued and unpaid interest on the Filed Amount at the contract rate from the Petition Date up to and including the date on which the ULC1 Indenture Trustee Notes Guarantee Allowed Claim (including interest compounded semi-annually) (“Postpetition Interest”) is satisfied in full, to the extent provided in Section 3.2(b)(ii);

(C)	a claim for the reasonable fees, costs and expenses of the Ad Hoc ULC1 Noteholders Committee, including the reasonable fees, costs and expenses of its U.S. and Canadian counsel and its financial adviser, incurred, and to be incurred, by the Ad Hoc ULC1 Noteholders Committee in connection with the U.S. Proceedings and the CCAA Proceedings through the date of final distribution in respect of the ULC1 Indenture Trustee Notes Guarantee Allowed Claim (all such reasonable fees, costs and expenses, collectively, the “Ad Hoc Committee Fees”), in an amount not to exceed US$8 million; and

(D)	a claim for the reasonable fees, costs and expenses of the ULC1 Indenture Trustee, including the reasonable fees, costs and expenses of its U.S. and Canadian counsel, incurred, and to be incurred, by the ULC1 Indenture Trustee in connection with the U.S. Proceedings and the CCAA Proceedings through the date of final distribution in respect of the ULC1 Indenture Trustee Notes

[1]	Approximately $134 million of ULC1 Notes are held by CORPX and $10 million of ULC1 Notes are held by QCH, and CCRC holds the CCRC ULC1 Notes. For the avoidance of doubt, in addition to the ULC1 Notes held by parties other than the U.S. Debtors or the Canadian Debtors, the ULC1 Notes held by CORPX and QCH and the CCRC ULC1 Notes are also subject to the settlement embodied in this Agreement and shall have the same rights and benefits as other holders of ULC1 Notes under the Agreement.

Guarantee Allowed Claim (all such reasonable fees, costs and expenses, collectively, the “ULC1 Indenture Trustee Fees”).
(b)	Treatment of the ULC1 Indenture Trustee Notes Guarantee Allowed Claim under a POR.
(i)	CORPX and the ULC1 Indenture Trustee hereby acknowledge and agree that the ULC1 Indenture Trustee Notes Guarantee Claim (and the ULC1 Indenture Trustee Notes Guarantee Allowed Claim, as a multiple of the Filed Amount of the ULC1 Indenture Trustee Notes Guarantee Claim) are substantially similar to the claims held by holders of the Calpine Senior Notes.

(ii)	CORPX and the ULC1 Indenture Trustee hereby acknowledge and agree that any POR to be filed, confirmed and consummated by CORPX and/or the U.S. Debtors in the U.S. Proceedings shall afford to the ULC1 Indenture Trustee Notes Guarantee Allowed Claim the same treatment (the “ULC1 Indenture Trustee Notes Guarantee Allowed Claim Plan Treatment”) as shall be afforded to the claims filed against CORPX that arise from the Calpine Senior Notes; provided, however, that the distribution to be made by CORPX in respect of the ULC1 Indenture Trustee Notes Guarantee Allowed Claim pursuant to such POR shall not exceed an amount (the “ULC1 Indenture Trustee Notes Guarantee Allowed Claim Plan Distribution Amount”) equal to the aggregate of (i) the Filed Amount, (ii) the Postpetition Interest, (iii) the Ad Hoc Committee Fees, and (iv) the ULC1 Indenture Trustee Fees, in each of the foregoing instances, subject to the foreign exchange adjustment described in Section 3.2(b)(iii).

(iii)	It is acknowledged that certain components of the ULC1 Indenture Trustee Notes Guarantee Allowed Claim and the ULC1 Indenture Trustee Notes Guarantee Allowed Claim Plan Distribution Amount are denominated in Canadian Dollars. Without limitation, the indebtedness evidenced by the Canadian ULC1 Notes, including principal and accrued and unpaid interest thereon, and portions of the Ad Hoc Committee Fees and the ULC1 Indenture Trustee Fees relating to the services of Canadian professionals are and will be denominated in Canadian dollars. Such amounts of such components shall be allowed in the U.S. Proceedings and distributions under the POR shall be calculated in U.S. Dollars in an amount yielded by the conversion from Canadian Dollars at the noon spot rate effective on the fifth Business Day prior to the date of distribution under the POR for U.S. currency of Scotiabank, and such conversion shall be performed by CORPX and subject to the approval of the ULC1 Indenture Trustee.

(iv)	CORPX and the ULC1 Indenture Trustee hereby acknowledge and agree that the POR shall provide that the Ad Hoc Committee Fees and the ULC1 Indenture Trustee Fees shall be paid in full from the ULC1 Indenture

Trustee Notes Guarantee Allowed Claim Plan Distribution Amount by the U.S. Debtors, on the effective date of the POR, in cash (in U.S. Dollars), without the need for application to, or approval of, the U.S. Bankruptcy Court as a “substantial contribution” administrative expense under Section 503(b) of the Bankruptcy Code. Any of such fees that are denominated in Canadian Dollars shall be paid by the U.S. Debtors in U.S. Dollars in accordance with the provisions of Section 3.2(b)(iii) hereof. Notwithstanding anything herein to the contrary, for all purposes under a POR other than distributions (for example, voting), the amount of the ULC1 Indenture Trustee Notes Guarantee Allowed Claim shall be deemed to be the Filed Amount.
(v)	The ULC1 Indenture Trustee Notes Guarantee Proof of Claim shall be allowed in the amount provided in Section 3.2(a) herein, and will be accorded the treatment provided in Section 3.2(b) herein.
(c)	Classification of ULC1 Indenture Trustee Notes Guarantee Allowed Claim under POR.

CORPX, in its discretion, may classify the ULC1 Indenture Trustee Notes Guarantee Allowed Claim under a POR (i) separately in its own class; (ii) in a class that includes other Claims arising from senior, unsecured, funded indebtedness of CORPX; or (iii) otherwise, consistent with the provisions of the Bankruptcy Code, the Bankruptcy Rules and other applicable law; provided, however, that, in any of the foregoing cases, subject to the provisions of Section 3.2(b)(ii) hereof, the POR shall provide that the ULC1 Indenture Trustee Notes Guarantee Allowed Claim shall receive the ULC1 Indenture Trustee Notes Guarantee Allowed Claim Plan Treatment.
3.3	CORPX Support for Substantial Contribution Claim Application.
     In the event that, as a prerequisite to the allowance of the Ad Hoc Committee Fees and/or the ULC1 Indenture Trustee Fees, as provided for in Section 3.2(a)(ii)(C) or 3.2(a)(ii)(D), as applicable, the U.S. Bankruptcy Court requires or requests that the Ad Hoc ULC1 Noteholders Committee and/or the ULC1 Indenture Trustee, as the case may be, file an application with the U.S. Bankruptcy Court seeking an order allowing the Ad Hoc Committee Fees and/or the ULC1 Indenture Trustee Fees as an administrative expense for “substantial contribution” under Section 503(b) of the Bankruptcy Code, CORPX shall support such application(s) filed by the Ad Hoc ULC1 Noteholders Committee and/or the ULC1 Indenture Trustee and urge the U.S. Bankruptcy Court to grant it (or them) and enter such order.
3.4	Application of Distributions Under POR.
     CORPX, on behalf of itself and the U.S. Debtors, agrees that any distribution received by the ULC1 Indenture Trustee or an agent of CORPX making distributions under the POR, as the case may be, on behalf of the ULC1 Indenture Trustee and/or the ULC1 Noteholders, pursuant to a POR shall be applied as follows: first, to the ULC1 Indenture Trustee Fees and the Ad Hoc Committee Fees, second, to Postpetition Interest, and third, to the Filed Amount. The portion of any such distribution that is allocable to the Ad Hoc Committee Fees shall be remitted by the ULC1 Indenture Trustee, to those ULC1 Noteholders who paid such fees in the first instance in accordance with written instructions to be delivered to the ULC1 Indenture Trustee, by counsel to the Ad Hoc ULC1 Noteholders Committee. The ULC1 Indenture Trustee may conclusively rely on such instructions delivered by counsel to the Ad Hoc ULC1 Noteholders Committee and shall have no liability for remitting to such ULC1 Noteholders in accordance with such instructions the portion of such distribution that is allocable to the Ad Hoc ULC1 Committee Fees.
3.5	Effect of Settlement Agreement on Proposal of POR and Voting by ULC1 Noteholders.
     For the avoidance of doubt, nothing herein constitutes a “lock-up” of the votes of the Ad Hoc ULC1 Noteholders or any other ULC1 Noteholder for a POR. Nothing herein shall limit the ability of CORPX to propose a POR or the right of the ULC1 Indenture Trustee or the ULC1 Noteholders to vote to accept or reject such POR, contest confirmation of such POR, or take any other action that they deem appropriate in the U.S. Proceedings or the CCAA Proceedings that is not inconsistent with this Agreement. Nevertheless, the Parties agree that the amount of the ULC1 Indenture Trustee Notes Guarantee Allowed Claim, the ULC1 Indenture Trustee Notes Guarantee Allowed Claim Plan Treatment, and the right of the ULC1 Indenture Trustee, on behalf of the ULC1 Noteholders, to receive, subject to the provisions of Section 3.2(b)(ii) hereof, a distribution under a POR up to the ULC1 Indenture Trustee Notes Guarantee Allowed Claim Plan Distribution Amount shall be irrevocably resolved for all purposes in accordance with the provisions of this Agreement.
3.6	Release of ULC1 Noteholders Under POR.
     CORPX hereby agrees and covenants that any POR to be filed, confirmed and consummated by CORPX and/or the U.S. Debtors in the U.S. Proceedings shall provide that, provided that the POR is accepted by (a) at least two-thirds in amount of the outstanding aggregate principal amount of the ULC1 Notes held by ULC1 Noteholders that vote to accept or reject a POR and (b) more than one-half in number of the ULC1 Noteholders that vote to accept or reject a POR, as of the effective date (the “POR Effective Date”) of such POR, to the fullest extent permissible under applicable law, CORPX, as debtor and debtor in possession, for itself and its officers, directors, employees, members, partners, representatives, attorneys, financial advisors, subsidiaries, affiliates, successors and assigns (other than the Canadian Debtors and the Canadian Affiliates, but including the estates of the U.S. Debtors established under the Bankruptcy Code), each in their capacity as such (collectively, the “CORPX Releasors”), shall be deemed absolutely, unconditionally and irrevocably, to release and forever discharge the ULC1 Indenture Trustee and the ULC1 Noteholders, together with their respective officers, directors, employees, members, partners, representatives, attorneys, financial advisors, subsidiaries, affiliates, successors and assigns, each in their capacity as such (collectively, the “ULC1 Releasees”), of and from any and all claims, demands, allegations, actions, causes of action, suits, debts, sums of money, accounts, reckonings, controversies, losses, damages, judgments, agreements, and warranties of any nature whatsoever, from the beginning of time through and including the POR Effective Date, whether fixed or contingent, asserted or unasserted, foreseen or unforeseen, matured or unmatured, suspected or unsuspected, anticipated or unanticipated, which the CORPX Releasors, or any of them, have, had, claim to have had or hereafter claim to have against the ULC1 Releasees, or any of them, by reason of any act or omission on the part of the ULC1 Releasees, or any of them, occurring on or prior to the POR Effective Date and relating to or arising from the ULC1 Notes, the U.S. Proceedings, the CCAA Proceedings, the POR, the disclosure statement related to the POR, or the preparation, solicitation, confirmation, consummation and implementation of the POR.
3.7	Conditions to Effectiveness of the Settlement Agreement Between the U.S. Debtors and the ULC1 Indenture Trustee.
     Except as otherwise specifically provided for in this Agreement, the obligations of each of the Parties to complete the transactions contemplated in Article III of this Agreement is subject to the satisfaction of, or compliance with, on or prior to the Outside Date, each of the following conditions, provided that the Parties may mutually agree in writing to waive, one or more of the following conditions (or any term or condition thereof):
(a)	Withdrawal or Dismissal of HSBC U.S. Marker Claims. The HSBC U.S. Marker Claims shall have been withdrawn with prejudice or dismissed with prejudice.

(b)	Withdrawal or Dismissal of HSBC Canadian Marker Claims. The HSBC Canadian Marker Claims shall have been withdrawn with prejudice or dismissed with prejudice.

(c)	Withdrawal of Marker Claims. The marker claims filed by the Canadian Debtors against the U.S. Debtors that in any way are on account of, relate to, or arise from the transactions giving rise to, the ULC1 Notes shall have been withdrawn with prejudice or dismissed with prejudice.

(d)	Settlement Between the U.S. Debtors and the Canadian Debtors. The conditions set forth in Section 2.9 shall have been satisfied or waived in writing, by the Parties on or prior to the Effective Date, it being acknowledged by the Parties that the satisfaction of the condition set forth in this Section 3.7(d) and the condition set forth in Section 2.9(e) may occur concurrently.
ARTICLE IV – FAILURE TO BECOME EFFECTIVE
     In the event that: (i) any of the conditions set forth in Sections 2.9 and 3.7 are not satisfied (or, if permitted pursuant to this Agreement, are not waived by the relevant Parties pursuant to the terms of this Agreement) on or prior to the Outside Date, or (ii) the Parties, acting reasonably, mutually agree that one or more of the conditions set forth in Sections 2.9 and 3.7 will not be satisfied (or, if permitted pursuant to this Agreement, will not be waived by the relevant Parties pursuant to the terms of this Agreement) on or prior to the Outside Date, then the Parties hereto shall be returned to their respective positions as they existed before they executed this Settlement Agreement.

ARTICLE V
MISCELLANEOUS PROVISIONS APPLICABLE
TO THIS SETTLEMENT AGREEMENT
5.1	Retention of U.S. Debtors’ Equity Interests.
     Notwithstanding any term or provision of this Agreement, the U.S. Debtors shall retain their equity interests in the Canadian Debtors, including for purposes of distributions in the CCAA Proceedings.
5.2	Further Assurances.
     The Parties, and each of them, covenants to, from time to time, execute and deliver such further documents and instruments and take such other actions as may be reasonably required or appropriate to evidence, effectuate, or carry out the intent and purposes of this Agreement or to perform its obligations under this Agreement and the transactions contemplated thereby.
5.3	Benefit of Agreement.
     This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties hereto and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to confer upon any Person other than the Parties hereto and their respective successors and assigns any legal or equitable benefit, right, remedy, cause of action or claim of any kind under or by reason of this Agreement or any covenant, condition or stipulation hereof.
5.4	Integration.
     This Agreement, together with the exhibits and schedules hereto, constitutes the entire agreement and understanding among the Parties hereto relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements, representations and understandings between or among any of the Parties hereto relating to such subject matter. In entering into this Agreement, the Parties and each of them acknowledge that they are not relying on any statement, representation, warranty, covenant or agreement of any kind made by any other party hereto or any employee or agent of any other party hereto, except for the representations, warranties, covenants and agreements of the Parties expressly set forth herein. For greater certainty, the Parties acknowledge and agree that the Global Settlement Outline and the Preliminary ULC1 Settlement Outline have been superseded in all respects by the provisions of this Agreement.
5.5	Counterparts; Facsimile Signatures.
     This Agreement may be executed in any number of counterparts and by different Parties to this Agreement on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by any of the Parties by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart of this Agreement, shall be deemed to be an original signature hereto, and shall be admissible as such in any legal proceeding to enforce this Agreement.

5.6	Notices.
     Any notice, demand, request, consent, approval, declaration or other communication under this Agreement shall be in writing and shall be given or delivered by personal delivery, by facsimile, by registered or certified mail (first class postage prepaid) or by a nationally recognized private overnight courier service addressed as indicated in Schedule I annexed hereto or to such other address (or facsimile number) as such party may indicate by a notice delivered to the other Parties hereto in accordance with the provisions hereof. Any notice, demand, request, consent, approval, declaration or other communication under this Agreement delivered as aforesaid shall be deemed to have been effectively delivered and received, if sent by a nationally recognized private overnight courier service, on the date following the date upon which it is delivered for overnight delivery to such courier service, if sent by mail, on the earlier of the date of actual receipt or the fifth (5th) Business Day (as defined herein) after deposit in the United States mail, if delivered personally, on the date of such delivery, or, if sent via facsimile, on the date of the transmission of the facsimile, provided that the sender thereof receives confirmation that the facsimile was successfully delivered to the intended recipient. As used herein, the term “Business Day” means a day other than a Saturday, a Sunday or any other day on which commercial banks in New York, New York are required or authorized to close by law or executive order.
5.7	Amendment.
     Except as otherwise specifically provided in this Agreement, no amendment, modification, rescission, waiver or release of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the Canadian Debtors and U.S. Debtors. To the extent any such amendment affects any other Party to this Agreement, the Canadian Debtors and U.S. Debtors shall obtain that Party’s written consent to such amendment.
5.8	Governing Law.
     This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without regard to conflict of law principles.
5.9	Assignment.
     No assignment of this Agreement or of any rights or obligations hereunder may be made by any party hereto without the prior written consent of the other Parties hereto, and any attempted assignment without such prior consent shall be null and void. No assignment of any obligations hereunder shall relieve any of the Parties hereto liable therefore of any such obligations.
5.10	Waiver.
     Except as otherwise specifically provided in this Agreement, any provision of this Agreement may be waived only by a written instrument signed by the Party against whom enforcement of such waiver is sought.

5.11	Headings.
     The descriptive headings of the sections of this Agreement are included for convenience of reference only and do not constitute a part of this Agreement.
[Remainder of page intentionally left blank; signature pages follow]

     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the date first above written.

CALPINE CORPORATION, on behalf of itself and on behalf of each of its U.S. subsidiaries

Per:	/s/ Melissa Brown Name: Melissa Brown
Title: SVP Strategy, Financial Planning
& Analysis and Corporate Treasurer

CALPINE CANADA ENERGY LTD.

Per:	/s/ Toby Austin Name: Toby Austin
Title: Director

CALPINE CANADA POWER LTD.

Per:	/s/ Toby Austin Name: Toby Austin
Title: Director

CALPINE CANADA ENERGY FINANCE ULC

Per:	/s/ Toby Austin Name: Toby Austin
Title: Director

CALPINE ENERGY SERVICES CANADA LTD.

Per:	/s/ Toby Austin Name: Toby Austin
Title: Director

CALPINE CANADA RESOURCES COMPANY

Per:	/s/ Toby Austin Name: Toby Austin
Title: Director

CALPINE CANADA POWER SERVICES LTD.

Per:	/s/ Toby Austin Name: Toby Austin
Title: Director

CALPINE CANADA ENERGY FINANCE II ULC

Per:	/s/ Toby Austin Name:
Title:

CALPINE NATURAL GAS SERVICES LIMITED

Per:	/s/ Toby Austin Name: Toby Austin
Title: Director

3094479 NOVA SCOTIA COMPANY

Per:	/s/ Toby Austin Name:
Title:

CALPINE ENERGY SERVICES CANADA PARTNERSHIP

Per:	/s/ Toby Austin Name: Toby Austin
Title: Director

CALPINE CANADA NATURAL GAS PARTNERSHIP

Per:	/s/ Toby Austin Name: Toby Austin
Title: Director

CALPINE CANADIAN SALTEND LIMITED PARTNERSHIP

Per:	/s/ Toby Austin Name: Toby Austin
Title: Director

HSBC BANK USA, NATIONAL ASSOCIATION, solely in its capacity as ULC1 Indenture Trustee.

Per:	/s/ Thomas Mackay Name: Thomas G. Mackay
Title: Vice President
[Signature Page for Settlement Agreement]

SCHEDULE I
List of Addresses and Facsimile Numbers for Purposes of Notice
     If to Calpine Corporation:
50 West San Fernando Street
San Jose, California 95113
Fax: (408) 995-0505
Attn: Gregory J. Doody
     With a copy to:
Kirkland & Ellis LLP
200 East Randolph Drive
Chicago, Illinois 60601-6636
Attn: David R. Seligman
Fax: 312-861-2200
     If to CCEL and the Canadian Debtors:
Calpine Canada Energy Ltd.
c/o Ernst & Young Inc.
1000, 440 2nd Avenue S.W.
Calgary, Alberta T2P 5E9
Attention: Toby Austin
Fax: (403) 206-5075
     With a copy to:
Goodmans LLP
250 Yonge Street, Suite 2400
Toronto ON M5B 2M6
Canada
Attn: Jay A. Carfagnini
Fax: (416) 979-1234
     If to the Monitor:
Ernst & Young Inc.
1000, 440 2nd Avenue S.W.
Calgary, Alberta T2P 5E9
Attention: Neil Narfason
Fax: (403) 206-5075

     With a copy to:
Borden Ladner Gervais LLP
1000 Canterra Tower
400 Third Avenue S.W.
Calgary, Alberta, Canada
T2P 4H2
Attention: Pat McCarthy
Fax: (403) 266-1395
     If to HSBC Bank USA, N.A.:
HSBC Bank USA, National Association, as Trustee
Corporate Trust and Loan Agency
452 Fifth Avenue
New York, New York 10018
Attn: Anthony A. Bocchino
Fax: (212) 525-1300
     With a copy to:
Kelley Drye & Warren LLP
200 Kimball Drive
Parsippany, New Jersey 07054
Attn: Geoffrey W. Castello
Fax: (973) 503-5950
and
Kasowitz, Benson, Torres & Friedman LLP
1633 Broadway
New York, New York 10019
Attn: Richard F. Casher
Fax: 212-500-3413

SCHEDULE II
Canadian Order

Action No. 0501-17864
IN THE COURT OF QUEEN’S BENCH OF ALBERTA
JUDICIAL DISTRICT OF CALGARY
IN THE MATTER OF THE COMPANIES’ CREDITORS
ARRANGEMENT ACT, R.S.C. 1985, c. C-36, AS AMENDED
AND IN THE MATTER OF
CALPINE CANADA ENERGY LIMITED, CALPINE CANADA POWER LTD.,
CALPINE CANADA ENERGY FINANCE ULC, CALPINE ENERGY SERVICES
CANADA LTD., CALPINE CANADA RESOURCES COMPANY,
CALPINE CANADA POWER SERVICES LTD., CALPINE CANADA ENERGY
FINANCE II ULC, CALPINE NATURAL GAS SERVICES LIMITED,
AND 3094479 NOVA SCOTIA COMPANY
APPLICANTS

BEFORE THE HONOURABLE	)	AT THE COURTHOUSE, IN THE CITY

MADAM JUSTICE B.E.C. ROMAINE	)	OF CALGARY, IN THE PROVINCE OF

	)	ALBERTA, ON TUESDAY, THE 24TH

	)	DAY OF JULY, 2007
ORDER
(Canada/U.S. Global Settlement Order)
     UPON THE APPLICATION of the Applicants and CCAA Parties (as defined in the Initial Order for these proceedings) (collectively, the “Canadian Debtors”) for an order approving, authorizing and directing the Canadian Debtors to enter into and proceed with the transactions contemplated by a Settlement Agreement to be entered into among the Canadian Debtors, Calpine Corporation and its U.S. subsidiaries (collectively, “Calpine U.S.”) and HSBC Bank USA, National Association (“ULC1 Indenture Trustee”) as successor indenture trustee under the ULC1 Indenture (as defined below), following the granting of this Order, which shall be substantially in the form attached as Exhibit “D” to the Austin Affidavit (defined below) (the “Global Settlement Agreement”), which agreement is based upon a Global Settlement Outline for Certain Claims Between and Relating to Calpine U.S. and Calpine Canada (the “Global Settlement Outline”); AND UPON having read (i) the Affidavit of Toby Austin sworn June 25,

2007 (the “Austin Affidavit”); (ii) the Twenty-Third Report of the Monitor, Ernst & Young Inc., dated June 28, 2007; and (iii) the motion materials filed by Calpine Corporation and its subsidiaries that are debtors in proceedings (the “U.S. Proceedings”) pending under Chapter 11 of the U.S. Bankruptcy Code (collectively, the “U.S. Debtors”) in connection with this application, all filed; AND UPON hearing the submissions of counsel for the Canadian Debtors, the Monitor, the U.S. Debtors and such other counsel as were present; AND UPON this Court having approved by Order dated April 5, 2007 a Court-to-Court Protocol which was also approved by the U.S. Bankruptcy Court for the Southern District of New York (the “U.S. Bankruptcy Court”) by order dated April 12, 2007 (the “Court-to-Court Protocol”); AND UPON this application being heard by the way of joint video conference pursuant to the Court-to-Court Protocol by the Honourable Madam Justice Romaine of this Court and Judge Lifland of the U.S. Bankruptcy Court; AND UPON being satisfied that circumstances exist that make this Order appropriate; IT IS HEREBY ORDERED THAT:
Service
1. Service of the Notice of Motion is hereby approved such that the application is properly returnable today and properly before this Court and the U.S. Bankruptcy Court by way of a joint hearing pursuant to the Court-to-Court Protocol and, further, that any requirement for service of the Notice of Motion upon any party not served is hereby dispensed with.
Global Settlement Agreement
2. Any capitalized term in this Order which is not defined herein shall have the meaning ascribed to such term in the Global Settlement Agreement
3. The Global Settlement Agreement is hereby approved and the Canadian Debtors are authorized and directed to enter into the Global Settlement Agreement and to carry out the transactions contemplated by the Global Settlement Agreement, conditional upon the granting of an Order by the U.S. Bankruptcy Court approving the Global Settlement Agreement and authorizing and directing the U.S. Debtors to enter into same and to carry out the transactions contemplated by same.
4. The Global Settlement Agreement is fair and commercially reasonable.

5. Other than paragraphs 1, 2, 3, 4, 17, 18, 19, 39, 41, 43, 44, 45, 46 and 47 of this Order, which paragraphs are effective upon the granting of this Order, and other than paragraph 16 of this Order which is effective upon the sale of the CCRC ULC1 Notes (as defined below), the balance of the paragraphs of this Order shall only become effective upon the date the Canadian Debtors and the U.S. Debtors have executed and filed a certificate with this Honourable Court and the U.S. Bankruptcy Court advising that all of the conditions of the Global Settlement Agreement have either been waived or satisfied (including, without limitation, the condition that the sale of the CCRC ULC1 Notes (as defined below) be completed) and advising of the Effective Date (as defined in the Global Settlement Agreement).
Release and Bar of Claims
6. The U.S. Debtors, for themselves and their successors, assigns, affiliates (other than the Canadian Debtors and their affiliates), and anyone claiming through them (including without limitation creditors of the U.S. Debtors claiming through the U.S. Debtors)(each in their capacity as such) shall and are deemed to have irrevocably, fully, finally, and forever waived, released, and discharged any and all Claims against the Canadian Debtors and their affiliates, successors and assigns, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity, or otherwise, save and except only as specifically provided for otherwise in the Global Settlement Agreement.
7. Except only as specifically provided for otherwise in the Global Settlement Agreement, distributions on all of the Claims listed on Exhibit “A” and Exhibit “B” of the Global Settlement Agreement shall only be made after distributions have been made on account of all other Claims against the applicable Canadian Debtor or U.S. Debtor.
8. All Claims (except as otherwise specifically provided in the Global Settlement Agreement) by the Canadian Debtors and U.S. Debtors, and their respective successors, assigns, applicable affiliates, and anyone claiming through them (including without limitation creditors of the respective Canadian and U.S. Debtors claiming through the Canadian and U.S. Debtors), (all in their capacity as such), against the other, whether or not asserted in these CCAA proceedings, the U.S. Proceedings or other court proceedings, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity or otherwise, including claims for oppression or similar statutory or common law relief, are hereby forever barred.
9. The Claims outlined in Exhibit “G” to the Global Settlement Agreement are hereby dismissed or shall and are deemed to have been withdrawn with prejudice or deemed to have no value.
ULC1 Settlement
10. This Order is binding and effective upon the holders (the “Holders”) of the Senior Notes (the “ULC1 Notes”) issued under an indenture dated as of April 25, 2001 between Calpine Canada Energy Finance ULC (“ULC1”) and Wilmington Trust Company as predecessor trustee, as amended by an Amended and Restated Indenture dated October 16, 2001 (the “ULC1 Indenture”) as well as all current, former, and future beneficial holders of the ULC1 Notes, and all indenture trustees for the ULC1 Notes, or predecessors or successors thereto (solely in their capacity as such, and not in any other capacity, including, but not limited to, their capacity as the holder of any claim against the Canadian Debtors and/or the U.S. Debtors or as indenture trustees with respect to any other securities related to the Canadian Debtors and/or the U.S. Debtors or their affiliates).
11. Holders of a majority in the aggregate principal amount of each series of the ULC1 Notes have directed the ULCI Indenture Trustee to take the following actions (collectively, the “Direction”):
(a)	(i) withdraw the Objection of the ULCI Indenture Trustee, to the U.S. Debtors’ Notice of Motion for an Order Pursuant to 11 U.S.C. §§ 105(A) [sic] and 363(B) [sic] and U.S. Bankruptcy Rule 9019(A) [sic] that the ULCI Indenture Trustee filed with the U.S. Bankruptcy Court on July 16, 2007 [Docket No. 5292], (ii) withdraw the Brief Regarding Objection of HSBC Bank USA, N.A., as ULCI Indenture Trustee, to the Application Returnable July 24, 2007 to Approve a Settlement and for other Relief that the ULCI Indenture Trustee filed in the within action on July 16, 2007, and (iii) if necessary, argue in support of the application to approve the Global Settlement Agreement based solely upon the Direction set forth herein;

(b)	if and when this Order should be entered by this Court and the companion Order should be entered by the U.S. Bankruptcy Court, execute and deliver the Settlement Agreement on behalf of all Holders of the ULC1 Notes upon being advised in writing by counsel to the Ad Hoc ULC1 Noteholder Committee that the Settlement Agreement and the Settlement Order are acceptable, in form and substance, to it; and

(c)	execute such other and further documents, instruments and agreements (collectively, the “Ancillary Documents”), and take such other and further action, as the Holders may direct in writing from time to time that reasonably may be necessary or appropriate to give effect to the Direction.
12. The execution, delivery and implementation by the ULC1 Indenture Trustee of the Global Settlement Agreement, and Ancillary Documents, if any, are authorized and approved and are determined to be consistent with and in furtherance of the ULC1 Indenture Trustee’s duties and responsibilities under the ULC1 Indenture, and not prejudicial to the rights of the Holders or the beneficial holders (collectively, the “Beneficial Holders”) of the ULC1 Notes. The ULC1 Indenture Trustee is hereby directed to execute, deliver and implement the Global Settlement Agreement and Ancillary Documents, if any.
13. In consenting to and supporting the Global Settlement Agreement, and in executing and delivering the Global Settlement Agreement and ancillary documents, if any, the ULC1 Indenture Trustee is exercising reasonably, prudently and in good faith its rights and powers vested in it under the ULC1 Indenture and is using the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.
14. Without further order of this Court, and without further action by the parties to the Global Settlement Agreement, the ULC1 Indenture Trustee, its present and former directors, officers, employees, agents, representatives, attorneys, accountants, indemnities, or financial advisers and any of their respective successors or assigns (the “Released Parties”) shall be, and hereby are, exculpated and fully, finally and irrevocably released and discharged by all persons and entities, including, without limitation, the Holders and all current, former and future Beneficial Holders, from, and shall not have or incur any liability for, and such persons and entities forever waive, any and all claims, obligations, suits, judgments, damages, demands, debts, rights, liabilities, causes of action and other assertions of liability whether liquidated or unliquidated, fixed or contingent, known or unknown, forseen or unforeseen, or now existing or hereafter arising in law, equity or otherwise, in any way relating to the Released Parties, including without limitation, arising out of, relating to, or in connection with the ULC1 Indenture Trustee’s consent to and support of the Settlement and the ULC1 Settlement and its execution, delivery and implementation of the Global Settlement Agreement and Ancillary Documents, if any. To implement the exculpation provided herein, all Persons (as defined in the Global Settlement Agreement) and entities, including, without limitation, the Holders and all current, former and future Beneficial Holders, shall be, and hereby are, permanently and irrevocably enjoined from commencing or continuing in any manner any action or proceeding against the Released Parties, in any way relating to the Released Parties, including without limitation, arising out of, relating to or in connection with the Indenture Trustee’s consent to and support of the Settlement and the ULC1 Settlement and its execution, delivery and implementation of the Global Settlement Agreement and Ancillary Documents, if any.
15. As of the Effective Date, the ULCI Indenture Trustee, on behalf of the ULC1 Noteholders, shall be afforded one allowed, general, unsecured claim against CORPX’s estate as set forth more particularly in section 3.2 of the Settlement Agreement. CORPX, on behalf of itself and the U.S. Debtors, agrees that any distribution received by the ULCI Indenture Trustee under the POR on behalf of the ULCI Indenture Trustee and/or the ULC1 Noteholders shall be applied as follows: first, to the ULC1 Indenture Trustee Fees and the Ad Hoc Committee Fees, second to the Postpetition Interest, and third to the Filed Amount. The portion of any such distribution that is allocable to the Ad Hoc Committee Fees shall be remitted by the ULCI Indenture Trustee to those ULC1 Noteholders who paid such fees in the first instance in accordance with written instructions to be delivered to the ULCI Indenture Trustee by counsel to the Ad Hoc ULC1 Noteholders Committee. The ULCI Indenture Trustee may conclusively rely on such instructions delivered by counsel to the Ad Hoc ULC1 Noteholders Committee and shall have no liability in connection with a distribution of such fees in accordance with such instructions.
CCRC ULC1 Senior Notes
16. In accordance with the Global Settlement Agreement, the U.S. Debtors shall and are deemed to have irrevocably, fully, finally and forever waived, released and discharged, with prejudice, any and all claims against or in respect of the U.S.$359,770,000 aggregate principal amount of the 8 1/2% Senior Notes issued by ULC1 owned by Calpine Canada Resource Company

(“CCRC”) (the “CCRC ULC1 Notes”), against CCRC or any subsequent owner of any of the CCRC ULC1 Notes including, without limitation, any Bond Differentiation Claims and/or any Claims and/or defences with respect to the sale proceeds from the sale of the Saltend Energy Centre and any defences as against any claims against any of the U.S. Debtors in respect of the CCRC ULC1 Notes by any holder thereof, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising in law, equity or otherwise and are forever barred from asserting any such claims and defences and any discovery rights in relation to any such Claims and/or defences.
17. The Bond Differentiation Claim process, previously ordered by this Court, is complete.
18. The U.S. Debtors will cooperate and provide assistance to the Canadian Debtors in respect of the sale of the CCRC ULC1 Notes as more particularly outlined in the companion Order of the U.S. Bankruptcy Court.
19. The Canadian Debtors and the Monitor shall report to this Court on the progress of the sale of the CCRC ULC1 Notes if such sale has not closed by a date that is 30 days after the date of this Order. The Canadian Debtors and Monitor will consult with the Canadian Debtors’ stakeholders, including the U.S. Debtors, about the CCRC ULC1 Notes sale terms and process as it develops on a strictly confidential basis.
Intercompany Claims
20. The Intercompany Claims outlined in Exhibit “D” to the Global Settlement Agreement are deemed allowed, general, non-subordinated, unsecured claims against the applicable Canadian Debtor(s) in these CCAA proceedings and U.S. Debtor(s) in the U.S. Proceedings, as the case may be, and shall be treated the same as all other allowed non-subordinated, general, unsecured claims against the applicable Canadian Debtor(s) or U.S. Debtor(s), as the case may be, under any plan of arrangement sanctioned in these CCAA proceedings (“POA”) or plan of reorganization in the U.S. Proceedings (“POR”), provided, however, that Claim No. 4448 of CCRC against Quintana Canada Holdings, LLC (“QCH”) set forth on Exhibit “D” of the Global Settlement Agreement, which includes CCRC’s claim against the U.S. Debtors in respect of the liability of CCRC for applicable non resident withholding taxes related to the intercompany advance that is the basis of Claim No. 4448, shall be satisfied through the granting to CCRC of an allowed non subordinated general unsecured Claim (not subject to set off, counterclaim or defence) against QCH in the amount of U.S.$232 million (the “CCRC Claim”) which shall be guaranteed in full by Calpine Corporation (“CORPX”); provided further that in no event shall distributions to CCRC under the POR on account of the CCRC Claim exceed C$181,431,000 (plus tax, penalties and interest, if any).
21. The CCRC Claim shall be paid in U.S. dollars in an amount yielded by the conversion from Canadian dollars at the noon spot rate effective as of the date of confirmation of the POR for Canadian currency posted at Scotiabank and such conversion shall be calculated and performed in consultation with the Monitor.
22. The rights of the U.S. Debtors with respect to the treatment of any allowed Intercompany Claims of the U.S. Debtors under any POA (including with respect to any possible substantive consolidation of some or all of the Canadian Debtors) and the rights of the Canadian Debtors with respect to the treatment of any allowed Intercompany Claims of the Canadian Debtors under any POR (including with respect to any possible substantive consolidation of some or all of the U.S. Debtors) are fully preserved.
ULC2 Claims
23. Manufacturers and Traders Trust Company (the “ULC2 Indenture Trustee”), in its capacity as successor indenture trustee under the Indenture dated as of October 18, 2001, as amended and supplemented (the “ULC2 Indenture”) and on behalf of all holders of Senior Notes (“ULC2 Senior Notes”) issued by Calpine Canada Energy Finance II ULC (“ULC2”) shall be afforded one allowed, general, unsecured claim in these CCAA proceedings against ULC2 in an amount in Canadian Dollars equivalent to the following amounts and in respect of the following components: for outstanding principal for outstanding ULC2 Senior Notes held by parties other than Canadian Debtors and U.S. Debtors £121,409,000 and €117,360,000 plus interest through December 20, 2005 (£1,945,495 and €1,774,664) plus interest commencing on December 21, 2005 at the contract rate through the date of distribution (totalling £14,944,901 and €13,594,692 as of April 15, 2007 plus a per diem of £34,095 and €30,878 to and including the date of distribution), all of which amounts shall be appropriately adjusted by the Canadian Debtors with the consent of the Monitor, in the event that and on account of a Canadian Debtor or a U.S. Debtor continuing to hold any ULC2 Senior Notes on the date of distribution, plus reasonable costs (i.e., reasonable professional fees, costs and expenses of the Ad Hoc Committee of ULC2 Noteholders and the ULC2 Indenture Trustee, including without limitation the reasonable professional fees, costs and expenses of their respective U.S. and Canadian counsel incurred in connection with the CCAA proceedings and the U.S. proceedings, which comprise the fees and expenses of Thornton Grout Finnigan LLP, Kramer Levin Naftalis & Frankel LLP, Stikeman Elliott LLP, Young Conaway Stargatt & Taylor, LLP, Kroll Zolfo Cooper and The Brattle Group (the “Reasonable Costs”)) through to the date of distribution, all on account of the ULC2 Senior Notes (collectively, the “Allowed ULC2 Indenture Trustee Claim”).
24. Any amounts as may be payable by a Canadian Debtor hereunder, or as may be allowed as a claim in these CCAA proceedings, all in respect of the Allowed ULC2 Indenture Trustee Claim, shall be paid or allowed, as the case may be, in Canadian dollars in an amount yielded by the conversion from United States Dollars, Euro and/or British Pounds Sterling (as applicable) at the noon spot rate effective on the date of distribution for Canadian currency posted at Scotiabank and such conversion shall be calculated and performed in consultation with the Monitor.
25. ULC2 shall be afforded one allowed, general unsecured claim in these CCAA proceedings against CCRC (the “Allowed ULC2 Claim”) in an amount not less than an amount equal to the aggregate of the Allowed ULC2 Indenture Trustee Claim and any other allowed Claims against ULC2 in full.
26. Any recovery by the ULC2 Indenture Trustee shall come first from distributions from ULC2 in these CCAA proceedings and, to the extent of any deficiency, second from distributions in the U.S. Proceedings and will be applied as follows: first, to Reasonable Costs; second, to accrued and unpaid interest on the ULC2 Senior Notes at the contract rate (including interest accrued and unpaid after the commencement of these CCAA proceedings and through the date on which the Allowed ULC2 Indenture Trustee Claim is satisfied in full (including interest compounded semi-annually)); and third, to principal owing in respect of the ULC2 Senior Notes.

27. In the event that the entitlement of the ULC2 Indenture Trustee and/or the ULC2 Noteholders to ULC2 Accrued Interest, to the quantum of the Reasonable Costs, to fees incurred in the Harbert Litigation, and/or to a “make whole amount”, has not been resolved by the date distributions are to be made from CCRC, CCRC shall establish and fund, as appropriate, with the consent of the Monitor, an escrow account or other reserve for the payment of such amounts to the extent disputed, if any, as may be subsequently determined by the U.S. Bankruptcy Court to be payable in accordance with the terms of the ULC2 Indenture and related agreements.
U.S. Debtor Guaranteed Claims
28. The U.S. Debtors, and the official statutory committees appointed in the U.S. Proceedings (the “Committees”) shall have full standing in any claims determination hearing process held by this Court (and any Canadian appellate court) in respect of claims filed in these CCAA proceedings that are alleged to have been guaranteed by one or more U.S. Debtors, in whole or in part, fully or conditionally, as set forth in Exhibit “F” to the Global Settlement Agreement (the “Guaranteed Claims”). Without limiting the generality of the foregoing, the U.S. Debtors and Committees will be entitled to all document production, written and oral discovery, evidence presentation and appeal rights as any other full party in interest in relation to Guaranteed Claims.
29. The Claims Procedure Order of this Court dated April 10, 2006, as amended, is hereby amended and supplemented to add the following provisions governing the manner of participation in the judicial claims determinations of Guaranteed Claims by guarantors who have admitted their guarantee obligations:
(a)	for each Guaranteed Claim, the U.S. Debtors shall be conclusively deemed to have admitted the validity and enforceability as against the guarantor or guarantors named in each applicable guarantee;

(b)	as a guarantor who has admitted the guarantee, the guarantors have full rights to participate as parties in all Guaranteed Claims including, without limitation, the right to raise and have fully determined any defences that a Canadian Debtor could have raised to the creditor’s claims;

(c)	the rights provided herein apply and may be enforced by the guarantors notwithstanding any statements of the Canadian Debtors’ position in any notices of revision that may have been issued to date;

(d)	the Canadian Debtors and the Monitor shall not deliver further notices of revision or notice of disallowance pursuant to paragraph 23 of the Claims Procedure Order, nor seek any determination with respect to any Guaranteed Claim, without the written consent of the U.S. Debtors, provided that nothing herein shall be construed as limiting this Court from continuing to exercise its jurisdiction over such process; and

(e)	no Guaranteed Claim shall be settled or otherwise consensually resolved by the Canadian Debtors or the Monitor without the written consent of the U.S. Debtors.
Greenfield Action and Allowed Canadian Administrative Claim
30. The action entitled Calpine Canada Natural Gas Partnership v. Calpine Energy Services Canada Partnership (“CESCA”) and Lisa Winslow, No. 0601 14198 commenced in this Court on December 14, 2006 (the “Greenfield Action”) is dismissed with prejudice and without costs.
31. The Canadian Debtors’ application to appoint Alvarez & Marsal Canada ULC (“A&M”) as litigation administrator in respect of the Greenfield Action is hereby dismissed with prejudice. The Canadian Debtors are hereby authorized and directed to pay the reasonable fees of, and costs incurred by, A&M.
32. The U.S. Debtors’ previously filed application to add parties to the Greenfield Action is hereby dismissed with prejudice.
CCRC — Claims, Priority and Distribution
33. Distributions on all of the Claims of Calpine Canada Energy Limited (“CCEL”) against CCRC including any Claims arising from the ULC1 Hybrid Note Structure shall only be made after distributions have been made on account of the Claims against CCRC in the priority set forth in paragraph 37 hereof.
34. All CCEL Member Liability Claims are hereby released and forever barred.

35. CORPX is hereby granted a fixed, first ranking charge (the “Allowed U.S. Administrative Charge”) against CCRC on the net proceeds from the CCRC ULC1 Senior Notes Sale (the “Sale Proceeds”) in the amount of U.S. $75 million, without interest, with priority of distribution over any distributions made by CCRC on account of Direct Claims Against CCRC and any CCRC Partnership Claims, including all claims of Calpine Power, L.P. against CCRC.
36. As soon as practicable after closing of the sale of CCRC ULC1 Notes, the Canadian Debtors are hereby directed to apply for and use their commercially reasonable efforts to obtain an order of this Court authorizing an immediate distribution of cash from CCRC to CORPX on account of the Allowed U.S. Administrative Charge and a further distribution to either (a) pay all of the Direct Claims Against CCRC in full; or (b) to pay Direct Claims Against CCRC only to the extent they are accepted by the Canadian Debtors coupled with amounts to be held in escrow for any disputed amounts in respect of such Direct Claims Against CCRC.
37. The Direct Claims Against CCRC, are entitled to and shall be paid from CCRC in priority to and before CCRC Partnership Claims and CCRC Partnership Claims are entitled to and shall be paid in priority to and before CCEL’s Claims against CCRC.
38. The Canadian Debtors’ previously filed application for directions in respect of the priority of claims against CCRC is hereby dismissed with prejudice.
CCAA Stay Extension
39. The Stay Date and the Stay Period as defined in the Initial Order, as subsequently amended or restated, are hereby extended to December 20, 2007.
General
40. This Order is granted in conjunction with, is complementary to and is a companion Order to the Order of the U.S. Bankruptcy Court of even date granted in the U.S. Proceedings and is to be read and interpreted in a manner which is not inconsistent with, and in furtherance of, the provisions of such U.S. Bankruptcy Court Order. Any determination by either this Court or the U.S. Bankruptcy Court contemplated by the Global Settlement Agreement shall be given comity by the other Court.

41. Any prior orders of this Court requiring the negotiation and approval of a claims specific protocol as between the Canadian Debtors and the U.S. Debtors are hereby set aside and of no further force or effect, provided that the Canadian Debtors and the U.S. Debtors shall confer in good faith to determine whether any remaining claims unresolved by the Global Settlement Agreement warrant the approval of a claims specific protocol by this Court and the U.S. Bankruptcy Court.
42. The consummation of the transactions contemplated by the Global Settlement Agreement are subject to amounts payable pursuant to the KERP and professional costs of the Canadian Debtors and Monitor, as may be allocated by the Monitor, acting reasonably.
43. The Twenty-Third Report of the Monitor and the actions and activities of the Monitor outlined therein are hereby approved.
44. The Monitor shall deliver by ordinary mail, electronic mail, or facsimile to each party served with this motion hereto a copy of this Order.
45. The Monitor is hereby authorized and directed to take such actions as it deems necessary or appropriate in the circumstances to assist the Canadian Debtors to conclude the transactions contemplated by the Global Settlement Agreement.
46. Notwithstanding:
(a)	the pendency of these proceedings;

(b)	a bankruptcy of any of the Canadian Debtors; and

(c)	the provisions of any federal or provincial statute,
none of the Global Settlement Agreement nor the transactions contemplated thereby will be void or voidable at the instance of creditors and claimants and do not constitute nor shall they be deemed to be settlements, fraudulent preferences, assignments, fraudulent conveyances or other reviewable transactions under the Bankruptcy and Insolvency Act or any other applicable federal or provincial legislation, and they do not constitute conduct meriting an oppression remedy and shall be binding on a trustee in bankruptcy of any of the Estates of the Canadian Debtors.

47. THIS COURT REQUESTS the aid, recognition and assistance of any court, tribunal, administrative body or registrar in any jurisdiction in Canada and/or the United States in connection with the implementation and carrying out of the terms of this Order and in connection with the authority granted hereunder to proceed with and conclude the transactions contemplated by the Global Settlement Agreement.

The Honourable Madam Justice B.E.C. Romaine J.C.Q.B.A.
ENTERED this 27 day of July, 2007.

V.A. Brandt (Court Seal) Clerk of the Court

No. 0501-17864	A.D. 2005

IN THE COURT OF QUEEN’S BENCH OF ALBERTA
JUDICIAL DISTRICT OF CALGARY

IN THE MATTER OF THE COMPANIES’
CREDITORS ARRANGEMENT ACT, R.S.C. 1985, c.
C-36, AS AMENDED
AND IN THE MATTER OF CALPINE CANADA
ENERGY LIMITED, CALPINE CANADA POWER
LTD., CALPINE CANADA ENERGY FINANCE
ULC, CALPINE ENERGY SERVICES CANADA
LTD., CALPINE CANADA RESOURCES
COMPANY, CALPINE CANADA POWER
SERVICES LTD., CALPINE CANADA ENERGY
FINANCE II ULC, CALPINE NATURAL GAS
SERVICES LIMITED, AND 3094479 NOVA SCOTIA
COMPANY
     Applicants

ORDER

GOODMANS LLP
Barristers & Solicitors
Suite 2400
250 Yonge Street
Toronto, Canada M5B 2M6
Jay A. Carfagnini
Fred Myers
Joseph Pasquariello
Tel: 416-979-2211
Fax: 416-979-1234
McCARTHY TÉTRAULT LLP
3300 – 421 7 Ave. S.W.
Calgary, AB T2P 4K9
Larry Robinson Q.C.
Tel: 403-260-3500
Fax: 403-260-3501

SCHEDULE III
U.S. Order

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re:		) )
Calpine Corporation, et al.,		) )	Chapter 11
	Debtors.	) ) )	Case No. 05-60200 (BRL) Jointly Administered

ORDER GRANTING DEBTORS’ MOTION FOR AN ORDER PURSUANT TO 11 U.S.C.
§§ 105(a) AND 363(b) AND BANKRUPTCY RULE 9019(a) TO APPROVE A
SETTLEMENT WITH THE CALPINE CANADIAN DEBTORS
     Upon the Motion (the “Motion”)1 of the above-captioned debtors (collectively, the “U.S. Debtors”) for entry of an Order pursuant to Sections 105(a) and 363(b) of the Bankruptcy Code and Bankruptcy Rule 9019(a); it appearing that the relief requested is in the best interest of the U.S. Debtors’ estates, their creditors and other parties in interest; it appearing that the Court has jurisdiction over this matter pursuant to 28 U.S.C. §§ 157 and 1334; it appearing that this proceeding is a core proceeding pursuant to 28 U.S.C. § 157(b)(2); it appearing that venue of this proceeding and the Motion in this District is proper pursuant to 28 U.S.C. §§ 1408 and 1409; it appearing that notice of the Motion and the opportunity for a hearing on the Motion were appropriate under the particular circumstances and that no other or further notice need be given; the Motion having been heard by way of joint video conference by this Court and the Honourable Madam Justice B.E.C. Romaine of the Canadian Court pursuant to the Cross-Border Insolvency Protocol for Calpine Corporation and its Affiliates; and after due deliberation and sufficient cause appearing therefor;

1	Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Motion, or, if not defined therein, in the Settlement Agreement.

     The Court, having considered the relief requested in the Motion and being duly advised of the premises, hereby finds that:2
     A. On April 25, 2001, ULC1 issued US$1,500 million of 8.5% senior notes due May 1, 2008 (the “8.5% ULC1 Senior Notes”) under an indenture dated as of April 25, 2001 between ULC1 and Wilmington Trust Company, as predecessor trustee (as amended by an Amended and Restated Indenture dated October 16, 2001, the “ULC1 Indenture”).
     B. On October 16, 2001, ULC1 issued an additional US$530 million of 8.5% ULC1 Senior Notes under the ULC1 Indenture (the April 25, 2001 issuance and the October 16, 2001 issuance are collectively referred to as the “8.5% ULC1 Senior Notes”).
     C. On October 18, 2001, ULC1 issued approximately C$200 million of 8.75% senior notes due October 15, 2007 (the “8.75% ULC1 Senior Notes,” and collectively with the 8.5% ULC1 Senior Notes, the “ULC1 Bonds”).
     D. HSBC Bank USA, National Association is the successor indenture trustee under the ULC1 Indenture (the “Indenture Trustee”).
     E. On December 20, 2005 (the “Commencement Date”), the U.S. Debtors filed their voluntary petitions for relief (the “U.S. Cases”) under chapter 11 of the Bankruptcy Code. The U.S. Debtors are operating their businesses and managing their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.
     F. The U.S. Debtors and the Ad Hoc ULC1 Noteholders Committee (as defined in the ULC1 Settlement) engaged in good faith, arm’s-length negotiations culminating in their

2	To the extent necessary, findings of fact shall be deemed conclusions of law, and conclusions of law shall be deemed findings of fact.

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execution and delivery, as of April 13, 2007, of a Preliminary Settlement Outline (defined in the Motion as the “ULC1 Settlement”).
     G. The U.S. Debtors and the Canadian Debtors engaged in good faith, arm’s-length negotiations and on May 13, 2007 reached a comprehensive consensual and global resolution of virtually all major cross-border issues (defined in the Motion as the “Settlement”). The Settlement incorporates the ULC1 Settlement. The terms of the Settlement are embodied and memorialized in a settlement agreement (the “Settlement Agreement”), a draft of which was attached as Exhibit B to the Motion.
     H. The Settlement and the ULC1 Settlement, as definitively embodied in the Settlement Agreement, are fair, reasonable, and represent a sound exercise of the U.S. Debtors’ business judgment, and are in the best interests of the U.S. Debtors’ estates, creditors, and other stakeholders.
     I. On June 28, 2007, the Canadian Debtors filed a motion (the “Canadian Approval Motion” and together with the Motion, the “Approval Motions”) seeking, among other things, approval of the Settlement Agreement, which definitively embodies the Settlement and the ULC1 Settlement described in the Motion.
     J. This Court has core jurisdiction over the U.S. Cases, this Motion and the parties and property affected hereby pursuant to 28 U.S.C. §§ 157(b) and 1334.
     K. Notice of this Motion has been provided to: (a) the United States Trustee for the Southern District of New York; (b) counsel to the Creditors Committee; (c) counsel to the ad hoc committees; (e) the indenture trustees pursuant to the U.S. Debtors’ secured indentures; (e) counsel to the U.S. Debtors’ postpetition lenders; (f) the Securities and Exchange Commission; (g) the Internal Revenue Service; (h) the United States Department of Justice; (i)

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counsel to the Equity Committee; and (j) all parties that have requested notice pursuant to Bankruptcy Rule 2002. A copy of the Motion has been also made available on the website of the U.S. Debtors’ notice and claims agent, Kurtzman Carson Consultants LLC, at http://www.kccllc.net/calpine.
     L. The U.S. Debtors provided notice of the proposed Settlement to all interested parties, including all record holders of the ULC1 Bonds (the “Holders”), by:
(a)	Delivering the Approval Motions to all Holders of the ULC1 Bonds as of June 20, 2007, to enable such Holders to distribute the Approval Motions to the beneficial holders of the ULC1 Bonds. Pursuant to the provisions of 17 C.F.R. § 240.14b-1(b)(2) and § 240.14b-2(b)(3), the Holders are required to forward the Approval Motions to said beneficial holders no later than five days after the date each Holder receives the Approval Motions;

(b)	Publication of a notice (the “Notice,” in the form attached to the Debtors’ Reply in Support of Debtors’ Motion for an Order Pursuant to 11 U.S.C. §§ 105(A) and 363(b) and Bankruptcy Rule 9019(a) to Approve a Settlement with the Calpine Canadian Debtors and for Other Relief as Exhibit C) in The Wall Street Journal, The Financial Times, Investor’s Business Daily, The Globe & Mail (Canada) and the National Post (Canada);

(c)	Posting of the Notice on the Legal Notice System (LENS) of The Depository Trust Company;

(d)	Posting of the Notice and the Approval Motions at http://www.kccllc.net/calpine/canadasettlement; and

(e)	Issuing a press release dated July 9, 2007 notifying the Holders and others of the hearing on the settlement and providing the necessary information to electronically access the Approval Motions and the Settlement Agreement.
     M. Holders of a majority in the aggregate principal amount of each series of the ULC1 Bonds have directed the Indenture Trustee to take the following actions (collectively, the “Direction”):
(a)	(i) withdraw the Objection of HSBC Bank USA, N.A., as Indenture Trustee, to the U.S. Debtors’ Notice of Motion for an Order Pursuant to 11 U.S.C. §§ 105(A) [sic] and 363(B) [sic] and Bankruptcy Rule 9019(A) [sic] that the Indenture Trustee filed with the U.S. Bankruptcy Court on July 16, 2007 [Docket No. 5292], (ii) withdraw the Brief Regarding Objection of HSBC Bank USA, N.A., as

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Indenture Trustee, to the Application Returnable July 24, 2007 to Approve a Settlement and for other Relief that the Indenture Trustee filed with the Canadian Court on July 16, 2007, and (iii) if necessary, argue in support of the Settlement Motions at the Settlement Hearing based solely upon the Direction set forth herein;

(b)	if and when this Order should be entered by the U.S. Court and the Canadian Approval Order (defined below) should be entered by the Canadian Court, execute and deliver the Settlement Agreement on behalf of all Holders of the ULC1 Bonds upon being advised in writing by counsel to the Ad Hoc ULC1 Noteholder Committee that the Settlement Agreement and the Settlement Order are acceptable, in form and substance, to it; and

(c)	execute such other and further documents, instruments and agreements (collectively, the “Ancillary Documents”), and take such other and further action, as the Holders may direct in writing from time to time that reasonably may be necessary or appropriate to give effect to the Direction.
     N. As described in the Motion, a draft of the Settlement Agreement was attached as Exhibit B to the Motion. Also as specified in the Motion, the U.S. Debtors posted the Settlement Agreement at http://www.kccllc.net/calpine/canadasettlement on July 9 2007, at least fourteen (14) days before July 24, 2007, the date of the joint hearing held in this matter. Due and adequate notice of the Settlement Agreement has been provided to all parties in interest.
     O. The statutory bases for the relief requested herein are Sections 105(a) and 363(b) of the Bankruptcy Code and Bankruptcy Rule 9019(a).
It is hereby ORDERED
     1. The Motion is approved in its entirety.
     2. The Settlement Agreement is approved in its entirety.
     3. The settlements and compromises set forth in the Settlement and the ULC1 Settlement, as embodied in the Settlement Agreement, are approved, and the U.S. Debtors and the Indenture Trustee, on behalf of the ULC1 Noteholders, are authorized and directed to enter into, execute, deliver and implement the Settlement Agreement, conditional upon the Canadian Court granting an order (the “Canadian Approval Order” and together with this Order, the

5

“Approval Orders”) approving the Settlement and authorizing the Canadian Debtors to enter into the Settlement Agreement and to carry out the transactions contemplated by the Settlement Agreement.
     4. The U.S. Debtors and each party to the Settlement Agreement are authorized and directed, from time to time, to enter into the Ancillary Documents or such other and further documents, agreements and instruments, and take such other actions, as may be reasonably required or appropriate to evidence, effectuate, or carry out the intent and purposes of the Settlement Agreement or to perform its or their respective obligations under the Settlement Agreement and the transactions contemplated thereby.
     5. Other than paragraphs 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, 17, 18, 19, 22, 28, 29, 30, 31, 33, 34 and 35 of this Order, which paragraphs are effective upon the entry of this Order, and other than paragraph 27 which is effective on the date of the sale of CCRC Senior Notes, the balance of the paragraphs of this Order shall only be effective upon the date the Canadian Debtors and the U.S. Debtors have executed and filed a certificate with this Court advising that all of the conditions in the Settlement Agreement have been either waived or satisfied (including, without limitation, the condition that the sale of the CCRC Senior Notes (described below) be completed), and advising of the Effective Date (as defined in the Settlement Agreement).
     6. The notice of the Motion and the Settlement Agreement given by the U.S. Debtors is approved, both in form and content, and was timely, fair, and adequate, sufficient and appropriate under the circumstances to (a) apprise interested parties of the Motion, the Canadian Approval Motion and the respective hearings scheduled thereon, and the Settlement Agreement and (b) to afford them an opportunity to present any objections, and no other or further notice is or was required.

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     7. This Order is binding and effective upon the Holders, as well as all current, former, and future beneficial holders of the ULC1 Bonds (the “Beneficial Holders”), and all indenture trustees for the ULC1 Bonds, or predecessors or successors thereto (solely in their capacity as indenture trustees with respect to the ULC1 Bonds and not in any other capacity, including, but not limited to, their capacity as the holder of any claim against the U.S. Debtors or as indenture trustees with respect to any other securities related to the U.S. Debtors or their affiliates).
     8. The compromises and settlements embodied in the Settlement Agreement are fair and reasonable to the U.S. Debtors, the Holders, the Beneficial Holders, and the Indenture Trustee.
     9. The execution, delivery and implementation by the Indenture Trustee of the Settlement Agreement, and the Ancillary Documents, if any, are authorized and approved and are determined to be consistent with and in furtherance of the Indenture Trustee’s duties and responsibilities under the ULC1 Indenture, and not prejudicial to the rights of the Holders or the Beneficial Holders of the ULC1 Bonds.
     10. In consenting to and supporting the Settlement and the ULC1 Settlement, and in executing and delivering the Settlement Agreement and the Ancillary Documents, if any, the Indenture Trustee is exercising reasonably, prudently and in good faith its rights and powers vested in it under the ULC1 Indenture and is using the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.
     11. Without further order of this Court, and without further action by the parties to the Settlement Agreement, the Indenture Trustee, its present and former directors, officers,

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employees, agents, representatives, attorneys, accountants, indemnitees, or financial advisers and any of their respective successors or assigns (the “Released Parties”) shall be, and hereby are, exculpated and fully, finally and irrevocably released and discharged by all persons and entities, including, without limitation, the Holders and all current, former and future Beneficial Holders, from, and shall not have or incur any liability for, and such persons and entities forever waive, any and all claims, obligations, suits, judgments, damages, demands, debts, rights, liabilities, causes of action and other assertions of liability, whether liquidated or unliquidated, fixed or contingent, known or unknown, foreseen or unforeseen, or now existing or hereafter arising in law, equity or otherwise, in any way relating to the Released Parties, including without limitation, arising out of, relating to, or in connection with the Indenture Trustee’s support of the Settlement and the ULC1 Settlement and its execution, delivery and implementation of the Settlement Agreement and the Ancillary Documents, if any. To implement the exculpation and release provided herein, all Persons and entities, including, without limitation, the Holders and all current, former and future Beneficial Holders, shall be, and hereby are, permanently and irrevocably enjoined from commencing or continuing in any manner any action or proceeding against the Released Parties arising out of, relating to or in connection with the Indenture Trustee’s actions taken in connection with the Direction and its execution, delivery and implementation of the Settlement Agreement and the Ancillary Documents, if any.
     12. The Canadian Debtors, for themselves and their successors, assigns, affiliates (other than the U.S. Debtors or their affiliates), and anyone claiming through them (including, without limitation, creditors of the Canadian Debtors claiming through the Canadian Debtors) (each in their capacity as such) shall and are deemed to have irrevocably, fully, finally, and forever waived, released, and discharged any and all Claims against the U.S. Debtors and their

8

affiliates (other than the Canadian Debtors and Calpine’s Canadian affiliates), successors and assigns, and estates, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity, or otherwise, save and except only as specifically provided for otherwise in the Settlement Agreement.
     13. Except only as specifically provided for otherwise in the Settlement Agreement, distributions on all of the Claims listed on Exhibit A and Exhibit B of the Settlement Agreement shall only be made after distributions have been made on account of all other Claims against the applicable Canadian Debtor or U.S. Debtor.
     14. All claims (other than those specifically provided for in the Settlement Agreement) by the U.S. Debtors and Canadian Debtors, and their respective successors, assigns, applicable affiliates, and anyone claiming through them (including without limitation creditors of the respective Canadian and U.S. Debtors) (all in their capacity as such), against the other, whether or not asserted in the CCAA Proceedings, the U.S. Proceedings or other court proceedings, whether known or unknown, foreseen or unforeseen, existing or hereafter arising, in law, equity, or otherwise, including claims for oppression or similar statutory or common law relief, are hereby barred forever.
     15. In the event that the entitlement of the ULC2 Indenture Trustee and/or the ULC2 Noteholders to ULC2 Accrued Interest, fees incurred in the Harbert Litigation, and/or to a “make whole amount,” has not been resolved by the date distributions are to be made from CCRC, CCRC shall establish and fund, as appropriate, an escrow account or other reserve for the payment of such amounts, if any, as may be subsequently determined by this Court to be payable in accordance with the terms of the ULC2 Indenture and related agreements.

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     16. The claims included in Exhibit G to the Settlement Agreement are hereby dismissed with prejudice or deemed to have been withdrawn with prejudice.
     17. All of the HSBC U.S. Marker Claims and all of the HSBC Canadian Marker Claims are hereby dismissed with prejudice or deemed to have been withdrawn with prejudice.
     18. The U.S. Debtors are authorized and directed to take any and all steps to perform any and all acts necessary or reasonably requested by CCRC to implement or assist CCRC in the sale of the ULC1 Bonds held by CCRC (the “CCRC Senior Notes”), provided, however, that no such acts shall cause or be deemed to cause the sale of the CCRC Senior Notes to be, or have been done, “by” any of the U.S. Debtors for purposes of any applicable securities laws, nor shall any U.S. Debtor be deemed to be a participant, issuer or control person with respect to the sale of the CCRC Senior Notes for purposes of any applicable securities laws.
     19. Without limiting the generality of the preceding paragraph, Calpine Corporation is specifically authorized and directed in connection with CCRC’s sale of the CCRC Senior Notes to:
          (i) execute the Guarantee attached to the 144A Global Security; and
          (ii) execute the Guarantee attached to the Regulation S Global Security;
provided, however, that any obligations of Calpine Corporation under the Guarantees shall remain prepetition liabilities, and such execution, even though occurring after the Petition Date, shall not convert Calpine Corporation’s prepetition liabilities under the Guarantees into postpetition liabilities, administrative expense claims under section 503 of the Bankruptcy Code, or administrative claims or restructuring claims under the CCAA.
     20. Calpine Corporation’s prepetition obligations under the Guarantee Agreement are hereby affirmed, including in respect of the 144A Global Security, the Regulation S Global Security and the CCRC Senior Notes.

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     21. All persons and entities are forever barred, estopped and permanently enjoined from commencing or continuing in any manner any action or other proceeding, whether in law or equity, in any judicial, administrative, arbitral or other proceeding, with respect to any claim or cause of action against any of the U.S. Debtors and/or the Indenture Trustee in relation to or arising from the sale of the CCRC Senior Notes by CCRC, and any of the transactions associated therewith, including without limitation, the authentication and delivery of the Guarantees attached to the 144A Global Security and the Regulation S Global Security.
     22. The Intercompany Claims outlined in Exhibit D to the Settlement Agreement are deemed allowed, general, non-subordinated, unsecured claims against the applicable Canadian Debtor(s) in the CCAA proceedings and U.S. Debtor(s) in the U.S. Cases, as the case may be, and shall be treated the same as all other allowed non-subordinated, general, unsecured claims against the applicable Canadian Debtor(s) or U.S. Debtor(s), as the case may be, under any plan of arrangement sanctioned in the CCAA Proceedings (“POA”) or plan of reorganization in the U.S. Cases (“POR”), provided, however, that Claim No. 4448 of CCRC against QCH, set forth on Exhibit D of the Settlement Agreement, which includes CCRC’s claim against the U.S. Debtors in respect of the liability of CCRC for applicable non-resident withholding taxes related to the intercompany advance that is the basis of Claim No. 4448, shall be satisfied through the granting to CCRC of an allowed non-subordinated general unsecured Claim (not subject to setoff, counterclaim or defense) against QCH in the amount of U.S.$232 million (the “CCRC Claim”), which shall be guaranteed in full by Calpine Corporation (“CORPX”). The CCRC Claim is hereby granted and allowed; provided further that in no event shall distributions to CCRC under the POR on account of the CCRC Claim (or any guarantee thereof) exceed C$181,431,000 (plus an amount equal to the aggregate of all liabilities and obligations of CCRC

11

for tax penalties and interest, if any, arising from the non-resident withholding taxes described in Section 2.3(c)(iii) of the Settlement Agreement).
     23. The CCRC Claim shall be calculated for distribution purposes in U.S. dollars in an amount yielded by the conversion from Canadian dollars at the noon spot rate effective as of the date of confirmation of the POR for Canadian currency posted at Scotiabank and such conversion shall be calculated and performed in consultation with the Monitor.
     24. The rights of the U.S. Debtors with respect to the treatment of any allowed Intercompany Claims of the U.S. Debtors under any POA (including with respect to any possible substantive consolidation of some or all of the Canadian Debtors) and the rights of the Canadian Debtors with respect to the treatment of any allowed Intercompany Claims of the Canadian Debtors under any POR (including, with respect to any possible substantive consolidation of some or all of the U.S. Debtors) are fully preserved.
     25. As of the Effective Date, the Indenture Trustee, on behalf of the ULC1 Noteholders, shall be afforded one allowed, general, unsecured claim against CORPX’s estate as set forth more particularly in section 3.2 of the Settlement Agreement. CORPX, on behalf of itself and the U.S. Debtors, agrees that any distribution received by the Indenture Trustee under the POR on behalf of the Indenture Trustee and/or the ULC1 Noteholders shall be applied as follows: first, to the ULC1 Indenture Trustee Fees and the Ad Hoc Committee Fees, second to the Postpetition Interest, and third to the Filed Amount. The portion of any such distribution that is allocable to the Ad Hoc Committee Fees shall be remitted by the Indenture Trustee to those ULC1 Noteholders who paid such fees in the first instance in accordance with written instructions to be delivered to the Indenture Trustee by counsel to the Ad Hoc ULC1 Noteholders Committee. The Indenture Trustee may conclusively rely on such instructions

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delivered by counsel to the Ad Hoc ULC1 Noteholders Committee and shall have no liability in connection with a distribution of such fees in accordance with such instructions.
     26. The ULC2 Indenture Trustee shall be granted one allowed, general unsecured claim in the U.S. Proceedings against CORPX in the amount of U.S.$361,660,821.40, which equals the principal and unpaid accrued interest due in respect of the ULC2 Senior Notes as of December 20, 2005 (the “ULC2 Indenture Trustee’s Allowed Guarantee Claim”). Any recovery by the ULC2 Indenture Trustee shall come first from distributions from ULC2 in the CCAA Proceedings and, to the extent of any deficiency, second from distributions in the U.S. Proceedings. Any recovery by the ULC2 Indenture Trustee from ULC2 will be applied as follows: first, to Reasonable Costs; second, to accrued and unpaid interest on the ULC2 Senior Notes at the contract rate (including interest accrued and unpaid after the commencement of the CCAA Proceedings and through the date on which the Allowed ULC2 Indenture Trustee Claim is satisfied in full (including interest compounded semi–annually)); and third, to principal owing in respect of the ULC2 Senior Notes. Any recovery received by the ULC2 Indenture Trustee from ULC2 will not reduce the amount of the ULC2 Indenture Trustee’s Allowed Guarantee Claim and there shall be no reallocation of payments received in the CCAA Proceedings of Reasonable Costs or interest to payment of principal in respect of the Allowed ULC2 Indenture Trustee Claim; provided, however, the ULC2 Indenture Trustee shall not be entitled to actually receive any distributions under or through the POR in excess of any portion of the ULC2 Indenture Trustee’s Allowed Guarantee Claim that remains unpaid after any distributions are made on the Allowed ULC2 Indenture Trustee Claim in the CCAA Proceedings (and after such distributions are allocated as provided in the first paragraph of the Settlement Agreement), unless the POR provides for the payment of postpetition interest on similarly situated claims, in which

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case the ULC2 Indenture Trustee’s Allowed Guarantee Claim shall include a claim in respect of postpetition interest.
     27. In accordance with the Settlement Agreement, the U.S. Debtors’ Partial Objection to Proof of Claim No. 5742, relating to the CCRC Senior Notes [Docket No. 3667], is withdrawn with prejudice, and the U.S. Debtors are hereby deemed to have irrevocably waived their right to assert any other claims and/or defenses in respect of the CCRC Senior Notes against CCRC or any prior or subsequent owner of the CCRC Senior Notes (including, without limitation, any Bond Differentiation Claims).
     28. In accordance with the Settlement Agreement, (a) the U.S. Debtors waive the right to challenge any alleged guarantee of the Guaranteed Claims (as that term is defined in the Settlement Agreement); (b) this Court shall grant comity to the determination by the Canadian Court (and any Canadian appellate court) of the validity and quantum of any Guaranteed Claim; and (c) claims filed in the U.S. Cases on account of any Guaranteed Claims will be allowed, as general unsecured non-subordinated claims against the U.S. Debtor that is the guarantor, in the U.S. Cases in the amount of the Guaranteed Claim as determined by the Canadian Court, without any further claim adjudication process or order of this Court and without any right of any party in interest to challenge the validity or quantum of such allowed Guaranteed Claims; provided, however, that holders of the Guaranteed Claims shall not be entitled to actually receive any distributions under or through the POR (as that term is defined in the Settlement Agreement) in excess of any actual unpaid portion of such Guaranteed Claims, unless the POR provides for the payment of postpetition interest on other general unsecured non-subordinated claims, in which case the Guaranteed Claims shall include postpetition interest.

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     29. CORPX is empowered and authorized by each of the entities of Calpine U.S. to act on their behalf in connection with the execution of the Settlement Agreement and the performance of the terms, conditions and obligations of the Settlement Agreement, and shall remain so empowered and authorized for the duration of the Settlement Agreement.
     30. The U.S. Debtors and the Canadian Debtors are hereby relieved of any further duties or obligations to negotiate and/or present to this Court a “Canada-U.S. Claims-Specific Protocol” (as that term is defined in the Motion of Canadian Debtors for Entry of an Order Pursuant to 11 U.S.C. § 105(a) Approving Cross-Border Court-to-Court Protocol [Docket No. 4242]); provided, however, that the U.S. Debtors and Canadian Debtors shall confer in good faith to determine whether any remaining claims unresolved by the Settlement Agreement warrant the approval of a claims-specific protocol by this Court and the Canadian Court.
     31. Except as may be specifically provided herein, the Canadian Debtors shall retain any administrative expense priority claims that have been, or may in the future be, asserted against the U.S. Debtors in the U.S. Cases pursuant to Section 503(b) or any other applicable provision of the Bankruptcy Code for postpetition goods or services rendered to the U.S. Debtors (“U.S. Administrative Claims”); provided, however, that the U.S. Debtors reserve their rights with respect to the allowance of any such U.S. Administrative Claims.
     32. The Stipulation and Agreed Order Approving Interim Resolution of Certain Disputes Relating to the Greenfield Energy Centre [Docket No. 4345] (the “U.S. Interim Resolution Order”) is hereby amended to provide that the terms of the Settlement Agreement shall constitute full satisfaction of the Administrative Claim (as that term is defined in the U.S. Interim Resolution Order) and that no further amounts shall be due and owing now or in the future under the U.S. Interim Resolution Order.

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     33. The failure to mention any provision of the Settlement, the ULC1 Settlement, or the Settlement Agreement in this Order shall not impair its efficacy, it being the intent and effect of this Order that the Settlement, the ULC1 Settlement, and the Settlement Agreement are approved in all respects and all relief contemplated by the Settlement, the ULC1 Settlement and the Settlement Agreement is hereby granted.
     34. This Order is granted in conjunction with, is complementary to and is a companion Order to the Order of the Court of Queen’s Bench granted in the CCAA Proceedings and is to be read and interpreted in a manner that is not inconsistent with, and in furtherance of, the provisions of such Court of Queen’s Bench Order. Any determination by either this Court or the Canadian Court contemplated by the Settlement Agreement shall be given comity by the other Court.
     35. The U.S. Debtors shall continually consult with the Committees and the Second Lien Committee (as that term is defined in the Second Amended Final Order Authorizing Use of Cash Collateral and Granting Adequate Protection [Docket No.881] made in these Chapter 11 Cases (as subsequently amended by orders of this Court, the “Cash Collateral Order”)) with respect to the implementation of the Settlement Agreement, including without limitation consultation with respect to the terms and process of the CCRC ULC1 Note Sale as it develops and the order accompanying such sale, pursuant to Section 2.4(c) of the Settlement Agreement, and with respect to any waivers of conditions under Section 2.9 of the Settlement Agreement.
     36. In those instances where the Settlement Agreement requires the approval or consent of the U.S. Debtors before an action can be taken, such approval or consent shall only be given by the U.S. Debtors after prior consultation and dialogue with the Committees and the Second Lien Committee, with reasonably sufficient notice, which shall be not less than five (5)

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business days, so that the Committees and the Second Lien Committee can make an informed decision regarding the matter. In any such case the U.S. Debtors shall share with the Committees and the Second Lien Committee, in advance, any documents and analyses received relevant to the action to be taken to which the U.S. Debtors propose to consent or approve.
     37. In the event the U.S. and Canadian Debtors intend to settle any of the Canadian Guaranteed Claims pursuant to Section 2.3(f)(iv) of the Settlement Agreement, the U.S. Debtors shall consult with the Committees and the Second Lien Committee regarding any such proposed settlement and provide to the Committees and the Second Lien Committee ten business days’ prior written notice of any such proposed settlement. If after such consultation and notice any of the Committees or the Second Lien Committee believe that such proposed settlement is not a reasonable exercise of the U.S. Debtors’ business judgment, they may deliver to the U.S. Debtors with a copy to counsel to the Committees and counsel to the Second Lien Committee, written notice of such objection to the U.S. Debtors’ entry into the proposed settlement. In the event that one or both of the Committees and/or the Second Lien Committee deliver such written objection, the U.S. Court shall determine, on an expedited schedule, whether the settlement is a reasonable exercise of the U.S. Debtors’ business judgment; provided, however, that such schedule shall allow all parties in interest, including the Committees and the Second Lien Committee, to object.
     38. In the event that any Canadian Guaranteed Claims are litigated pursuant to Section 2.8(a)(iv) of the Settlement Agreement, the U.S. Debtors shall consult with the Second Lien Committee regarding such litigation and provide such materials as are reasonably necessary to allow the Second Lien Committee to monitor such proceedings.
     39. To the extent that any cash and other property of the Canadian Debtors paid, transferred or distributed by the Canadian Debtors to the U.S. Debtors (including, without

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limitation, any amounts to be distributed to CORPX on account of the Allowed U.S. Administrative Charge as defined in Section 2.4(e) of the Settlement Agreement and provided for in paragraph 34 of the Order of the Canadian Court made on the Canadian Approval Motion of the Canadian Debtors) and all cash and other property to which the U.S. Debtors are entitled from or in respect of the Canadian Debtors pursuant to the Settlement Agreement (collectively, the “Transferred Property”) would have been included in either (a) the Calpine Corp. Collateral (as such term is defined in the Cash Collateral Order); or (b) the collateral subject to the Second Replacement Liens (as such term is defined in the Cash Collateral Order) absent the consummation of the transactions contemplated by and the implementation of the terms of the Settlement Agreement (including the implementation of those terms in accordance with the provisions of Section 2.6 thereof), the entitlement of the Calpine Second Lien Holders (as such term is defined in the Cash Collateral Order) to second priority liens on and security interests in, and Second Replacement Liens (as such term is defined in the Cash Collateral Order) on, such Transferred Property shall be and remain unaffected and unimpaired.
     40. If, pursuant to the terms of the Settlement Agreement, and, in particular, section 2.6 thereof, the U.S. Debtors intend to transfer property of their estates to a Canadian Debtor prior to the effective date of a confirmed plan of reorganization that results in a net depletion of assets of the U.S. Debtors’ estates, the U.S. Debtors will provide the Creditors’ Committee and the Second Lien Committee with reasonably sufficient notice of such transfer. If after such notice either the Creditors’ Committee or the Second Lien Committee believes that such transfer is not a reasonable exercise of the U.S. Debtors’ business judgment, either the Creditors’ Committee or Second Lien Committee may object in writing to the proposed transfer, in which

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case the U.S. Court shall determine on an expedited basis whether such transfer is a reasonable exercise of the U.S. Debtors’ business judgment.
     41. The Committees and the Second Lien Committee shall notify the U.S. Debtors as soon as practicable of any failure to implement any term of the Settlement Agreement, and the U.S. Debtors shall forthwith take appropriate action in response to such notification.
     42. The confirmation order of the POR in the U.S. Debtors’ Chapter 11 Cases shall incorporate this Order and the Settlement Agreement.
     43. Except as may be specifically provided herein, notwithstanding the possible applicability of Bankruptcy Rules 6004(h), 7062, 9014 or otherwise, the terms and conditions of this Order shall be immediately effective and enforceable upon its entry.
     44. All time periods set forth in this Order shall be calculated in accordance with Bankruptcy Rule 9006(a).
     45. The requirement set forth in Rule 9013-1(b) of the Local Rules that any motion or other request for relief be accompanied by a memorandum of law is hereby deemed satisfied by the contents of the Motion or otherwise waived.
     46. To the extent that this Order is inconsistent with any prior order or pleading with respect to the Motion in these cases, the terms of this Order shall govern.
     47. The Court retains jurisdiction with respect to all matters arising from or related to the implementation of this Order.
New York, New York
Dated: July 26, 2007

/s/ Burton R. Lifland
United States Bankruptcy Judge

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SCHEDULE IV
Canadian ULCI Notes Sale Order

Action No. 0501-17864
IN THE COURT OF QUEEN’S BENCH OF ALBERTA
JUDICIAL DISTRICT OF CALGARY
IN THE MATTER OF THE COMPANIES’ CREDITORS
ARRANGEMENT ACT, R.S.C. 1985, c. C-36, AS AMENDED
AND IN THE MATTER OF
CALPINE CANADA ENERGY LIMITED, CALPINE CANADA POWER LTD.,
CALPINE CANADA ENERGY FINANCE ULC, CALPINE ENERGY SERVICES
CANADA LTD., CALPINE CANADA RESOURCES COMPANY,
CALPINE CANADA POWER SERVICES LTD., CALPINE CANADA ENERGY
FINANCE II ULC, CALPINE NATURAL GAS SERVICES LIMITED,
AND 3094479 NOVA SCOTIA COMPANY
APPLICANTS

BEFORE THE HONOURABLE	)	AT THE COURTHOUSE, IN THE CITY

MADAM JUSTICE B.E.C. ROMAINE	)	OF CALGARY, IN THE PROVINCE OF

	)	ALBERTA, ON TUESDAY, THE 24TH

	)	DAY OF JULY, 2007
ORDER
(Sale of Certain Notes Owned by CCRC)
     UPON THE APPLICATION of the Applicants and the CCAA Parties (as defined in the Initial Order for these proceedings) (collectively, the “CCAA Debtors”) for an order approving, authorizing and directing the Applicant, Calpine Canada Resources Company (“CCRC”), and the Applicant, Calpine Canada Energy Finance ULC (“ULC1”), to enter into and proceed, subject to certain conditions, with the transactions contemplated by a Purchase Agreement (the “Purchase Agreement”) to be entered into by CCRC and Lehman Brothers Inc. (“Lehman Brothers”) following the granting of this Order, concerning the sale by CCRC to Lehman Brothers of all of CCRC’s right, title and interest in and to US$359,770,000 aggregate principal amount (the “CCRC ULC1 Notes”) of 8 1/2% Senior Notes due 2008 issued by ULC1 (the “ULC1 Notes”, which include the CCRC ULC1 Notes) and the immediate resale of the CCRC ULC1 Notes by Lehman Brothers to eligible purchasers, and for an Order vesting in Lehman Brothers all of

CCRC’s right, title and interest in and to the CCRC ULC1 Notes free and clear of all claims, and related relief; AND UPON having read (i) the Affidavit of Toby Austin sworn June 25, 2007 (the “Austin Affidavit”), (ii) the 23rd Report of the Monitor, Ernst & Young Inc., dated June 28, 2007, (iii) the Affidavit of Peter Schellbach of Lehman Brothers sworn June 26, 2007 (the “Lehman Affidavit”), (iv) the sealed Supplemental Affidavit of Peter Schellbach of Lehman Brothers sworn June 26, 2007 (the “Supplemental Lehman Affidavit”), and (v) the additional materials filed in support of the application, all filed; AND UPON hearing the submissions of counsel for the Applicants, the Monitor, and such other counsel as were present; AND UPON this Court having previously ordered and declared that the CCRC ULC1 Notes are owned by CCRC, are outstanding and have not been cancelled or tendered for cancellation under the governing trust indenture, and that CCRC is authorized to retain experts to market and, subject to further order of this Court, sell the CCRC ULC1 Notes; AND UPON this application being heard jointly by the Honourable Madam Justice B.E.C. Romaine of this Court and the Honourable Judge Lifland of the U.S. Bankruptcy Court at a joint videoconferenced hearing conducted pursuant to the previously court-approved Court-to-Court Protocol; AND UPON this Court and the U.S. Bankruptcy Court having each entered an Order (the “Global Settlement Order”) at the joint hearing respectively approving a Global Settlement Agreement (as defined therein) between the CCAA Debtors, the U.S. Debtors and the Indenture Trustee for the ULC1 Notes; AND UPON the sale of the CCRC ULC1 Notes being a condition of the Global Settlement; AND UPON the U.S. Bankruptcy Court having authorized and ordered Calpine Corporation, the guarantor in respect of the ULC1 Notes (including the CCRC ULC1 Notes) (the “Guarantor”), to execute the guarantee for each of the 144A Global Security and the Regulation S Global Security (each as defined below) and to take all other actions necessary to give effect to the Transactions (as defined below); AND UPON all Bond Differentiation Claims (as defined in this Court’s Order dated September 11, 2006) in respect of the CCRC ULC1 Notes having been struck out, withdrawn with prejudice and forever barred; AND UPON being satisfied that circumstances exist that make this Order appropriate; IT IS HEREBY ORDERED THAT:

Service
1. Service of the Notice of Motion is hereby approved such that the application is properly returnable today and properly before this Court and the U.S. Bankruptcy Court by way of a joint hearing pursuant to the Court-to-Court Protocol, and, further, that any requirement for service of the Notice of Motion upon any party not served is hereby dispensed with.
Sales Process
2. ULC1 and CCRC have publicly disclosed all material information which they have concerning the CCRC ULC1 Notes and ULC1 has also publicly disclosed all material information it has concerning its financial condition, business, operations and prospects. Neither CCRC nor ULC1 has, nor has either of them made available to Lehman Brothers, any material, non-public information concerning the ULC1 Notes, the CCRC ULC1 Notes, ULC1, the Guarantor, or their respective financial condition, businesses, operations or prospects.
3. The process for the marketing, solicitation, submission and consideration of offers to purchase, and sale of the CCRC ULC1 Notes by CCRC, through Lehman Brothers, all as set forth in the Austin Affidavit, the Lehman Affidavit and the Supplemental Lehman Affidavit (the “Sale Process”), be and the same is hereby authorized and approved.
4. The Sale Authorization Threshold set out in the Supplemental Lehman Affidavit be and the same is hereby approved.
Purchase Agreement
5. The Purchase Agreement is hereby approved and CCRC is hereby authorized, empowered and directed to enter into the Purchase Agreement and to carry out the transactions contemplated by the Purchase Agreement (the “Transactions”), conditional only upon the Monitor filing with this Honourable Court, following the marketing of the CCRC ULC1 Notes pursuant to the Sale Process approved by this Order, a Monitor’s Certificate substantially in the form attached as Schedule “A” hereto confirming that (i) Lehman Brothers carried out the Sale Process for the CCRC ULC1 Notes pursuant to, and in accordance with, the Sale Process approved by this Order and (ii) the Resale Price (as defined in the Purchase Agreement) for the sale of the CCRC ULC1 Notes is acceptable to CCRC and the Monitor and equal to or in excess of the Sale Authorization Threshold. The form of the Monitor’s Certificate attached as Schedule “A” hereto be and the same is hereby approved.
6. The Purchase Agreement is fair and commercially reasonable and the terms and conditions thereof were arrived at in a commercially reasonable manner in good faith and at arm’s length.
Sale of the CCRC ULC1 Notes
7. Subject to the terms and conditions of the Purchase Agreement, CCRC, ULC1 and the Indenture Trustee (as defined below) be and they are hereby authorized, directed and ordered:
(a)	to execute and deliver such additional, related and ancillary documents and assurances governing or giving effect to the Transactions, and to take such other actions in connection with the Transactions as each of CCRC, ULC1 and the Indenture Trustee, respectively, may determine to be reasonably necessary or advisable to conclude the Transactions; and

(b)	in the case of CCRC, to take such steps as are, in the opinion of CCRC and with the approval of the Monitor, necessary or incidental to the performance of CCRC’s obligations pursuant to the Purchase Agreement.
8. CCRC, ULC1, the Indenture Trustee and the Monitor, as required, be and are each further authorized, empowered and directed to implement the Transactions in accordance with the terms and conditions of the Purchase Agreement, with any such alterations, amendments, deletions and additions as the parties thereto and the Monitor may agree to.
9. ULC1 is hereby authorized, directed and ordered to issue a new “144A Global Security,” as such term is defined in the Amended and Restated Indenture, dated as of October 16, 2001 (the “Indenture”), between ULC1, as issuer, and HSBC Bank USA, National Association, as successor Trustee (the “Indenture Trustee”), representing the ULC1 Notes, with the legends described in paragraph 11(a) below. Such 144A Global Security shall constitute one and the same Series of Securities (as defined in the Indenture) as the Global Security currently outstanding under the Indenture which represents the ULC1 Notes (the “Unrestricted Global

Security”) and the Regulation S Global Security (as defined below), and the aggregate principal amount of ULC1 Notes outstanding under the Indenture, which as of the date hereof is $1,926,718,000, shall in no event be increased.
10. Notwithstanding anything to the contrary in Section 2.2 of the Indenture, ULC1 is hereby authorized, directed and ordered to issue a new Regulation S Permanent Global Security in lieu of a Regulation S Temporary Global Security, as each such term is defined in the Indenture, representing the ULC1 Notes, with the legends described in paragraph 11(b) below (the “Regulation S Global Security”). Such Regulation S Global Security shall constitute one and the same Series of Securities as the Unrestricted Global Security and the 144A Global Security, and the aggregate principal amount of ULC1 Notes outstanding under the Indenture, which as of the date hereof is $1,926,718,000, shall in no event be increased.
11. In order to issue each of the 144A Global Security and the Regulation S Global Security and to effect the transfer of the CCRC ULC1 Notes to Lehman Brothers and subsequently to the eligible purchasers, CCRC and ULC1, as the case may be, are each hereby authorized, directed and ordered to deliver to the Indenture Trustee the following items, in form reasonably acceptable to the Indenture Trustee and in each case meeting the requirements of the Indenture:
(a)	the 144A Global Security, in the aggregate principal amount of US$359,770,000, registered in the name of Cede & Co., and executed by the officer of ULC1 named below (rather than the “Officers” described in the Indenture) with the executed guarantee of the Guarantor endorsed thereon as authorized and directed by the U.S. Bankruptcy Court (each such signature being an original), which 144A Global Security shall be in the form of the Unrestricted Global Security with the additional legend described in Section 2.15 of the Indenture and with the following additional legends and disclosure:
(A)	“THIS SECURITY IS SUBJECT TO ORDERS WITH RESPECT TO THIS SECURITY AND THE GUARANTEE IN RESPECT THEREOF, ENTERED BY THE U.S. BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK ON JULY ●, 2007 IN THE CASE IN RE CALPINE CORPORATION ET AL, CASE NO. 05-60200 (BRL), AND BY THE COURT OF QUEEN’S BENCH OF ALBERTA ON JULY ●, 2007 IN THE

CCAA CASE OF CALPINE CANADA ENERGY LIMITED, ET AL.”; and

(B)	“UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY TO A PERSON IN CANADA BEFORE [●], 2007 [insert the date that is four months and one day after trade from CCRC to the Initial Purchaser].”.
(b)	the Regulation S Global Security, in the aggregate principal amount of US$0.00, registered in the name of Cede & Co., and executed by the officer of ULC1 named below (rather than the “Officers” described in the Indenture) with the executed guarantee of the Guarantor endorsed thereon as authorized and directed by the U.S. Bankruptcy Court (each such signature being an original), which Regulation S Global Security shall be a “Regulation S Permanent Global Security” as defined in the Indenture and shall be in the form of the Unrestricted Global Security with the additional legend described in Section 2.15 of the Indenture and with the following additional legends and disclosure:
(A)	“THIS SECURITY IS SUBJECT TO ORDERS WITH RESPECT TO THIS SECURITY AND THE GUARANTEE IN RESPECT THEREOF, ENTERED BY THE U.S. BANKRUPTCY COURT FOR THE SOUTHERN DISTRICT OF NEW YORK ON JULY ●, 2007 IN THE CASE IN RE CALPINE CORPORATION ET AL, CASE NO. 05-60200 (BRL), AND BY THE COURT OF QUEEN’S BENCH OF ALBERTA ON JULY ●, 2007 IN THE CCAA CASE OF CALPINE CANADA ENERGY LIMITED, ET AL.”;

(B)	“PRIOR TO [●], 2007 [insert date that is 41 days from the later of the commencement of the offering of the Notes in reliance on Regulation S or the date of closing of the offering of the Notes], THE EXPIRATION OF THE 40-DAY DISTRIBUTION COMPLIANCE PERIOD SET FORTH IN RULE 903(b)(2)(ii) UNDER THE U.S. SECURITIES ACT APPLICABLE HERETO (THE “DISTRIBUTION COMPLIANCE PERIOD”), BENEFICIAL INTERESTS HEREIN MAY NOT BE HELD BY ANY PERSON OTHER THAN (1) A NON-US PERSON OR (2) A U.S. PERSON WHO PURCHASED SUCH INTEREST IN A TRANSACTION THAT DID NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED. DURING THE DISTRIBUTION COMPLIANCE PERIOD, BENEFICIAL INTERESTS HEREIN ARE NOT

EXCHANGEABLE FOR DEFINITIVE SECURITIES. TERMS IN THIS LEGEND ARE USED AS USED IN REGULATION S UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED.”; and

(C)	“UNLESS PERMITTED UNDER CANADIAN SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY TO A PERSON IN CANADA BEFORE [●], 2007 [insert the date that is four months and one day after trade from CCRC to the Initial Purchaser].”.
(c)	on Closing (as defined in the Purchase Agreement), a request by CCRC to transfer US$359,770,000 aggregate principal amount of its beneficial interest in the CCRC ULC1 Notes to Lehman Brothers (in the form of the restricted 144A Global Security), which shall immediately be transferred by Lehman Brothers to the accounts of the eligible purchasers;

(d)	on Closing, an authentication order of ULC1 directing the Indenture Trustee, upon receipt of instructions through the “ATOP” system of The Depository Trust Company (“DTC”), to reduce the aggregate principal amount of the Unrestricted Global Security by US$359,770,000, and to authenticate (i) US$359,770,000 aggregate principal amount of the ULC1 Notes represented by the 144A Global Security and (ii) US$0.00 aggregate principal amount of the ULC1 Notes represented by the Regulation S Global Security (which shall be executed by the officer of ULC1 named below rather than the “Officers” described in the Indenture);

(e)	an Officers’ Certificate (as defined in the Indenture) of ULC1 regarding the matters described above (which shall be executed by the officer of ULC1 named below rather than the “Officers” described in the Indenture); and

(f)	an Opinion of Counsel (as defined in the Indenture) of New York counsel to ULC1 regarding the matters described above.
CCRC and Lehman Brothers shall direct their respective brokers and participants in DTC to take all necessary steps to request and effect the transfer described in clause (c) above. In delivering any of the 144A Global Security, the Regulation S Global Security, authentication order or the

Officers’ Certificate described above, Toby Austin, as the sole officer and director of ULC1, is hereby authorized and directed to execute such documents on behalf of ULC1, notwithstanding that the terms of the Indenture require the execution of such documents by two “Officers” of ULC1. The Indenture Trustee’s fee of US$7,500 in connection with the transfer of the CCRC ULC1 Notes and the authentication of each of the 144A Global Security and the Regulation S Global Security shall be paid simultaneously with such transfer and authentication, together with the fees and expenses of counsel to the Indenture Trustee.
12. On Closing, the Indenture Trustee is hereby authorized, directed and ordered to (a) effect the transfer by CCRC of US$359,770,000 aggregate principal amount of its beneficial interest in the CCRC ULC1 Notes to Lehman Brothers; (b) authenticate US$359,770,000 aggregate principal amount of the ULC1 Notes represented by the 144A Global Security, upon reduction of the aggregate principal amount of the Unrestricted Global Security by US$359,770,000; and (c) authenticate US$0.00 aggregate principal amount of the ULC1 Notes represented by the Regulation S Global Security; provided, however, the Indenture Trustee shall not be required to take such actions unless and until the Indenture Trustee has received each of the items described in paragraph 11 above (in form reasonably acceptable to the Indenture Trustee and in each case meeting the requirements of the Indenture), and this Order has not been reversed, modified, amended or stayed.
Vesting Provisions
13. Upon the Purchase Price (as defined in the Purchase Agreement) being paid in accordance with the Purchase Agreement and all conditions to closing with respect to the sale of the CCRC ULC1 Notes thereunder having been satisfied or waived (including, without limitation, the condition that the Global Settlement Agreement has been approved and become effective, and the Order approving same has not been stayed, reversed or modified), the Monitor shall immediately file with this Honourable Court a Monitor’s Vesting Certificate substantially in the form attached as Schedule “B” hereto confirming, among other things, the sale (the “Monitor’s Vesting Certificate”), and provide a copy to Lehman Brothers. The form of the Monitor’s Vesting Certificate attached as Scheduled “B” hereto be and the same is hereby approved and, once filed, the Monitor’s Vesting Certificate shall be deemed to be effective nunc pro tunc to the time of the closing of the Transactions.

14. Upon the filing of the Monitor’s Vesting Certificate, all of CCRC’s right, title and interest in and to the CCRC ULC1 Notes shall vest and are hereby vested in and to Lehman Brothers, absolutely and forever, free and clear of and from any and all estate, right, title, interest, claims, hypothecs, mortgages, charges, liens (whether contractual, statutory or otherwise), security interests, assignments, actions, levies, taxes, writs of execution, trusts or deemed trusts (whether contractual, statutory or otherwise), options, agreements, disputes, debts, encumbrances or other rights, limitations or restrictions of any nature whatsoever, including, without limitation, any rights or interests of any creditors of the Applicants, whether or not they have attached or been perfected, registered or filed, whether secured or unsecured or otherwise, whether liquidated, unliquidated or contingent (collectively, the “Claims”), by or of all persons or entities of any kind whatsoever, including, without limitation, all individuals, firms, corporations, partnerships, joint ventures, trusts, unincorporated organizations, governmental and administrative bodies, agencies, authorities or tribunals and all other natural persons or corporations, whether acting in their capacity as principals or as agents, trustees, executors, administrators or other legal representatives (collectively, the “Claimants”), including for greater certainty and without limiting the generality of the foregoing: (i) the Claims held by or in favour of the entities or their solicitors served with the Notice of Motion relating to this Order; (ii) the beneficiary of any Claims or Charges created or provided for pursuant to any previous Order of this Court in these proceedings; (iii) the Bond Differentiation Claims (including those of the U.S. Debtors); and (iv) any Claims or Charges created pursuant to the Global Settlement Order.
15. Upon the filing of the Monitor’s Vesting Certificate, all Charges granted by the Order of this Honourable Court dated December 20, 2005, as amended (the “Initial CCAA Order”), the Allowed U.S. Administrative Charge granted by the Global Settlement Order, and any and all remaining Claims against CCRC or relating specifically to the CCRC ULC1 Notes, shall attach to the proceeds of sale received by CCRC under the Purchase Agreement (the “Sale Proceeds”).
16. The Sale Proceeds shall be received and held by CCRC pending further Order of this Court.

Claims Bar Provision
17. Upon the filing of the Monitor’s Vesting Certificate, all persons and entities are forever barred, estopped and permanently enjoined from commencing or continuing in any manner any action or other proceeding, whether in law or equity, in any judicial, administrative, arbitral or other proceeding, with respect to any claim or cause of action against any of CCRC, ULC1, the Guarantor, the Indenture Trustee or Lehman Brothers in relation to or arising from the transfer of the CCRC ULC1 Notes pursuant to the Purchase Agreement and this Order, and the transactions associated therewith, including without limitation, the authentication and delivery of the 144A Global Security and the Regulation S Global Security.
Sealing Provisions
18. The Clerk of the Court is directed to seal the Supplemental Lehman Affidavit until further Order of this Court on notice to all interested parties.
19. CCRC shall, in accordance with Rule 721.1 of the Alberta Rules of Court, provide verbal and written notification to the Clerk of the Court of the obligations imposed upon it pursuant to this Order when filing the Supplemental Lehman Affidavit.
20. The requirements of Civil Practice Note No. “12”, to the extent varied by this Order, are waived.
General
21. The Monitor shall deliver a copy of this Order by ordinary mail or facsimile to each party served with the Notice of Motion relating to this Order.
22. The Monitor is hereby authorized and directed to take such actions as it deems necessary or appropriate in the circumstances to assist CCRC and ULC1 to conclude the Transactions.
23. Notwithstanding:
(a)	the pendency of these proceedings;

(b)	a bankruptcy of CCRC and/or ULC1; and

(c)	the provisions of any federal or provincial statute,
none of the Purchase Agreement, the Transactions, nor the provisions of this Order (including in particular the vesting provisions of this Order) will be void or voidable at the instance of creditors or Claimants and do not constitute nor shall they be deemed to be settlements, fraudulent preferences, assignments, fraudulent conveyances or other reviewable transactions under the Bankruptcy and Insolvency Act or any other applicable federal or provincial legislation, and they do not constitute conduct meriting an oppression remedy and shall be binding on a trustee in bankruptcy of any of the estates of the Applicants.
24. THIS COURT REQUESTS the aid, recognition and assistance of any court, tribunal, administrative body or registrar in any jurisdiction in Canada and/or the United States in connection with the implementation and carrying out of the terms of this Order and in connection with the authority granted hereunder to proceed with and conclude the transactions contemplated by the Purchase Agreement.

The Honourable Madam Justice B.E.C. Romaine

J.C.Q.B.A.
ENTERED this 27 day of July, 2007.

V.A. Brandt (Court Seal) Clerk of the Court

SCHEDULE “A”
(MONITOR’S CERTIFICATE)

Action No. 0501-17864
IN THE COURT OF QUEEN’S BENCH OF ALBERTA
JUDICIAL DISTRICT OF CALGARY
IN THE MATTER OF THE COMPANIES’ CREDITORS
ARRANGEMENT ACT, R.S.C. 1985, c. C-36, AS AMENDED
AND IN THE MATTER OF
CALPINE CANADA ENERGY LIMITED, CALPINE CANADA POWER LTD.,
CALPINE CANADA ENERGY FINANCE ULC, CALPINE ENERGY SERVICES
CANADA LTD., CALPINE CANADA RESOURCES COMPANY,
CALPINE CANADA POWER SERVICES LTD., CALPINE CANADA ENERGY
FINANCE II ULC, CALPINE NATURAL GAS SERVICES LIMITED,
AND 3094479 NOVA SCOTIA COMPANY
APPLICANTS
MONITOR’S CERTIFICATE
WHEREAS, pursuant to the Order of the Honourable Madame Justice B.E.C. Romaine of the Court of Queen’s Bench of Alberta (the “Court”), made July ●, 2007 (the “Approval and Vesting Order”), Calpine Canada Resources Company (“CCRC”) was authorized to enter into that certain Purchase Agreement with Lehman Brothers Inc. (“Lehman Brothers”) (the “Purchase Agreement”) with respect to certain Senior Notes issued by Calpine Canada Energy Finance ULC and owned by CCRC, as outlined in the Purchase Agreement and on the terms and conditions set forth in the Approval and Vesting Order (the “CCRC ULC1 Notes”), subject to the filing of a Monitor’s Certificate confirming that (i) the Monitor has received an affidavit from Lehman Brothers confirming that Lehman Brothers carried out the sale process approved by the Court on July ●, 2007 in accordance with the Court’s approval thereof (the “Sale Process Affidavit”) and (ii) the Resale Price (as defined in the Purchase Agreement) for the sale of the CCRC ULC1 Notes was acceptable to CCRC and the Monitor in their sole discretion and equal to or in excess of the Sale Authorization Threshold (as defined in the Supplemental Affidavit of Peter Schellbach of Lehman Brothers Inc. sworn June 26, 2007).
THE UNDERSIGNED HEREBY CERTIFIES as follows:
1.	The Monitor has received the Sale Process Affidavit.

2.	The Resale Price for the sale of the CCRC ULC1 Notes is acceptable to CCRC and the Monitor and is equal to or in excess of the Sale Authorization Threshold.
MADE at Calgary, Alberta this                        day of                      , 2007

ü ý þ	Ernst & Young Inc., solely in its capacity as Monitor of Calpine Canada Resources Company
By:
Name:

Title:

I have the authority to bind the corporation

No. 0501-17864	A.D. 2005

IN THE COURT OF QUEEN’S BENCH OF ALBERTA
JUDICIAL DISTRICT OF CALGARY

IN THE MATTER OF THE COMPANIES’
CREDITORS ARRANGEMENT ACT, R.S.C. 1985, c.
C-36, AS AMENDED
AND IN THE MATTER OF CALPINE CANADA
ENERGY LIMITED, CALPINE CANADA POWER
LTD., CALPINE CANADA ENERGY FINANCE
ULC, CALPINE ENERGY SERVICES CANADA
LTD., CALPINE CANADA RESOURCES
COMPANY, CALPINE CANADA POWER
SERVICES LTD., CALPINE CANADA ENERGY
FINANCE II ULC, CALPINE NATURAL GAS
SERVICES LIMITED, AND 3094479 NOVA
SCOTIA COMPANY
Applicants

MONITOR’S CERTIFICATE

GOODMANS LLP
Barristers & Solicitors
Suite 2400
250 Yonge Street
Toronto, Canada M5B 2M6
Jay A. Carfagnini
Fred Myers
Joseph Pasquariello
Brendan O’Neill
Tel: 416-979-2211
Fax: 416-979-1234
McCARTHY TÉTRAULT LLP
3300 – 421 7 Ave. S.W.
Calgary, AB T2P 4K9
Larry Robinson Q.C.
Tel: 403-260-3500
Fax: 403-260-3501

SCHEDULE “B”
(MONITOR’S VESTING CERTIFICATE)

Action No. 0501-17864
IN THE COURT OF QUEEN’S BENCH OF ALBERTA
JUDICIAL DISTRICT OF CALGARY
IN THE MATTER OF THE COMPANIES’ CREDITORS
ARRANGEMENT ACT, R.S.C. 1985, c. C-36, AS AMENDED
AND IN THE MATTER OF
CALPINE CANADA ENERGY LIMITED, CALPINE CANADA POWER LTD.,
CALPINE CANADA ENERGY FINANCE ULC, CALPINE ENERGY SERVICES
CANADA LTD., CALPINE CANADA RESOURCES COMPANY,
CALPINE CANADA POWER SERVICES LTD., CALPINE CANADA ENERGY
FINANCE II ULC, CALPINE NATURAL GAS SERVICES LIMITED,
AND 3094479 NOVA SCOTIA COMPANY
APPLICANTS
MONITOR’S VESTING CERTIFICATE
WHEREAS, pursuant to the Order of the Honourable Madame Justice B.E.C. Romaine of the Court of Queen’s Bench of Alberta, made July ●, 2007 (the “Approval and Vesting Order”), Calpine Canada Resources Company (“CCRC”) was authorized to enter into that certain Purchase Agreement with Lehman Brothers Inc. (“Lehman Brothers”) (the “Purchase Agreement”) with respect to certain Senior Notes issued by Calpine Canada Energy Finance ULC and owned by CCRC, as outlined in the Purchase Agreement and on the terms and conditions set forth in the Approval and Vesting Order (the “CCRC ULC1 Notes”);
AND WHEREAS pursuant to the Approval and Vesting Order, this Honourable Court approved the Purchase Agreement and vested the CCRC ULC1 Notes in Lehman Brothers, effective upon the filing of a Monitor’s Vesting Certificate confirming: (i) the prior filing of the Monitor’s Certificate confirming that the Resale Price (as defined in the Purchase Agreement) for the sale of the CCRC ULC1 Notes is equal to or in excess of the Sale Authorization Threshold (as defined in the Supplemental Affidavit of Peter Schellbach of Lehman Brothers Inc. sworn June 26, 2007) (the “Monitor’s Certificate”), and that the Monitor’s Certificate remains accurate and correct, (ii) that Lehman Brothers has paid, and CCRC has received, the Purchase Price (as defined in the Purchase Agreement); and (iii) that all of the conditions to the Closing of the sale of the CCRC ULC1 Notes under the Purchase Agreement having been satisfied or waived.
THE UNDERSIGNED HEREBY CERTIFIES as follows:
1.	The Monitor has previously filed the Monitor’s Certificate, and the Monitor’s Certificate remains accurate and correct.
2.	Lehman Brothers has paid, and CCRC has received, the Purchase Price (as defined in the Purchase Agreement).

3.	All of the conditions to the Closing of the sale of the CCRC ULC1 Notes under the Purchase Agreement have been satisfied or waived.
MADE at Calgary, Alberta this _____ day of ________, 2007

ü ý þ	Ernst & Young Inc., solely in its capacity as Monitor of Calpine Canada Resources Company
By:
Name:

Title:

I have the authority to bind the corporation

No. 0501-17864	A.D. 2005

IN THE COURT OF QUEEN’S BENCH OF ALBERTA
JUDICIAL DISTRICT OF CALGARY

IN THE MATTER OF THE COMPANIES’
CREDITORS ARRANGEMENT ACT, R.S.C.
1985, c. C-36, AS AMENDED
AND IN THE MATTER OF CALPINE CANADA
ENERGY LIMITED, CALPINE CANADA POWER
LTD., CALPINE CANADA ENERGY FINANCE
ULC, CALPINE ENERGY SERVICES CANADA
LTD., CALPINE CANADA RESOURCES
COMPANY, CALPINE CANADA POWER
SERVICES LTD., CALPINE CANADA ENERGY
FINANCE II ULC, CALPINE NATURAL GAS
SERVICES LIMITED, AND 3094479 NOVA SCOTIA
COMPANY
Applicants

MONITOR’S VESTING CERTIFICATE

GOODMANS LLP
Barristers & Solicitors
Suite 2400
250 Yonge Street
Toronto, Canada M5B 2M6
Jay A. Carfagnini
Fred Myers
Joseph Pasquariello
Brendan O’Neill
Tel: 416-979-2211
Fax: 416-979-1234
McCARTHY TÉTRAULT LLP
3300 – 421 7 Ave. S.W.
Calgary, AB T2P 4K9

Larry Robinson Q.C.
Tel: 403-260-3500
Fax: 403-260-3501

No. 0501-17864	A.D. 2005

IN THE COURT OF QUEEN’S BENCH OF ALBERTA
JUDICIAL DISTRICT OF CALGARY

IN THE MATTER OF THE COMPANIES’
CREDITORS ARRANGEMENT ACT, R.S.C.
1985, c. C-36, AS AMENDED
AND IN THE MATTER OF CALPINE CANADA
ENERGY LIMITED, CALPINE CANADA POWER
LTD., CALPINE CANADA ENERGY FINANCE
ULC, CALPINE ENERGY SERVICES CANADA
LTD., CALPINE CANADA RESOURCES
COMPANY, CALPINE CANADA POWER
SERVICES LTD., CALPINE CANADA ENERGY
FINANCE II ULC, CALPINE NATURAL GAS
SERVICES LIMITED, AND 3094479 NOVA SCOTIA
COMPANY
Applicants

ORDER

GOODMANS LLP
Barristers & Solicitors
Suite 2400
250 Yonge Street
Toronto, Canada M5B 2M6
Jay A. Carfagnini
Fred Myers
Joseph Pasquariello
Brendan O’Neill
Tel: 416-979-2211
Fax: 416-979-1234
McCARTHY TÉTRAULT LLP
3300 – 421 7 Ave. S.W.
Calgary, AB T2P 4K9

Larry Robinson Q.C.
Tel: 403-260-3500
Fax: 403-260-3501

EXHIBITS

(i)

EXHIBIT A
Claims by Canadian Debtors Against U.S. Debtors Subject to Section 2.2

	Claim			Claim Amount
Date Filed	No.	Creditor Name	Address	($US)	Debtor	Basis for Claim	Type
I. Intercompany Claims

1. 7/27/2006	4489	Calpine Canada Natural Gas Partnership	c/o Goodmans LLP 250 Yonge Street, Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	$591,005.28	CPN Energy Services G.P., Inc. 05-60209	Money loaned	Unsecured

2. 7/27/2006	4445	Calpine Energy Services Canada Partnership	c/o Goodmans LLP 250 Yonge Street, Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	$495,405.98	Calpine Corporation 05-60200	Money loaned	Unsecured

3. 8/1/2006	5413	Calpine Canada Power Ltd.	c/o Goodmans LLP 250 Yonge Street, Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	$11,622,456.59	Calpine Corporation 05-60200	Money loaned; contributions to employee benefit plan [amends by claim #4486]	Unknown

4. 7/27/2006	4446	Calpine Energy Services Canada Partnership	c/o Goodmans LLP 250 Yonge Street, Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	$70,873,420.62	CPN Energy Services G.P., Inc. 05-60209	Goods sold	Unsecured

5. 7/27/2006	4421	Calpine Canada Energy Ltd.	c/o Goodmans LLP 250 Yonge Street, Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	$2,571,674.66	Quintana Canada Holdings, LLC 05-60400	Subsidiary’s deficiency	Unsecured

6. 7/27/2006	4420	Calpine Canada Energy Finance ULC	c/o Goodmans LLP 250 Yonge Street, Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	$2,174,058.41	Calpine ULC1 Holdings, LLC	Subsidiary’s deficiency	Unsecured

7. 7/27/2006	4419	Calpine Canada Energy Finance ULC	c/o Goodmans LLP 250 Yonge Street, Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	$2,174,058.41	Quintana Canada Holdings, LLC	Subsidiary’s deficiency	Unsecured

Total Amount of Intercompany Claims:				$90,502,079.95

A-2

Claims by Canadian Debtors Against U.S. Debtors Subject to Section 2.2

Date Filed	Claim No.	Creditor Name	Address	Claim Amount	Debtor	Basis for Claim	Type
II. Oppression Marker Claims

6. 7/27/2006	MASTER CLAIM #4418 (also #14344 - 17879 and #18424 - 18435)	Calpine Canada Energy Ltd	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Investigation of intercompany and third party transactions between CCEL and CORPX	Unknown

7. 4/30/2007	6283	Calpine Canada Energy Ltd. and each of its affiliates	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation and each of the other Debtor entities	Investigation of intercompany and third party transactions between CCEL and CORPX	Unknown

III. Hybrid Note Structure Claims

8. 7/27/2006	3730	Calpine Canada Energy Ltd. (“CCEL”)	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	$2,562,948,302.00	Quintana Canada Holdings, LLC 05-60400	Subscription agreements	Unsecured

9. 7/27/2006	4513	Calpine Canada Energy Finance ULC	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	$2,562,948,302.00	Quintana Canada Holdings, LLC 05-60400	Subscription agreements	Unsecured

A-3

Claims by Canadian Debtors Against U.S. Debtors Subject to Section 2.2

Date Filed	Claim No.	Creditor Name	Address	Claim Amount	Debtor	Basis for Claim	Type
10. 7/27/2006	4512	Calpine Canada Energy Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	$2,562,948,302.00	Calpine Corporation 05-60200	Guarantee (subscription agreements)	Unsecured

11. 7/27/2006	4515	Calpine Canada Energy Finance ULC	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	$2,562,948,302.00	Calpine Corporation 05-60200	Guarantee (subscription agreements)	Unsecured

12. 7/27/2006	4511	Calpine Canada Energy Finance ULC	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Guarantee (share purchase agreements)	Unsecured

13. 7/27/2006	4514	Calpine Canada Energy Finance ULC	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Share purchase agreements	Unsecured

14. N/A	N/A	Calpine Canada Energy Finance ULC		Unknown	Quintana Canada Holdings, LLC	All Claims arising pursuant to the ISDA Master Agreement dated April 25, 2001	Unsecured

EXHIBIT B
Claims by U.S. Debtors against Canadian Debtors Subject to Section 2.2

Claim
	No.	Creditor	Debtor	Amount	Matter

1.		U.S. Calpine Group entities (Master Proof of Claim)	CCAA Debtors	USD$TBD	The U.S. Calpine Group entities claim against the CCAA Debtors for any and all obligations that the CCAA Debtors owe, may have owed or may owe to the U.S. Calpine Group entities as a result of any action, omission, cause, matter, debt, accounts, bonds, guarantees, covenants, contracts, claims, demands or other matter whatsoever including, without limitation, avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code.

2.	2-005	U.S. Calpine Group entities (Master Proof of Claim)	CCEL	USD$TBD	The U.S. Calpine Group entities claim against Calpine Canada Energy Limited for any and all obligations that Calpine Canada Energy Limited owes, may have owed or may owe to the U.S. Calpine Group entities as a result of any action, omission, cause, matter, debt, accounts, bonds, guarantees, covenants, contracts, claims, demands or other matter whatsoever including, without limitation, avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code.

This Claim is made for all cash and non cash transfers pursuant to all applicable bankruptcy and insolvency legislation in the U.S. and Canada, for transfers from any of the U.S. Calpine Group to Calpine Canada Energy Limited in the relevant period prior to the filing.

3.	12-030	U.S. Calpine Group entities (Master Proof of Claim)	CCNG	TBD	The U.S. Calpine Group entities claim against Calpine Canada Natural Gas Partnership for any and all obligations that Calpine Canada Natural Gas Partnership owes, may have owed or may owe to the U.S. Calpine Group entities as a result of any action, omission, cause, matter, debt, accounts, bonds, guarantees, covenants, contracts, claims, demands or other matter whatsoever including, without limitation, avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code.

Claim
	No.	Creditor	Debtor	Amount	Matter
4.	3-015	U.S. Calpine Group entities (Master Proof of Claim)	CCPL	TBD	The U.S. Calpine Group entities claim against Calpine Canada Power Ltd. for any and all obligations that Calpine Canada Power Ltd. owes, may have owed or may owe to the U.S. Calpine Group entities as a result of any action, omission, cause, matter, debt, accounts, bonds, guarantees, covenants, contracts, claims, demands or other matter whatsoever including, without limitation, avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code.

5.	5-030	U.S. Calpine Group entities (Master Proof of Claim)	CCRC	(1) TBD (2) TBD (3) TBD (4) USD$2,199,917.20
(1)  The U.S. Calpine Group entities claim against Calpine Canada Resources Company for any and all obligations that Calpine Canada Resources Company owes, may have owed or may owe to the U.S. Calpine Group entities as a result of any action, omission, cause, matter, debt, accounts, bonds, guarantees, covenants, contracts, claims, demands or other matter whatsoever including, without limitation, avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code.

(2)  The U.S. Calpine Group entities also claim in respect of claims for avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code in respect of the proceeds of the sale of Saltend. Pursuant to agreement with the Canadian Applicants, these claims may also relate to transfers, including claims for avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code, involving entities in the Saltend chain but are asserted against CCRC.

(3)  This Claim is made for all cash and non cash transfers pursuant to all applicable bankruptcy and insolvency legislation in the U.S. and Canada, for transfers from any of the U.S. Debtors to CCRC in the relevant period prior to the filing.

(4) Calpine Corporation claims amounts pursuant to letter of credit 0117/04. Contingent exposure relating to CCRC on the remaining credit is $2,199,917.20.

Claim
	No.	Creditor	Debtor	Amount	Matter
6.	4-003	U.S. Debtors	CCPS	TBD	The U.S. Calpine Group entities claim against Calpine Canada Power Services Ltd. for any and all obligations that Calpine Canada Power Services Ltd. owes, may have owed or may owe to the U.S. Calpine Group entities as a result of any action, omission, cause, matter, debt, accounts, bonds, guarantees, covenants, contracts, claims, demands or other matter whatsoever including, without limitation, avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code.

7.	7-006	Calpine Corporation	CESCL	(1) USD$371 (2) $2,199,917.20	(1) This Claim relates to the practice of allocating costs of corporate overhead on an intercompany basis.

(2) Calpine Corporation claims amounts pursuant to letter of credit 0117/04. Contingent exposure relating to CESCL on the remaining credit is $2,199,917.20.

8.	7-007	U.S. Calpine Group entities (Master Proof of Claim)	CESCL	TBD	The U.S. Calpine Group entities claim against Calpine Energy Services Canada Ltd. for any and all obligations that Calpine Energy Services Canada Ltd. owes, may have owed or may owe to the U.S. Calpine Group entities as a result of any action, omission, cause, matter, debt, accounts, bonds, guarantees, covenants, contracts, claims, demands or other matter whatsoever including, without limitation, avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code.

9.	8-007	Calpine Corporation	CESCP	USD$22,911,000	Calpine Corporation claims amounts pursuant to letters of credit issued to third parties. Currently outstanding drawdowns total $18,361,082.80 and contingent exposure on remaining credit totals $4,549,917.20.

10.	8-008	Calpine Energy Management L.P.	CESCP	USD$16,745,830	This Claim represents intercompany accounts receivable owing relating to gas purchases and sales between Calpine Energy Management L.P. and CESCP as of the date of filing.

Claim
	No.	Creditor	Debtor	Amount	Matter
11.	8-009 (not including Restruct-uring Claims)	Calpine Energy Services L.P.	CESCP	USD $2,934,650	This is a claim for services provided by Calpine Energy Services L.P. to CESCP which have not been billed.

12.	8-010	U.S. Calpine Group entities (Master Proof of Claim)	CESCP	TBD	The U.S. Calpine Group entities claim against Calpine Energy Services Canada Partnership for any and all obligations that Calpine Energy Services Canada Partnership owes, may have owed or may owe to the U.S. Calpine Group entities as a result of any action, omission, cause, matter, debt, accounts, bonds, guarantees, covenants, contracts, claims, demands or other matter whatsoever including, without limitation, avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code.

13.	11-003	U.S. Calpine Group entities (Master Proof of Claim)	CNGSL	TBD	The U.S. Calpine Group entities claim against Calpine Natural Gas Services Ltd. for any and all obligations that Calpine Natural Gas Services Ltd. owes, may have owed or may owe to the U.S. Calpine Group entities as a result of any action, omission, cause, matter, debt, accounts, bonds, guarantees, covenants, contracts, claims, demands or other matter whatsoever including, without limitation, avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code.

14.	1-007	U.S. Calpine Group entities (Master Proof of Claim)	ULC1	TBD	The U.S. Calpine Group entities claim against Calpine Canada Energy Finance ULC for any and all obligations that Calpine Canada Energy Finance ULC owes, may have owed or may owe to the U.S. Calpine Group entities as a result of any action, omission, cause, matter, debt, accounts, bonds, guarantees, covenants, contracts, claims, demands or other matter whatsoever including, without limitation, avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code.

Claim
	No.	Creditor	Debtor	Amount	Matter
15.	6-002	Calpine Corporation	ULC2	£315,375,000 €226,296,875	ULC2 issued £200,000,000 of 8.875% Senior Notes due October 15, 2011 and €175,000,000 of 8.375% Senior Notes due October 15, 2008 (the “ULC2 Senior Notes”) pursuant to an Indenture dated October 18, 2001 between ULC and Wilmington Trust supplemented by the First Supplemental Indenture dated October 18, 2001. The ULC2 Senior Notes have been guaranteed by Calpine Corporation pursuant to a Guarantee Agreement dated October 18, 2001 as amended by the First Amendment dated October 18, 2001.

The Applicants and the Monitor are in possession of copies of the Indenture and the Guarantee. If additional copies are required, please advise.

Calpine Corporation claims as against ULC2 for any claims made against Calpine Corporation on the guarantee.

Calpine Corporation specifically reserves its right to dispute, deny or other otherwise challenge the guarantees on any basis, including without limitation, avoidance of preferential and fraudulent transfers.

The amount of the claim is the face of amount of the notes £200,000,000 at 8.875% to October 15, 2011 being £115,375,000 (approximate present value of interest £83,418,174) and €175,000,000 at 8.375% to October 15, 2008 being €51,296,875 (approximate present value of interest €42,418,639) plus interest on any outstanding amounts to the date of distribution plus any costs payable or other amounts due or other liabilities under the Indenture.

16.	6-003	U.S. Calpine Group entities (Master Proof of Claim)	ULC2	TBD	The U.S. Calpine Group entities claim against Calpine Canada Energy Finance II ULC for any and all obligations that Calpine Canada Energy Finance II ULC owes, may have owed or may owe to the U.S. Calpine Group entities as a result of any action, omission, cause, matter, debt, accounts, bonds, guarantees, covenants, contracts, claims, demands or other matter whatsoever including, without limitation, avoidance of preferential and fraudulent transfers, and for any other avoidance action under the U.S. Bankruptcy Code.

Claim
No.	Creditor	Debtor	Amount	Matter
17.	(Letter of April 30, 2007)	U.S. Calpine Group Entities	CCAA Debtors	MISC.	Particularization of Marker Claims

1.   King City Cogen LLC claims against CCPL, based on rights of subrogation, reimbursement or other equitable rights related to a guarantee provided by King City Cogen LLC under a Guaranty and Security Agreement dated May 19, 2004.

2.   Calpine Corporation claims against CESCA based on rights of subrogation, reimbursement or other equitable rights related to a guarantee dated August 29, 2002 provided by Calpine Corporation under a Tolling Agreement dated August 29, 2002. Calpine Corporation claims against CESCA for any and all liability of Calpine Corporation in respect of claim number 5390 filed in the U.S. Proceedings by Calpine Power L.P. with respect to the August 29, 2002 guarantee.

3.   Calpine Corporation claims against ULC1, based on rights of subrogation, reimbursement or other equitable rights related to a guarantee of share purchase agreements dated April 25, August 14 and August 23, 2001 and amendments dated March 8, 2002.

4.   Calpine Corporation claims against CCEL, based on rights of subrogation, reimbursement or other equitable rights related to a guarantee of subscription agreements dated April 25, August 14 and August 23, 2001 and amendments dated March 8, 2002.

5.   Calpine Corporation claims against CCPL based on rights of subrogation, reimbursement or other equitable rights related to a guarantee dated August 29, 2002 in respect of an Electricity Purchase Agreement dated September 29, 1998 and an Island Contribution Agreement dated August 29, 2002 (the “Heat Rate Guarantee”). Calpine Corporation claims against CCPL for any and all liability of Calpine Corporation in respect of claim number 5390 filed in the U.S. Proceedings by Calpine Power L.P. with respect to the August 29, 2002 guarantee.

Claim
No.	Creditor	Debtor	Amount	Matter

6.   Calpine Corporation claims against CCPL based on rights of subrogation, reimbursement or other equitable rights related to a guarantee dated August 29, 2002 in respect of an Electricity Purchase Agreement dated September 29, 1998, an Amended and Restated EPA Fee Agreement dated April 10, 2002 and an Island Contribution Agreement dated August 29, 2002 (the “EPA Fee Guarantee”). Calpine Corporation claims against CCPL for any and all liability of Calpine Corporation in respect of claim number 5389 filed in the U.S. Proceedings by Calpine Power L.P. with respect to the August 29, 2002 guarantee.

7.   Calpine Corporation claims against CESCA based on rights of subrogation, reimbursement or other equitable rights related to a guarantee dated June 1, 2002 in respect of a Transportation Agreement dated March 4, 1999. Calpine Corporation claims against CESCA for any and all liability of Calpine Corporation in respect of claim number 6215 filed in the U.S. Proceedings by Alliance Pipeline L.P. with respect to the June 1, 2002 guarantee.

8.   Calpine Corporation claims against CESCA based on rights of subrogation, reimbursement or other equitable rights related to a guarantee dated June 1, 2002 in respect of a Transportation Agreement dated March 4, 1999. Calpine Corporation claims against CESCA for any and all liability of Calpine Corporation in respect of claim number 2507 filed in the U.S. Proceedings by Alliance Pipeline Limited Partnership with respect to the June 1, 2002 guarantee.

9.   Calpine Corporation claims against CCRC, CESCP and CESCL based on rights of subrogation, reimbursement or other equitable rights related to a guarantee dated October 23, 2001 in respect of TransCanada PipeLine Ltd and NOVA Gas Transmission Ltd.

Claim
	No.	Creditor	Debtor	Amount	Matter
Agreements. Calpine Corporation claims against CCRC, CESCP and CESCL in respect of claim numbers 5192, 5325, 5553, 5605, and 5641 filed in the U.S. Proceedings.

US Claims with respect to CANAL Entity

10. Calpine Corporation claims against CCNG, CCPL and/or CCRC arising from unpaid amounts relating to allocation of overhead expenses by the U.S. Debtors to the CANAL and CANAL2 business units.

Saltend

11.   The U.S. Calpine Group entities claim against CCRC in respect of preference claims over the proceeds    of the sale of Saltend. Pursuant to agreement with the Canadian Applicants, these claims may also relate to transfers involving entities in the Saltend chain but are asserted against CCRC

Avoidance Actions

12.   The U.S. Debtors may bring avoidance actions on behalf of certain payor U.S. Debtor entities against certain corresponding payee Canadian Debtor entities, as shown on Exhibit A, attached hereto and incorporated herein, seeking the return of preferential payments made within 90 days of the filing of the U.S. Debtor’s bankruptcy petition.

18.	(Letter of April 30, 2007)	U.S. Calpine Group Entities	CCAA Debtors	TBD	Particularization of BDCs – Four claims particularized by attachment to letter dated April 30, 2007.

19.	N/A	Quintana Canada Holdings, LLC	Calpine Canada Energy Finance ULC	TBD	All Claims arising pursuant to the ISDA Master Agreement dated April 25, 2001.

20.	N/A	Calpine Corporation	ULC1	USD$ TBD	Calpine Corporation claims against ULC1 any amounts remaining unpaid from the guarantee fee of 150 basis points of the face value of the original issued face value of the ULC1 Bonds owed by ULC1 to Calpine Corporation as a fee for guaranteeing the ULC1 bonds.

EXHIBIT C
[There is no Exhibit C to this Settlement Agreement]

EXHIBIT D
Intercompany Claims (in US Dollars)

	US
CCAA	Bankruptcy			Due From (To)
Claim No.	Claim No.	US Entity	Canadian Entity	CCAA Debtors
3-008		C*Power Inc.	Calpine Canada Power Ltd.	6,430

3-009		Calpine Central L.P.	Calpine Canada Power Ltd.	48,178

	4444	Calpine Construction Mgmt Co, Inc.	Calpine Energy Services Canada Ltd.	(767,443)

1-006	4443	Calpine Corporation	Calpine Canada Energy Finance ULC	181,150,425 *

2-004		Calpine Corporation	Calpine Canada Energy Ltd.	121,343

12-028	4488	Calpine Corporation	Calpine Canada Natural Gas Partnership	1,501,965

3-014	4486	Calpine Corporation	Calpine Canada Power Ltd.	(9,555,629)

12-029	4490	Calpine Energy Services L.P.	Calpine Canada Natural Gas Partnership	1,656,545

	4491	Calpine International Holdings, Inc.	Calpine Canada Natural Gas Partnership	(1,250)

	4487	Calpine International Holdings, Inc.	Calpine Canada Power Ltd.	(1,066,149)

7-008		Calpine International LLC	Calpine Energy Services Canada Ltd.	43

	4492	Calpine International, LLC	Calpine Canada Energy Ltd.	(115,498)

	4485	Calpine International, LLC	Calpine Canada Power Ltd.	(392,954)

D-2

	US
CCAA	Bankruptcy			Due From (To)
Claim No.	Claim No.	US Entity	Canadian Entity	CCAA Debtors
	4440	Calpine Power Services, Inc.	Calpine Canada Energy Ltd.	(1,606)

	4447	Calpine Energy Services, LP	Calpine Energy Services Canada Partnership	(70,873,421)

1-011*	4442	Quintana Canada Holdings LLC	Calpine Canada Energy Finance ULC	(337,947,146)

	4441	Quintana Canada Holdings, LLC	Calpine Canada Energy Finance II ULC	(11,626)

	4493	Quintana Canada Holdings, LLC	Calpine Canada Energy Ltd.	(494,746,367)*

	4448	Quintana Canada Holdings, LLC	Calpine Canada Resources Company	(155,569,695)

	4447	Calpine Energy Services, LP	Calpine Energy Services Canada Partnership	(23,584,600)**

*	Claims subject to the ULC1 Settlement.

**	Represents an estimated contribution claim based on certain non-resident withholding tax liability, contingent on (i) it becoming an allowed claim in the CCAA Proceedings, (ii) it not being satisfied by distributions in the U.S. Proceedings, and (iii) there being insufficient funds to satisfy it from CESCA. Amount is converted at current rate of exchange (US$1 = C$1.1024).

EXHIBIT E
Claims Which Are Not Released or Withdrawn

Claim
	Date Filed	Claim No.	Creditor Name	Address	Amount	Debtor	Basis for Claim	Type
I. Directors’ and Officers’ Indemnity Claims

1.	7/27/2006	4412	Calpine Canada Energy	c/o Goodmans LLP	Unknown	Calpine	Directors’ and	Unsecured
			Ltd.	250 Yonge Street		Corporation 05-60200	Officers’ Indemnity
Suite 2400
Toronto, Ontario
M5B 2M6
Attn: Jay Carfagnini

2.	7/27/2006	4411	Toby Austin, in his	c/o Goodmans LLP	Unknown	Calpine	Directors’ and	Unsecured
			capacity as director and	250 Yonge Street		Corporation 05-60200	Officers’ Indemnity
			officer of Calpine Canada	Suite 2400
			Energy Ltd.	Toronto, Ontario
M5B 2M6
Attn: Jay Carfagnini

3.	7/27/2006	4415	Calpine Canada Power	c/o Goodmans LLP	Unknown	Calpine	Directors’ and	Unsecured
			Ltd.	250 Yonge Street		Corporation 05-60200	Officers’ Indemnity
Suite 2400
Toronto, Ontario
M5B 2M6
Attn: Jay Carfagnini

4.	7/27/2006	4414	Toby Austin, in his	c/o Goodmans LLP	Unknown	Calpine	Directors’ and	Unsecured
			capacity as director and	250 Yonge Street		Corporation 05-60200	Officers’ Indemnity
			officer of Calpine Canada	Suite 2400
			Power Ltd.	Toronto, Ontario
M5B 2M6
Attn: Jay Carfagnini

Claims Which Are Not Released or Withdrawn

					Claim
	Date Filed	Claim No.	Creditor Name	Address	Amount	Debtor	Basis for Claim	Type
I. Directors’ and Officers’ Indemnity Claims

5.	7/27/2006	4417	Calpine Canada Energy	c/o Goodmans LLP	Unknown	Calpine	Directors’ and	Unsecured
			Finance ULC	250 Yonge Street		Corporation 05-60200	Officers’ Indemnity
				Suite 2400
				Toronto, Ontario
				M5B 2M6
				Attn: Jay Carfagnini

6.	7/27/2006	4416	Toby Austin, in his	c/o Goodmans LLP	Unknown	Calpine	Directors’ and	Unsecured
			capacity as director and	250 Yonge Street		Corporation 05-60200	Officers’ Indemnity
			officer of Calpine Canada	Suite 2400
			Energy Finance ULC	Toronto, Ontario
				M5B 2M6
				Attn: Jay Carfagnini

7.	7/27/2006	4469	Calpine Energy Service	c/o Goodmans LLP	Unknown	Calpine	Directors’ and	Unsecured
			Canada Ltd.	250 Yonge Street		Corporation 05-60200	Officers’ Indemnity
				Suite 2400
				Toronto, Ontario
				M5B 2M6
				Attn: Jay Carfagnini

8.	7/27/2006	4413	Toby Austin, in his	c/o Goodmans LLP	Unknown	Calpine	Directors’ and	Unsecured
			capacity as director and	250 Yonge Street		Corporation 05-60200	Officers’ Indemnity
			officer of Calpine Energy	Suite 2400
			Service Canada Ltd.	Toronto, Ontario
				M5B 2M6
				Attn: Jay Carfagnini

9.	7/27/2006	4467	Calpine Canada Resources	c/o Goodmans LLP	Unknown	Calpine	Directors’ and	Unsecured
			Company	250 Yonge Street		Corporation 05-60200	Officers’ Indemnity
				Suite 2400
				Toronto, Ontario
				M5B 2M6
				Attn: Jay Carfagnini

Claims Which Are Not Released or Withdrawn

Claim
	Date Filed	Claim No.	Creditor Name	Address	Amount	Debtor	Basis for Claim	Type
I. Directors’ and Officers’ Indemnity Claims

10.	7/27/2006	4468	Toby Austin, in his	c/o Goodmans LLP	Unknown	Calpine	Directors’ and	Unsecured
			capacity as director and	250 Yonge Street		Corporation 05-60200	Officers’ Indemnity
			officer of Calpine Canada	Suite 2400
			Resources Company.	Toronto, Ontario
M5B 2M6
Attn: Jay Carfagnini

11.	7/27/2006	4465	Calpine Canada Power	c/o Goodmans LLP	Unknown	Calpine	Directors’ and	Unsecured
			Services Ltd.	250 Yonge Street		Corporation 05-60200	Officers’ Indemnity
Suite 2400
Toronto, Ontario
M5B 2M6
Attn: Jay Carfagnini

12.	7/27/2006	4466	Toby Austin, in his	c/o Goodmans LLP	Unknown	Calpine	Directors’ and	Unsecured
			capacity as director and	250 Yonge Street		Corporation 05-60200	Officers’ Indemnity
			officer of Calpine Canada	Suite 2400
			Power Services Ltd.	Toronto, Ontario
M5B 2M6
Attn: Jay Carfagnini

13.	7/27/2006	4463	Calpine Canada Energy	c/o Goodmans LLP	Unknown	Calpine	Directors’ and	Unsecured
			Finance II ULC	250 Yonge Street		Corporation 05-60200	Officers’ Indemnity
Suite 2400
Toronto, Ontario
M5B 2M6
Attn: Jay Carfagnini

Claims Which Are Not Released or Withdrawn

					Claim
	Date Filed	Claim No.	Creditor Name	Address	Amount	Debtor	Basis for Claim	Type
I. Directors’ and Officers’ Indemnity Claims

14.	7/27/2006	4464	Toby Austin, in his capacity as director and officer of Calpine Canada Energy Finance II ULC	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

15.	7/27/2006	4510	Calpine Natural Gas Service Limited	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

16.	7/27/2006	4462	Toby Austin, in his capacity as director and officer of Calpine Natural Gas Service Limited	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

17.	7/27/2006	4508	3094479 Nova Scotia Company	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

Claims Which Are Not Released or Withdrawn

					Claim
	Date Filed	Claim No.	Creditor Name	Address	Amount	Debtor	Basis for Claim	Type
I. Directors’ and Officers’ Indemnity Claims

18.	7/27/2006	4509	Toby Austin, in his capacity as director and officer of 3094479 Nova Scotia Company	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

19.	7/27/2006	4506	Calpine Island Cogeneration Project Inc.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

20.	7/27/2006	4507	Toby Austin, in his capacity as director and officer of Calpine Island Cogeneration Project Inc.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

21.	7/27/2006	4504	Calpine Canada Whitby Holdings Company	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

22.	7/27/2006	4505	Toby Austin, in his capacity as director and officer of Calpine Canada Whitby Holdings Company	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

Claims Which Are Not Released or Withdrawn

					Claim
	Date Filed	Claim No.	Creditor Name	Address	Amount	Debtor	Basis for Claim	Type
I. Directors’ and Officers’ Indemnity Claims

23.	7/27/2006	4502	Calpine Greenfield Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

24.	7/27/2006	4503	Toby Austin, in his capacity as director and officer of Calpine Greenfield Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Calpine Corporation 05-60200	Directors’ and Officers’ Indemnity	Unsecured

25.	7/27/2006	4500	Calpine Canada Energy Ltd	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini		Quintana Canada Holdings, LLC 05-60400

26.	7/27/2006	4501	Toby Austin, in his capacity as director and officer of Calpine Canada Energy Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400

Claims Which Are Not Released or Withdrawn

					Claim
	Date Filed	Claim No.	Creditor Name	Address	Amount	Debtor	Basis for Claim	Type
I. Directors’ and Officers’ Indemnity Claims

27.	7/27/2006	4498	Calpine Canada Power Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400		Unsecured

28.	7/27/2006	4499	Toby Austin, in his capacity as director and officer of Calpine Canada Power Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400

29.	7/27/2006	4496	Calpine Canada Energy Finance ULC	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400

30.	7/27/2006	4497	Toby Austin, in his capacity as director and officer of Calpine Canada Energy Finance ULC	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400

Claims Which Are Not Released or Withdrawn

					Claim
	Date Filed	Claim No.	Creditor Name	Address	Amount	Debtor	Basis for Claim	Type
I. Directors’ and Officers’ Indemnity Claims

31.	7/27/2006	4438	Calpine Energy Services Canada Ltd	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400

32.	7/27/2006	4439	Toby Austin, in his capacity as director and officer of Calpine Energy Services Canada Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

33.	7/27/2006	4436	Calpine Canada Resources Company	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

34.	7/27/2006	4437	Toby Austin, in his capacity as director and officer of Calpine Canada Resources Company	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

35.	7/27/2006	4434	Calpine Canada Power Services Ltd.	c/o Goodmans LLP 250 Yonge Street Suite 2400 Toronto, Ontario M5B 2M6 Attn: Jay Carfagnini	Unknown	Quintana Canada Holdings, LLC 05-60400	Directors’ and Officers’ Indemnity	Unsecured

Claims Which Are Not Released or Withdrawn

Claim
Date Filed	Claim No.	Creditor Name	Address	Amount	Debtor	Basis for Claim	Type
I. Directors’ and Officers’ Indemnity Claims
36. 7/27/2006	4435	Toby Austin, in his	c/o Goodmans LLP	Unknown	Quintana	Directors’	Unsecured
		capacity as director and	250 Yonge Street		Canada	and Officers’
		officer of Calpine Canada	Suite 2400		Holdings, LLC	Indemnity
		Power Services Ltd.	Toronto, Ontario		05-60400
M5B 2M6
Attn: Jay Carfagnini

37. 7/27/2006	4432	Calpine Canada Energy	c/o Goodmans LLP	Unknown	Quintana	Directors’	Unsecured
		Finance II ULC	250 Yonge Street		Canada	and Officers’
			Suite 2400		Holdings, LLC	Indemnity
			Toronto, Ontario		05-60400
M5B 2M6
Attn: Jay Carfagnini

38. 7/27/2006	4433	Toby Austin, in his	c/o Goodmans LLP	Unknown	Quintana	Directors’	Unsecured
		capacity as director and	250 Yonge Street		Canada	and Officers’
		officer of Calpine Canada	Suite 2400		Holdings, LLC	Indemnity
		Energy Finance II ULC	Toronto, Ontario		05-60400
M5B 2M6
Attn: Jay Carfagnini

39. 7/27/2006	4429	Calpine Natural Gas	c/o Goodmans LLP	Unknown	Quintana	Directors’	Unsecured
		Services Limited	250 Yonge Street		Canada	and Officers’
			Suite 2400		Holdings, LLC	Indemnity
			Toronto, Ontario		05-60400
M5B 2M6
Attn: Jay Carfagnini

Claims Which Are Not Released or Withdrawn

Claim
Date Filed	Claim No.	Creditor Name	Address	Amount	Debtor	Basis for Claim	Type
I. Directors’ and Officers’ Indemnity Claims
40. 7/27/2006	4431	Toby Austin, in his	c/o Goodmans LLP	Unknown	Quintana	Directors’	Unsecured
		capacity as director and	250 Yonge Street		Canada	and Officers’
		officer of Calpine Natural	Suite 2400		Holdings, LLC	Indemnity
		Gas Services Limited	Toronto, Ontario		05-60400
M5B 2M6
Attn: Jay Carfagnini

41. 7/27/2006	4428	3094479 Nova Scotia	c/o Goodmans LLP	Unknown	Quintana	Directors’	Unsecured
		Company	250 Yonge Street		Canada	and Officers’
			Suite 2400		Holdings, LLC	Indemnity
			Toronto, Ontario		05-60400
M5B 2M6
Attn: Jay Carfagnini

42. 7/27/2006	4430	Toby Austin, in his	c/o Goodmans LLP	Unknown	Quintana	Directors’	Unsecured
		capacity as director and	250 Yonge Street		Canada	and Officers’
		officer of 3094479 Nova	Suite 2400		Holdings, LLC	Indemnity
		Scotia Company	Toronto, Ontario		05-60400
M5B 2M6
Attn: Jay Carfagnini

43. 7/27/2006	4426	Calpine Island	c/o Goodmans LLP	Unknown	Quintana	Directors’	Unsecured
		Cogeneration Project Inc.	250 Yonge Street		Canada	and Officers’
			Suite 2400		Holdings, LLC	Indemnity
			Toronto, Ontario		05-60400
M5B 2M6
Attn: Jay Carfagnini

Claims Which Are Not Released or Withdrawn

Claim
Date Filed	Claim No.	Creditor Name	Address	Amount	Debtor	Basis for Claim	Type
I. Directors’ and Officers’ Indemnity Claims
44. 7/27/2006	4427	Toby Austin, in his	c/o Goodmans LLP	Unknown	Quintana	Directors’	Unsecured
		capacity as director and	250 Yonge Street		Canada	and Officers’
		officer of Calpine Island	Suite 2400		Holdings, LLC	Indemnity
		Cogeneration Project Inc.	Toronto, Ontario		05-60400
M5B 2M6
Attn: Jay Carfagnini

45. 7/27/2006	4424	Calpine Canada Whitby	c/o Goodmans LLP	Unknown	Quintana	Directors’	Unsecured
		Holdings Company	250 Yonge Street		Canada	and Officers’
			Suite 2400		Holdings, LLC	Indemnity
			Toronto, Ontario		05-60400
M5B 2M6
Attn: Jay Carfagnini

46. 7/27/2006	4425	Toby Austin, in his	c/o Goodmans LLP	Unknown	Quintana	Directors’	Unsecured
		capacity as director and	250 Yonge Street		Canada	and Officers’
		officer of Calpine Canada	Suite 2400		Holdings, LLC	Indemnity
		Whitby Holdings	Toronto, Ontario		05-60400
		Company	M5B 2M6
Attn: Jay Carfagnini

47. 7/27/2006	4422	Calpine Greenfield Ltd.	c/o Goodmans LLP	Unknown	Quintana	Directors’	Unsecured
			250 Yonge Street		Canada	and Officers’
			Suite 2400		Holdings, LLC	Indemnity
			Toronto, Ontario		05-60400
M5B 2M6
Attn: Jay Carfagnini

48. 7/27/2006	4423	Toby Austin, in his	c/o Goodmans LLP	Unknown	Quintana	Directors’	Unsecured
		capacity as director and	250 Yonge Street		Canada	and Officers’
		officer of Calpine	Suite 2400		Holdings, LLC	Indemnity
		Greenfield Ltd.	Toronto, Ontario		05-60400
M5B 2M6
Attn: Jay Carfagnini

Total Amount of D&O Indemnity Claims:				Unknown

Claims Which Are Not Released or Withdrawn

Claim
Date Filed	Claim No.	Creditor Name	Address	Amount	Debtor	Basis for Claim	Type
II. Other Claims
1. N/A	N/A	CCPL and any other	Unknown	Unknown	U.S. Debtors	Claims arising	Unknown
		Canadian Debtor against				from the
		whom CLP may claim in				Statement of
		connection with the Claims				Claim, Court
		arising from the Statement				File No. 07-
		of Claim.				CV- 332088PD3,
filed by the
Canadian Power
Developers
Group Inc.
against Calpine
Power L.P.,
Greenfield
Energy Centre
L.P., Daniel R.
Allard, Peter
Cartwright and
Robert D.
Kelly, and any
claims for
indemnity or
other claims arising
therefrom.

EXHIBIT F
Claims Filed In CCAA Proceedings That Have Been Guaranteed By U.S. Debtors

Claim			Amount As Filed
No.	Creditor	Debtor	(in Cdn Dollars)
5-028	Alliance Pipeline Limited Partnership, by its general partner Alliance Pipeline Ltd.	Calpine Canada Resources Company	52,755,275.86

5-041	Alliance Pipeline L.P., by its managing general partner Alliance Pipeline Inc.	Calpine Canada Resources Company	40,980,017.36

7-004	Alliance Pipeline L.P., by its managing general partner Alliance Pipeline Inc.	Calpine Energy Services Canada Ltd.	40,980,017.36

7-005	Alliance Pipeline Limited Partnership, by its general partner Alliance Pipeline Ltd.	Calpine Energy Services Canada Ltd.	52,755,275.86

8-005	Alliance Pipeline L.P., by its managing general partner Alliance Pipeline Inc.	Calpine Energy Services Canada Partnership	40,980,017.36

8-006	Alliance Pipeline Limited Partnership, by its general partner Alliance Pipeline Ltd.	Calpine Energy Services Canada Partnership	52,755,275.86

2-007	NOVA Gas Transmission Ltd.	Calpine Canada Energy Limited	36,205,274.42

5-035	NOVA Gas Transmission Ltd.	Calpine Canada Resources Company	36,205,274.42

7-015	NOVA Gas Transmission Ltd.	Calpine Energy Services Canada Ltd.	36,205,274.42

8-012	NOVA Gas Transmission Ltd.	Calpine Energy Services Canada Partnership	36,205,274.42

F-2

Claim			Amount As Filed
No.	Creditor	Debtor	(in Cdn Dollars)
2-008	TransCanada Pipelines Limited	Calpine Canada Energy Limited	81,129,548.10

5-039	TransCanada Pipelines Limited	Calpine Canada Resources Company	81,129,548.10

7-016	TransCanada Pipelines Limited	Calpine Energy Services Canada Ltd.	81,129,548.10

8-014	TransCanada Pipelines Limited	Calpine Energy Services Canada Partnership	81,129,548.10

5-031	Calpine Power, L.P.	Calpine Canada Resources Company	769,064,345.51	Toll

7-009	Calpine Power, L.P.	Calpine Energy Services Canada Ltd.	769,064,345.51	Toll

8-011	Calpine Power, L.P.	Calpine Energy Services Canada Partnership	769,064,345.51	Toll

3-012	Calpine Power, L.P. and Calpine Power Income Fund	Calpine Canada Power Ltd.	TBD	Trans Fee

3-013	Calpine Power, L.P.	Calpine Canada Power Ltd.	TBD	Heat Rate

EXHIBIT G
Third Party Claims To Be Withdrawn Or Dismissed On A With Prejudice Basis

Claim
No	Creditor	Debtor	Amount As Filed
2-006	HSBC Bank USA, National Association	Calpine Canada Energy Ltd.	TBD	ULC1

3-018	HSBC Bank USA, National Association	Calpine Canada Power Ltd.	TBD	ULC1

4-004	HSBC Bank USA, National Association	Calpine Canada Power Services Ltd.	TBD	ULC1

5-032	HSBC Bank USA, National Association	Calpine Canada Resources Company	TBD	ULC1

6-004	HSBC Bank USA, National Association	Calpine Canada Energy Finance II ULC	TBD	ULC1

7-012	HSBC Bank USA, National Association	Calpine Energy Services Canada Ltd.	TBD	ULC1

8-004	HSBC Bank USA, National Association	Calpine Energy Services Canada Partnership	TBD	ULC1

9-002	HSBC Bank USA, National Association	3094479 Nova Scotia Company	TBD	ULC1

10-002	HSBC Bank USA, National Association	Calpine Canadian Saltend Limited Partnership	TBD	ULC1

11-004	HSBC Bank USA, National Association	Calpine Natural Gas Services Ltd.	TBD	ULC1

12-031	HSBC Bank USA, National Association	Calpine Canada Natural Gas Partnership	TBD	ULC1

1-012	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Canada Energy Finance ULC	TBD	2nd Lien

2-009	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Canada Energy Ltd.	US$ 3,025,758,604.24 plus TBD	$2nd Lien

Claim
No	Creditor	Debtor	Amount As Filed
2-010	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Canada Energy Ltd.	TBD	2nd Lien

3-019	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Canada Power Ltd.	TBD	2nd Lien

4-005	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Canada Power Services Ltd.	TBD	2nd Lien

5-040	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Canada Resources Company	TBD	2nd Lien

6-006	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Canada Energy Finance II ULC	TBD	2nd Lien

7-017	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Energy Services Canada Ltd.	TBD	2nd Lien

8-015	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Energy Services Canada Partnership	TBD	2nd Lien

9-003	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	3094479 Nova Scotia Company	TBD	2nd Lien

10-003	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Canadian Saltend Limited Partnership	TBD	2nd Lien

11-005	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Natural Gas Services Ltd.	TBD	2nd Lien

Claim
No	Creditor	Debtor	Amount As Filed
12-034	Wilmington Trust Company, as Indenture Trustee for the Second Priority Senior Secured Notes issued by Calpine Corporation	Calpine Canada Natural Gas Partnership	TBD	2nd Lien

7-011	Greenfield Energy LP	Calpine Energy Services Canada Ltd.	TBD	Greenfield

7-013	MIT Power Canada LP Inc.	Calpine Energy Services Canada Ltd.	TBD	Greenfield

7-014	MIT Power Canada Investments Inc.	Calpine Energy Services Canada Ltd.	TBD	Greenfield

7-018	CM Greenfield Power Corp	Calpine Energy Services Canada Ltd.	TBD	Greenfield

5-033	Manufacturers and Traders Trust Company, as Indenture Trustee for the 8 7/8% Senior Notes due 2011 and the 8 3/8% Senior Notes due 2008, and on behalf of Calpine Canada Energy Finance II ULC.	Calpine Canada Resources Company	C$ 639,044,000	ULCII

4056	Wilmington Trust Company, as Indenture Trustee for Calpine Corporation 8.75% Second Priority Senior Secured Notes Due 2013	Quintana Canada Holdings LLC	US $933,958,967.18	2nd Lien

4057	Wilmington Trust Company, as Indenture Trustee for Calpine Corporation 9.875% Second Priority Senior Secured Notes Due 2011	Quintana Canada Holdings LLC	US $402,137,369.40	2nd Lien

4059	Wilmington Trust Company, as Indenture Trustee for Calpine Corporation 8.5% Second Priority Senior Secured Notes Due 2010	Quintana Canada Holdings LLC	US $1,192,139,522.73	2nd Lien

4061	Wilmington Trust Company, as Indenture Trustee for Calpine Corporation Second Priority Senior Secured Floating Rate Notes Due 2007	Quintana Canada Holdings LLC	US $497,539,218.43	2nd Lien

4388	Wilmington Trust Company, as Indenture Trustee for the Holders of Calpine Corporation’s Second Priority Senior Secured Notes for certain Unliquidated Claims	Quintana Canada Holdings LLC	TBD	2nd Lien

Claim
No	Creditor	Debtor	Amount As Filed
3793	Wilmington Trust Company, as Indenture Trustee for the Holders of Calpine Corporation’s Second Priority Senior Secured Notes for certain Unliquidated Claims	Calpine ULC I Holding, LLC	TBD	2nd Lien

5740	HSBC Bank USA, National Association, solely in its capacity as the Successor Indenture Trustee under the Indenture and the Senior Notes (as such terms are defined in the attachment to the Proof of Claim (the “Attachment”)) issued by Calpine Canada Energy Finance ULC (“ULC 1”), on behalf of (a) the Indenture Trustee and holders of Senior Notes, and (b) ULC 1	Calpine Corporation and each of its affiliate Debtors (as defined in the Attachment to the proof of claim)	TBD	ULC1

4074	Manufacturers and Traders Trust Company, as Indenture Trustee, for the 8 7/8% Senior Notes Due 2011 and the 8 3/8% Senior Notes Due 2008 issued by Calpine Canada Energy Finance II ULC and guaranteed by Calpine Corporation and on behalf of Calpine Canada Energy Finance II ULC	Calpine Corporation	US $549,362, 988.80	ULC2

4221	Manufacturers and Traders Trust Company, as Indenture Trustee, for the 8 7/8% Senior Notes Due 2011 and the 8 3/8% Senior Notes Due 2008 issued by Calpine Canada Energy Finance II ULC and guaranteed by Calpine Corporation and on behalf of Calpine Canada Energy Finance II ULC	Quintana Canada Holdings LLC	US $549,362,988.80	ULC2

4222	Manufacturers and Traders Trust Company, as Indenture Trustee, for the Holders of the 8 3/8% Senior Notes Due 2008 issued by Calpine Canada Energy Finance II ULC and guaranteed by Calpine Corporation	Calpine Corporation	US $213,421,508.67	ULC2

4223	Manufacturers and Traders Trust Company, as Indenture Trustee,	Calpine Corporation	US $357,995,076.25	ULC2
for the Holders of 8 7/8% Senior Notes Due 2011 issued by Calpine Canada Energy Finance II ULC and guaranteed by Calpine Corporation

4224	Manufacturers and Traders Trust Company, as Indenture Trustee, for the 8 7/8% Senior Notes Due 2011 and the 8 3/8% Senior Notes Due 2008 issued by Calpine Canada Energy Finance II ULC and guaranteed by Calpine Corporation, for its own fees, costs, and expenses	Calpine Corporation	US $838,637.41	ULC2